EXHIBIT 10


                               FINANCING AGREEMENT

                           Dated as of April 20, 2001



                                  by and among

                              SUNTERRA CORPORATION,
                       as debtor and debtor-in-possession,

                          CERTAIN OF ITS SUBSIDIARIES,
                      as debtors and debtors-in-possession,

                    -----------------------------------------

            THE FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY HERETO

                    -----------------------------------------



                                       and

                        GREENWICH CAPITAL MARKETS, INC.,

                                    as Agent





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                                TABLE OF CONTENTS

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ARTICLE I. DEFINITIONS; CERTAIN TERMS.............................................................................2

   SECTION 1.01      DEFINITIONS..................................................................................2
   ------------      -----------
   SECTION 1.02      TERMS GENERALLY.............................................................................27
   ------------      ---------------
   SECTION 1.03      ACCOUNTING AND OTHER TERMS..................................................................27
   ------------      --------------------------
   SECTION 1.04      TIME REFERENCES.............................................................................28
   ------------      ---------------
   SECTION 1.05      AMOUNTS IN FOREIGN CURRENCY.................................................................28
   ------------      ---------------------------

ARTICLE II. THE LOANS............................................................................................28

   SECTION 2.01      TERM LOAN COMMITMENTS.......................................................................28
   ------------      ---------------------
   SECTION 2.02      REVOLVING CREDIT COMMITMENTS................................................................29
   ------------      ----------------------------
   SECTION 2.03      MAKING THE LOANS............................................................................30
   ------------      ----------------
   SECTION 2.04      TERM LOAN NOTES; REPAYMENT OF LOANS.........................................................33
   ------------      -----------------------------------
   SECTION 2.05      REVOLVING CREDIT NOTES; REPAYMENT OF LOANS..................................................33
   ------------      ------------------------------------------
   SECTION 2.06      LIMITATION ON TYPES OF LOANS; ILLEGALITY....................................................33
   ------------      ----------------------------------------
   SECTION 2.07      REPAYMENT OF LOANS; EVIDENCE OF DEBT........................................................34
   ------------      ------------------------------------
   SECTION 2.08      INTEREST....................................................................................35
   ------------      --------
   SECTION 2.09      PREPAYMENT OF TERM LOANS....................................................................36
   ------------      ------------------------
   SECTION 2.10      REDUCTION OF COMMITMENT; PREPAYMENT OF REVOLVING LOANS......................................37
   ------------      ------------------------------------------------------
   SECTION 2.11      FEES........................................................................................39
   ------------      ----
   SECTION 2.12      SECURITIZATION..............................................................................41
   ------------      --------------
   SECTION 2.13      TAXES.......................................................................................41
   ------------      -----
   SECTION 2.14      EXIT FINANCING..............................................................................44
   ------------      --------------

ARTICLE III. SECURITY AND ADMINISTRATIVE PRIORITY................................................................44

   SECTION 3.01      COLLATERAL; GRANT OF LIEN AND SECURITY INTEREST.............................................44
   ------------      -----------------------------------------------
   SECTION 3.02      ADMINISTRATIVE PRIORITY.....................................................................45
   ------------      -----------------------
   SECTION 3.03      GRANTS, RIGHTS AND REMEDIES.................................................................45
   ------------      ---------------------------
   SECTION 3.04      NO FILINGS REQUIRED.........................................................................46
   ------------      -------------------
   SECTION 3.05      SURVIVAL....................................................................................46
   ------------      --------

ARTICLE IV. PAYMENTS AND OTHER COMPENSATION......................................................................47

   SECTION 4.01      PAYMENTS; COMPUTATIONS AND STATEMENTS.......................................................47
   ------------      -------------------------------------
   SECTION 4.02      SHARING OF PAYMENTS, ETC....................................................................48
   ------------      -------------------------
   SECTION 4.03      APPORTIONMENT OF PAYMENTS...................................................................48
   ------------      -------------------------
   SECTION 4.04      INCREASED COSTS AND REDUCED RETURN..........................................................49
   ------------      ----------------------------------
   SECTION 4.05      JOINT AND SEVERAL LIABILITY OF THE BORROWERS................................................50
   ------------      --------------------------------------------

ARTICLE V. CONDITIONS TO LOANS...................................................................................51

   SECTION 5.01      CONDITIONS PRECEDENT TO FINAL FACILITY EFFECTIVENESS........................................51
   ------------      ----------------------------------------------------
   SECTION 5.02      CONDITIONS PRECEDENT TO ALL LOANS...........................................................54
   ------------      ---------------------------------
   SECTION 5.03      CONDITIONS PRECEDENT TO TRANCHE B TERM LOANS................................................55
   ------------      --------------------------------------------
   SECTION 5.04      CONDITIONS PRECEDENT TO MAY BORROWINGS......................................................56
   ------------      --------------------------------------
   SECTION 5.05      CONDITIONS PRECEDENT TO JUNE BORROWINGS.....................................................57
   ------------      ---------------------------------------

ARTICLE VI. REPRESENTATIONS AND WARRANTIES.......................................................................57

   SECTION 6.01      REPRESENTATIONS AND WARRANTIES..............................................................57
   ------------      ------------------------------

ARTICLE VII. COVENANTS OF THE BORROWER...........................................................................66

   SECTION 7.01      AFFIRMATIVE COVENANTS.......................................................................66
   ------------      ---------------------
   SECTION 7.02      NEGATIVE COVENANTS..........................................................................78
   ------------      ------------------
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ARTICLE VIII. EVENTS OF DEFAULT..................................................................................85

   SECTION 8.01      EVENTS OF DEFAULT...........................................................................85
   ------------      -----------------

ARTICLE IX. AGENT................................................................................................89

   SECTION 9.01      APPOINTMENT.................................................................................89
   ------------      -----------
   SECTION 9.02      NATURE OF DUTIES............................................................................90
   ------------      ----------------
   SECTION 9.03      RIGHTS, EXCULPATION, ETC....................................................................90
   ------------      ------------------------
   SECTION 9.04      RELIANCE....................................................................................91
   ------------      --------
   SECTION 9.05      INDEMNIFICATION.............................................................................91
   ------------      ---------------
   SECTION 9.06      AGENT INDIVIDUALLY..........................................................................92
   ------------      ------------------
   SECTION 9.07      SUCCESSOR AGENT.............................................................................92
   ------------      ---------------
   SECTION 9.08      COLLATERAL MATTERS..........................................................................93
   ------------      ------------------

ARTICLE X. MISCELLANEOUS.........................................................................................94

   SECTION 10.01     NOTICES, ETC................................................................................94
   -------------     -------------
   SECTION 10.02     AMENDMENTS, ETC.............................................................................96
   -------------     ----------------
   SECTION 10.03     NO WAIVER; REMEDIES, ETC....................................................................97
   -------------     -------------------------
   SECTION 10.04     EXPENSES; TAXES; ATTORNEYS' FEES............................................................97
   -------------     --------------------------------
   SECTION 10.05     RIGHT OF SET-OFF............................................................................98
   -------------     ----------------
   SECTION 10.06     SURVIVAL....................................................................................99
   -------------     --------
   SECTION 10.07     SEVERABILITY................................................................................99
   -------------     ------------
   SECTION 10.08     ASSIGNMENTS AND PARTICIPATIONS..............................................................99
   -------------     ------------------------------
   SECTION 10.09     COUNTERPARTS...............................................................................102
   -------------     ------------
   SECTION 10.10     GOVERNING LAW..............................................................................103
   -------------     -------------
   SECTION 10.11     WAIVER OF JURY TRIAL, ETC..................................................................103
   -------------     --------------------------
   SECTION 10.12     CONSENT BY THE AGENT AND LENDERS...........................................................103
   -------------     --------------------------------
   SECTION 10.13     NO PARTY DEEMED DRAFTER....................................................................103
   -------------     -----------------------
   SECTION 10.14     SUNTERRA CORPORATION AS AGENT FOR BORROWERS................................................104
   -------------     -------------------------------------------
   SECTION 10.15     INDEMNIFICATION............................................................................104
   -------------     ---------------
   SECTION 10.16     RECORDS....................................................................................105
   -------------     -------
   SECTION 10.17     BINDING EFFECT.............................................................................105
   -------------     --------------
   SECTION 10.18     ACKNOWLEDGMENT REGARDING SUNTERRA SECURITIZATIONS..........................................105
   -------------     -------------------------------------------------
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                                       3






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SCHEDULES AND EXHIBITS



Schedule 1.01(A)....................Borrowers

Schedule 1.01(B)....................Finova Loans

Schedule 1.01(C)....................Intercompany Notes

Schedule 1.01(D)....................Existing Indebtedness

Schedule 1.01(E)....................Lenders and Lenders' Commitments

Schedule 3.01(a)....................Excluded Property

Schedule 6.01(e)....................Subsidiaries

Schedule 6.01(f)....................Litigation

Schedule 6.01(i)....................ERISA

Schedule 6.01(j)....................Taxes

Schedule 6.01(o)....................Real Property

Schedule 6.01(q)....................Environmental Matters

Schedule 6.01(r)....................Insurance

Schedule 6.01(u)....................Bank Accounts

Schedule 6.01(x)....................Place of Business; Chief Executive Office

Schedule 6.01(z)....................Existing Financing Agreement Assets

Schedule 6.01(aa)...................Finova Assets

Schedule 7.01(b)(ii)................Mortgaged Properties

Schedule 7.01(b)(iii)...............Notice Properties

Schedule 7.02(b)....................Existing Liens

Schedule 7.02(f)....................Existing Investments

Schedule 7.02(k)....................Sunterra Europe Intercompany Note Conversion

                                        4
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Exhibit A...........................Form of Notice of Borrowing

Exhibit B...........................Form of Final Bankruptcy Court Order

Exhibit C...........................Form of Assignment and Acceptance

Exhibit D...........................Equity Interest Value Methodology

Exhibit E...........................Inventory Value Methodology

Exhibit F...........................Mortgage Receivables Value Methodology

Exhibit G...........................Noncore Assets Value Methodology

Exhibit H...........................Other Assets Value Methodology

Exhibit I...........................[Reserved]

Exhibit J...........................[Reserved]

Exhibit K...........................Collateral Coverage Ratio

                               FINANCING AGREEMENT

Financing Agreement, dated as of April 20, 2001, by and among Sunterra Corporation, as a debtor and a debtor-in-possession, a Maryland corporation (the "Parent"), the subsidiaries of the Parent listed on Schedule 1.01(A) hereto, each as a debtor and a debtor-in-possession (together with the Parent, individually a "Borrower" and collectively, the "Borrowers"), the financial institutions from time to time party hereto (individually a "Lender" and collectively, the "Lenders") and Greenwich Capital Markets, Inc., a Delaware corporation, as agent for the Lenders (in such capacity, the "Agent").

                                    RECITALS

                  WHEREAS, on May 31, 2000, certain of the Borrowers commenced cases (the "Chapter 11 Cases") under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Maryland, Baltimore Division (the "Bankruptcy Court"), and the Borrowers have retained possession of their assets and are authorized under the Bankruptcy Code to continue the operation of their businesses as debtors-in-possession;

                  WHEREAS, by an order dated May 31, 2000, the Bankruptcy Court authorized the joint administration of the bankruptcy estate of each Borrower;

                  WHEREAS, the Borrowers, Ableco Finance LLC, as agent, and certain financial institutions are parties to an Amended and Restated Financing Agreement dated as of August 9, 2000 (as so amended, the "Existing Financing Agreement"), pursuant to which the Borrowers have certain financing available to them including a revolving credit commitment of $45,000,000;

                  WHEREAS, the Existing Financing Agreement was approved by the Bankruptcy Court on August 3, 2000 pursuant to the Final Order, Pursuant to Sections 105 and 364(c) of the Bankruptcy Code and Bankruptcy Rules 2002, 4001 and 9014, (I) Approving Debtors' Motion for Order Authorizing Debtors to Incur Post-Petition Secured Indebtedness on an Interim and Final Basis, and (II) Granting Security Interests and Superpriority Claims;

                  WHEREAS, the Borrowers and Finova Capital Corporation are parties to certain financial arrangements including the agreements set forth on
Schedule 1.01(B) (collectively, the "Finova Loans"); and


                  WHEREAS, the Borrowers, the Lenders and the Agent wish to enter into an agreement to provide replacement debtor-in-possession financing to the Borrowers (i) to refinance the Existing Financing Agreement, (ii) pursuant to terms to be agreed upon, to refinance the Finova Loans and certain other obligations as may be agreed by the parties from time to time and (iii) to provide the Borrowers with funds for working capital and other general corporate purposes;

                  NOW, THEREFORE, the Borrowers, the Lenders and the Agent hereby agree as follows:

                                   ARTICLE I.
                           DEFINITIONS; CERTAIN TERMS

         SECTION 1.01 Definitions. As used in this Agreement, the following terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms:

                  "Action" has the meaning specified therefor in Section 10.12.

                  "Administrative Borrower" means Sunterra Corporation or any Borrower designated as such by the Borrowers in a written notice to the Agent.

                  "Advance Rate" means 85%.

                  "Affiliate" means, as to any Person, any other Person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (i) vote 10% or more of the Capital Stock having ordinary voting power for the election of directors of such Person or (ii) direct or cause the direction of the management and policies of such Person whether by contract or otherwise. Notwithstanding anything herein to the contrary, in no event shall the Agent or any Lender be considered an "Affiliate" of any Loan Party.

                  "Agent" has the meaning specified therefor in the preamble hereto.

                  "Agent Advances" has the meaning specified therefor in Section 9.08(a).

                  "Agent's Account" means an account at a bank designated by the Agent from time to time as the account into which the Borrowers shall make all payments to the Agent for the benefit of the Agent and the Lenders under this Agreement and the other Loan Documents.

                  "Agreed Administrative Expense Priorities" shall mean that administrative expenses with respect to the Borrowers entitled to priority pursuant to Sections 503 and 507 of

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the Bankruptcy Code and, with respect to sub-clause (ii) of clause "first",  any official committee appointed by the Bankruptcy Court shall have the following order of priority:

                           first, (i) amounts payable pursuant to 28 U.S.C. ss. 1930(a)(6) and (ii) allowed fees and expenses of attorneys, accountants and other professionals retained in the Chapter 11 Cases pursuant to Sections 327 and 1103 of the Bankruptcy Code, but the amount entitled to priority under sub-clause (ii) of this clause first ("Priority Professional Expenses") shall not exceed $4,000,000 outstanding and unpaid in the aggregate at any time (inclusive of any holdbacks required by the Bankruptcy Court) (the "Professional Expense Cap"); provided, however, that (A) after the Agent has provided written by-hand or facsimile notice to the Administrative Borrower of the occurrence of an Event of Default hereunder or a default by the Borrowers in any of their obligations under the Final Bankruptcy Court Order, any payments actually made to such professionals after the occurrence and during the continuance of such Event of Default or default, under Sections 330 and 331 of the Bankruptcy Code or otherwise, shall reduce the Professional Expense Cap on a dollar-for-dollar basis and (B) for the avoidance of doubt, any payment actually made to such professionals prior to the notice described in subclause (A) above may be retained by such professionals and not reduce the Professional Expense Cap, second, all Obligations, and

                           third, all other allowed administrative expenses.

                  "Agreement" means this Financing Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect at the time such reference becomes operative.

                  "Assignment and Acceptance" means an assignment and acceptance entered into by an assigning Lender and an assignee, and accepted by the Agent, in accordance with Section 10.08 hereof and substantially in the form of Exhibit C hereto.

                  "Authorized Officer" means the chief financial officer, president or executive vice president of the Administrative Borrower.

                  "Bankruptcy Code" has the meaning specified therefor in the recitals hereto.

                  "Bankruptcy Court" has the meaning specified therefor in the recitals hereto.

                  "Blocked Account" has the meaning specified therefor in
Section 2.09(b)(iii).

                  "Board" means the Board of Governors of the Federal Reserve System of the United States.

                  "Book Value" means, the lower of (i) cost and (ii) market value, in each case determined in accordance with GAAP.

                  "Borrower" and "Borrowers" have the meanings specified therefor in the preamble hereto.

                  "Budget" means the monthly cash flow forecast for the period through June 2002, prepared by the Borrowers and delivered to the Agent prior to the Final Facility Effective Date, which shall be in form and substance acceptable to the Agent, as such forecast may from time to time be supplemented or revised in a manner acceptable to the Agent.

                  "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required to close; provided, however, that when used in connection with the calculation of the LIBO Base Rate, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

                  "Capital Expenditures" means, with respect to any Person for any period, the sum of (i) the aggregate of all expenditures by such Person and its Subsidiaries during such period that in accordance with GAAP are or should be included in "property, plant and equipment" or similar fixed asset account on its balance sheet, whether such expenditures are paid in cash or financed and including all Capitalized Lease Obligations paid or payable during such period, and (ii) to the extent not covered by clause (i) above, the aggregate of all expenditures by such Person and its Subsidiaries to acquire by purchase or otherwise the business or fixed assets of, or the Capital Stock of, any other Person.

                  "Capital Guideline" means any law, rule, regulation, policy, guideline or directive (whether or not having the force of law and whether or not the failure to comply therewith would be unlawful) (i) regarding capital adequacy, capital ratios, capital requirements, the calculation of a bank's capital or similar matters, or (ii) affecting the amount of capital required to be obtained or maintained by the Lenders any Person controlling any Lender, or the manner in which the Lenders, any Person controlling any Lender allocate capital to any of their contingent liabilities (including letters of credit), advances, acceptances, commitments, assets or liabilities.

                  "Capitalized Lease" means, with respect to any Person, any lease of real or personal property by such Person as lessee which is required under GAAP to be capitalized on the balance sheet of such Person.

                  "Capitalized Lease Obligations" means, with respect to any Person, obligations of such Person and its Subsidiaries under Capitalized Leases, and, for purposes hereof, the amount of any such obligation shall be the capitalized amount thereof determined in accordance with GAAP.

                  "Capital Stock" means (i) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, and (ii) with respect to any Person that is not a corporation, any and all partnership, membership or other equity interests of such Person.

                  "Carve-Out Expenses" means those amounts, fees, expenses and claims set forth in clause "first" of the definition of the term "Agreed Administrative Expense Priorities."

                   "Chapter 11 Cases" shall have the meaning given that term in the recitals to this Agreement.

                  "Club" means Club Sunterra, Inc., a Florida corporation and wholly-owned subsidiary of the Parent.

                  "Collateral" has the meaning specified therefor in Section 3.01(a).

                  "Collateral Coverage Ratio" means the ratio of the Collateral Value to the aggregate principal amount of all outstanding Loans.

                  "Collateral Value" means (a) the sum of the following: (i) the Inventory Collateral Value, (ii) the Mortgage Receivables Collateral Value,
(iii) the Equity Interest Collateral Value, (iv) the Other Assets Collateral Value, and (v) the Noncore Assets Collateral Value, less (b) the sum of (x) the Professional Expense Cap, (y) the value of any Indebtedness or other claims secured by Liens arising after the date hereof on any Collateral, other than Permitted Liens referred to in clauses (a), (b), (c), (e), (f), (g), (l) and (m) of the definition of such term and (z) the value of any Indebtedness or other claims secured by Liens existing on the Final Facility Effective Date to the extent that they exceed the sum of (A)$5,000,000 and (B) the aggregate amount of cash escrowed for the purpose of satisfying such Liens; provided, however, that, if at any time on or after the earlier of (1) the Finova Loan Take-out Date and
(2) September 30, 2001, the Equity Interest Collateral Value exceeds 35% of the Collateral Value (the "Original Collateral Value"), then the Collateral Value shall equal the Original Collateral Value less the amount by which the Equity Interest Collateral Value exceeds 35% of the Original Collateral Value; and provided, further, that any Collateral subject to Liens referred to in clause
(n) of the definition of Permitted Liens that have not been discharged prior to such date shall be excluded from the calculation of Collateral Value unless otherwise agreed to by the Agent in its sole discretion. The calculation of Collateral Value shall be delivered to the Agent on each Determination Date and shall be calculated as of the end of the previous month.

                  "Commitment" means, with respect to each Lender, the sum of such Lender's Revolving Credit Commitment and Term Loan Commitment, as such amount may be terminated or reduced from time to time in accordance with the terms of this Agreement.

                  "Comprehensive Plan of Reorganization" means a comprehensive plan of reorganization, including a business plan, financial projections and a liquidation analysis, in such detail as is required for the approval of such a plan of reorganization and which, in the Borrowers' good faith belief, is reasonably capable of being confirmed.

                  "Contingent Obligation" means, with respect to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, (i) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of a primary obligor, (ii) the obligation to make take-or-pay or similar payments, if required, regardless of nonperformance by any other party or parties to an agreement, (iii) any obligation of such Person, whether or not contingent, (A) to purchase any such primary obligation or any Property constituting direct or indirect security therefor, (B) to advance or supply funds (1) for the purchase or payment of any such primary obligation or
(2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (C) to purchase Property, assets, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (D) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term "Contingent Obligation" shall not include any products warranties extended in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation with respect to which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability with respect thereto (assuming such Person is required to perform thereunder), as determined by such Person in good faith.

                  "Creditors Committee" means the Official Committee of Unsecured Creditors appointed by the United States Trustee for the District of Maryland on June 15, 2000, in the Chapter 11 Cases.

                  "Custodial Agreement" means the Custodial Agreement by and between the Custodian and the Agent, in form and substance satisfactory to the Agent, as amended, restated or replaced from time to time.

                  "Custodial Bi-Party Agreement" means the Custodial Bi-Party Agreement, dated as of the date hereof, by and among the Agent, the Borrowers and the Guarantors, in form and substance satisfactory the Agent.

                  "Custodian" means LaSalle Bank National Association or such other custodian mutually agreeable to the Agent and the Administrative Borrower.

                   "Default" means an event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

                  "Determination Date" means, for any month, the 15th day of such month or, if such date is not a Business Day, the next succeeding Business Day.

                  "Disposition" means any transaction, or series of related transactions, pursuant to which any Loan Party or any of its Subsidiaries sells, assigns, transfers or otherwise disposes of any Property or assets (whether now owned or hereafter acquired) to any other Person, in each case whether or not the consideration therefor consists of cash, securities or other assets owned by the acquiring Person, excluding Permitted Dispositions.

                  "Dollar," "Dollars" and the symbol "$" each means lawful money of the United States of America.

                  "Eligible Mortgage Receivables" means those duly authorized Time Share Mortgages secured by and that arise in connection with the purchase of Time Share Interests for which a Borrower is the mortgagee: (i) that have cleared escrow on or after January 1, 2001; (ii) for which (a) the applicable Time Share Interest sale from which it arises has not been canceled by the applicable mortgagor or any Borrower, (b) any statutory or other applicable cancellation or rescission period has expired, (c) the Time Share Interest purchased by the applicable mortgagor has not been surrendered in accordance with the applicable terms of the relevant Purchase Document and (d) the related Time Share Interest sale fully complies with the terms, provisions and conditions of this Agreement, the other Loan Documents and all applicable laws;
(iii) as to which the applicable mortgagor is not an Affiliate of any Borrower, or related to or employed by any Borrower or any Affiliate of any Borrower; (iv) as to which the applicable mortgagor is as of the date of determination delinquent (without giving effect to any applicable grace period) no more than two monthly payments; (v) with respect to Time Share Mortgages originated on or after February 1, 2001, that meet all of the Underwriting Guidelines; (vi) that is denominated and payable only in United States Dollars in the United States;
(vii) that does not contravene any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to the sale of the Time Share Interests, usury, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy and with respect to which no party to the applicable mortgage related thereto is in violation of any such law, rule or regulation if such violation would impair the collectability of such mortgage receivable); (viii) with respect to which neither the purchaser nor the applicable mortgagor has any bona fide claim against any Borrower or any Affiliate of any Borrower or any defense, setoff or counterclaim; (ix) for which the applicable mortgagor was not 30 or more days late in making the first scheduled monthly payment, unless such applicable mortgagor has thereafter made on a timely basis six consecutive monthly payments; (x) for which the aggregate amount owing from any applicable mortgagor with respect to all such mortgages does not exceed $100,000 in the aggregate, excluding any Securitizations; (xi) for which the mortgage, the mortgage note, federal truth-in-lending disclosure statement, certificate of title, Time Share Interest purchase agreement and other documents and instruments related to the Time Share Interest transaction giving rise thereto, are genuine, valid, and legally enforceable in accordance with their respective terms, and the applicable Borrower has not assigned or otherwise transferred any right, title, or interest in and to any such document or instrument other than to the Agent and the Lenders; and (xii) for which there are no Material Exceptions (as defined in the Custodial Bi-Party Agreement) or exceptions (as defined in any successor Custodial Agreement).

                  "Employee Plan" means an employee benefit plan (other than a Multiemployer Plan) covered by Title IV of ERISA and maintained (or was maintained at any time during the six (6) calendar years preceding the date of any borrowing hereunder) for employees of any Borrower or any of its ERISA Affiliates.

                  "Environmental Actions" means any complaint, summons, citation, notice, directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter or other communication from any Governmental Authority involving violations of Environmental Laws or Releases of Hazardous Materials (i) from any assets, properties or businesses of any Loan Party or any of its Subsidiaries or any predecessor in interest; (ii) from adjoining properties or businesses; or (iii) onto any facilities which received Hazardous Materials generated by any Loan Party or any of its Subsidiaries or any predecessor in interest.

                  "Environmental Laws" means the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C.ss. 9601, et seq.), the Hazardous Materials Transportation Act (49 U.S.C.ss.1801, et seq.), the Resource Conservation and Recovery Act (42 U.S.C.ss. 6901, et seq.), the Federal Clean Water Act (33 U.S.C.ss. 1251 et seq.), the Clean Air Act (42 U.S.C.ss. 7401 et seq.), the Toxic Substances Control Act (15 U.S.C.ss. 2601 et seq.) and the Occupational Safety and Health Act (29 U.S.C.ss. 651 et seq.), as such laws may be amended or otherwise modified from time to time, and any other present or future federal, state, local or foreign statute, ordinance, rule, regulation, order, judgment, decree, permit, license or other binding determination of any Governmental Authority imposing liability or establishing standards of conduct for protection of the environment.

                  "Environmental Liabilities and Costs" means all liabilities, monetary obligations, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts and consultants and costs of investigations and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim or demand by any Governmental Authority or any third party, and which relate to any environmental condition or a Release of Hazardous Materials from or onto (i) any Property presently or formerly owned by any Loan Party or any of its Subsidiaries or (ii) any facility which received Hazardous Materials generated by any Loan Party or any of its Subsidiaries.

                  "Environmental Lien" means any Lien in favor of any Governmental Authority for Environmental Liabilities and Costs.

                  "Equity Interest Collateral Value" means the value of the Borrowers' interests in Sunterra Europe, the Hawaiian Partnerships and other equity interests as agreed by the Agent and the Administrative Borrower, determined pursuant to the methodology provided for on Exhibit D hereto.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, and regulations thereunder, in each case as in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections.

                  "ERISA Affiliate" means, with respect to any Person, any trade or business (whether or not incorporated) which is a member of a group of which such Person is a member and which would be deemed to be a "controlled group" within the meaning of Sections 414(b), (c), (m) and (o) of the Code.

                  "Event of Default" means any of the events set forth in
Section 8.01.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Existing Financing Agreement" has the meaning specified therefor in the recitals to this Agreement.

                  "Existing Financing Agreement Assets" means all assets of the Loan Parties which secure the Existing Financing Agreement.

                  "Facility Fee" has the meaning specified therefor in Section 2.11(a).

                  "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period of the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it.

                  "Filing Date" means, with respect to Design Internationale - RMI, Inc., June 30, 2000, with respect to Resorts Development International, Inc., November 1, 2000, and, with respect to all other Borrowers, May 31, 2000.

                  "Final Bankruptcy Court Order" means the order of the Bankruptcy Court approving the Loans made and to be made to the Borrowers in accordance with this Agreement, substantially in the form of Exhibit B hereto, as the same may be amended, modified or supplemented from time to time with the express written joinder or consent of the Agent, the Lenders and the Borrowers.

                  "Final Facility Effective Date" means the date on which all of the conditions precedent set forth in Section 5.01 are satisfied.

                  "Final Maturity Date" means the date which is the earliest of
(i) the date of the substantial consummation (as defined in Section 1101(2) of the Bankruptcy Code) of a plan of reorganization in the Chapter 11 Cases that has been confirmed by an order of the Bankruptcy Court, (ii) June 30, 2002, or
(iii) such earlier date on which either (A) all Loans shall become due and payable, in whole, in accordance with the terms of this Agreement and the other Loan Documents or (B) all Loans and all other Obligations for the payment of money shall be paid in full and the Total Commitment and this Agreement are terminated.

                  "Financial Statements" means (i) the audited consolidated balance sheet of the Parent and its Subsidiaries for the Fiscal Year ended December 31, 1999 and the related consolidated statement of operations, shareholders' equity and cash flows for the Fiscal Year then ended and (ii) the unaudited consolidated balance sheet of the Parent and its Subsidiaries for the three (3) months ended March 31, 2000 and the related consolidated statement of operations, shareholder's equity and cash flows for the three (3) months then ended.

                  "Finova Assets" means all assets of the Loan Parties which secure the Finova Loans.

                  "Finova Loans" has the meaning specified therefor in the recitals to this Agreement.

                  "Finova Loan Take-out Date" means the date on which all of the conditions precedent set forth in Section 5.03 of this Agreement are satisfied and the Finova Loans are retired with the proceeds of Tranche B Term Loans in accordance with Section 2.01(b) of this Agreement.

                  "Fiscal Year" means the fiscal year of the Parent and its Subsidiaries ending on December 31 of each year.

                  "GAAP" means generally accepted accounting principles in effect from time to time in the United States, applied on a consistent basis, provided that for the purpose of Section 7.02 hereof and the definitions used therein, "GAAP" shall mean generally accepted accounting principles in effect on the date hereof and consistent with those used in the preparation of the Financial Statements (to the extent possible after giving effect to the filing of the Chapter 11 Cases), provided, further, that if there occurs after the date of this Agreement any change in GAAP that affects in any respect the calculation of any covenant contained in Section 7.02 hereof, the Agent and the Parent shall negotiate in good faith amendments to the provisions of this Agreement that relate to the calculation of such covenant with the intent of having the respective positions of the Lenders and the Parent after such change in GAAP conform as nearly as possible to their respective positions as of the date of this Agreement and, until any such amendments have been agreed upon, the covenants in Section 7.02 hereof shall be calculated as if no such change in GAAP has occurred.

                  "Governmental Authority" means any nation or government, any Federal, state, city, town, municipality, county, local or other political subdivision thereof or thereto and any department, commission, board, bureau, instrumentality, agency or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

                  "Guaranties" means each guaranty, in form and substance satisfactory to the Agent, made by a Guarantor in favor of the Agent for the benefit of the Lenders pursuant to Section 7.01(b) or otherwise.

                  "Guarantor" means each Person which guarantees, pursuant to
Section 7.01(b) or otherwise, all or any part of the Obligations.

                  "Hawaiian Partnerships" shall mean each of the following entities: Poipu Resort Partners, L.P. and West Maui Resort Partners, L.P.

                  "Hazardous Materials" means (a) any element, compound or chemical that is defined, listed or otherwise classified as a contaminant, pollutant, toxic pollutant, toxic or hazardous substances, extremely hazardous substance or chemical, hazardous waste, special waste, or solid waste under Environmental Laws; (b) petroleum and its refined products; (c) polychlorinated biphenyls; (d) any substance exhibiting a hazardous waste characteristic, including but not limited to, corrosivity, ignitability, toxicity or reactivity as well as any radioactive or explosive materials; and (e) any raw materials, building components, including but not limited to asbestos-containing materials and manufactured products containing hazardous substances.

                  "Hedging Agreement" means any interest rate, foreign currency, commodity or equity swap, collar, cap, floor or forward rate agreement, or other agreement or arrangement designed to protect against fluctuations in interest rates or currency, commodity or equity values (including, without limitation, any option with respect to any of the foregoing and any combination of the foregoing agreements or arrangements), and any confirmation executed in connection with any such agreement or arrangement.

                  "Indebtedness" means, without duplication, with respect to any Person, (i) all indebtedness of such Person for borrowed money; (ii) all obligations of such Person for the deferred purchase price of Property or services (other than trade payables or other account payables incurred in the ordinary course of such Person's business and not past due for more than 90 days after the date such payable was due); (iii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments or upon which interest payments are customarily made; (iv) all obligations and liabilities of such Person created or arising under any conditional sales or other title retention agreement with respect to Property used and/or acquired by such Person, even though the rights and remedies of the lessor, seller and/or lender thereunder are limited to repossession or sale of such Property; (v) all Capitalized Lease Obligations of such Person; (vi) all obligations and liabilities, contingent or otherwise, of such Person, in respect of letters of credit, acceptances and similar facilities; (vii) all obligations and liabilities, calculated on a basis satisfactory to the Agent and in accordance with accepted practice, of such Person under Hedging Agreements; (viii) all Contingent Obligations; (ix) liabilities incurred under Title IV of ERISA with respect to any plan (other than a Multiemployer Plan) covered by Title IV of ERISA and maintained for employees of such Person or any of its ERISA Affiliates; (x) withdrawal liability incurred under ERISA by such Person or any of its ERISA Affiliates to any Multiemployer Plan; (xi) all obligations of such Person under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing, if the transaction giving rise to such obligation is considered indebtedness for borrowed money for tax purposes but is classified as an operating lease in accordance with GAAP; and
(xii) all obligations referred to in clauses (i) through (xi) of this definition of another Person secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien upon Property owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness. The Indebtedness of any Person shall include the Indebtedness of any partnership of or joint venture in which such Person is a general partner or a joint venturer.

                  "Indemnified Matters" has the meaning specified therefor in
Section 10.15.

                  "Indemnitees" has the meaning specified therefor in Section 10.15.

                  "Intercompany Notes" means the promissory notes owing by the Subsidiaries of the Parent to any Loan Party, which promissory notes are listed on Schedule 1.01(C) hereto.

                  "Interest Period" means each period commencing on each Remittance Date and ending on the day prior to the next succeeding Remittance Date.

                  "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended (or any successor statute thereto) and the regulations thereunder.

                  "Inventory Collateral Value" means the value of the Borrowers' Time Share Interest inventory, determined pursuant to the methodology provided for on Exhibit E hereto.

                  "Key Personnel" means the employees, officers and consultants set forth on that certain separate writing delivered to the Agent prior to the Final Facility Effective Date.

                  "Lender" has the meaning specified therefor in the preamble hereto.

                  "Liabilities" has the meaning specified therefor in Section 2.12.

                  "LIBO Base Rate" means for any Loan, with respect to each Interest Period, the rate per annum equal to the rate appearing at page 3750 of the Telerate Screen as the one-month LIBOR (i) with respect to the Interest Period beginning on the Final Facility Effective Date, on the Business Day prior to the Final Facility Effective Date, and (ii) with respect to all other Interest Periods, on the last Business Day of the immediately preceding Interest Period, and if such rate shall not be so quoted, the rate per annum at which the Reference Banks are offered Dollar deposits at or about 11:00 a.m., New York time, on such date by prime banks in the interbank eurodollar market where the eurodollar and foreign currency exchange operations in respect of their loans are then being conducted for delivery on such day for a period of one month, and in an amount comparable to the amount of the Loans then being requested and to be outstanding on such day.

                  "LIBO Rate" means, at any time, a rate per annum determined by the Agent in accordance with the following formula (rounded upwards to the nearest 1/100th of one percent), which rate as determined by the Agent, shall be conclusive absent manifest error by the Agent, equal to (i) the LIBO Base Rate divided by (ii) 1 minus the LIBO Reserve Requirements.

                  "LIBO Reserve Requirements" shall mean for any calendar month and for any Lender as to which LIBO Reserve Requirements are actually required to be maintained, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day or during such calendar month, as applicable (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto), dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board) maintained by a member bank of such Governmental Authority.

                  "Lien" means any mortgage, deed of trust, pledge, lien (statutory or otherwise), security interest, lease, easement, title defect, restriction, levy, execution, seizure, attachment, charge or other encumbrance or security or preferential arrangement of any nature, including, without limitation, any conditional sale or title retention arrangement, any Capitalized Lease and any assignment, deposit arrangement or financing lease intended as, or having the effect of, security.

                  "Loan" means a Revolving Loan or a Term Loan.

                  "Loan Account" means an account maintained hereunder by the Agent on its books of account, at the Payment Office and with respect to the Borrowers, in which the Borrowers will be charged with all Loans made to, and all other Obligations incurred by, the Borrowers.

                  "Loan Documents" means this Agreement, the Notes, the Final Bankruptcy Court Order, the Guaranties, the Security Agreements, the Pledge Agreements, the Mortgages, the Custodial Bi-Party Agreement and all other agreements, instruments, and other documents executed and delivered pursuant hereto or thereto or otherwise evidencing or securing any Loan or other Obligation.

                  "Loan Parties" means the Borrowers and the Guarantors.

                  "Material Adverse Effect" means a material adverse effect on any of the following: (i) the operations, business, assets, properties, condition (financial or otherwise) or prospects of any Loan Party (either individually, in the case of the Parent, Sunterra Europe, Sunterra Pacific, Inc., Marc Hotels and Resorts, Inc., RPM Management, Inc. and Club, or taken as a whole) (other than as a result of the filing of the Chapter 11 Cases and other than matters disclosed in filings made in the Bankruptcy Court with respect to the Chapter 11 Cases prior to the date of this Agreement), (ii) the ability of the Loan Parties, taken as a whole, to perform their obligations under the Loan Documents to which they are parties or of any of the Parent, Sunterra Europe, Sunterra Pacific, Inc., Marc Hotels and Resorts, Inc., RPM Management, Inc. and Club, taken individually, to perform any of its obligations under any Loan Document to which it is a party, (iii) the legality, validity or enforceability of this Agreement or any other Loan Document, (iv) the rights and remedies of the Agent and the Lenders under any Loan Document, (v) the validity, perfection or priority of a Lien in favor of the Agent for the benefit of the Lenders on any material part of the Collateral or (vi) the value of any material part of the Collateral.

                  "Moody's" means Moody's Investors Service, Inc. and any successor thereto.

                  "Mortgage" means each mortgage, deed of trust, deed to secure debt, or other similar instrument, in form and substance satisfactory to the Agent, made by any Loan Party in favor of the Agent for the benefit of the Lenders, securing the Obligations and delivered to the Agent pursuant to Section 7.01(b).

                  "Mortgage Receivables Collateral Value" means the value of the Mortgage Receivables described on Exhibit F hereto, determined pursuant to the methodology provided for on such Schedule.

                  "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA for which any Borrower or any ERISA Affiliate has contributed to, or has been obligated to contribute to, at any time during the preceding six (6) years.

                  "Net Cash Proceeds" means, (i) with respect to any Disposition by any Person, the amount of cash received (directly or indirectly) from time to time (whether as initial consideration or through the payment of deferred consideration) by or on behalf of such Person or any of its Subsidiaries, in connection therewith after deducting therefrom only (A) the principal amount of any Indebtedness secured by any Lien permitted by Section 7.02(b) on any asset (other than Indebtedness assumed by the purchaser of such asset) and interest, fees and expenses in respect thereof which is (x) required to be, and is, repaid in connection with such Disposition (other than Indebtedness under this Agreement) or (y) in escrow in connection with such Person contesting such Indebtedness or the Lien securing such Indebtedness in connection with such Disposition, (B) reasonable costs, fees and expenses related to such Disposition reasonably incurred by such Person in connection therewith, (C) transfer taxes paid by such Person in connection therewith, and (D) so long as no Default or Event of Default shall have occurred and be continuing, net income taxes to be paid in connection with such Disposition (after taking into account any tax credits or deductions and any tax sharing arrangements), in each case, to the extent approved (to the extent such approval is required) by the Bankruptcy Court, and (ii) with respect to the sale or issuance by any Person of any shares of its Capital Stock, the aggregate amount of cash received (directly or indirectly) from time to time (whether as initial consideration or through the payment of deferred consideration) by or on behalf of such Person or any of its Subsidiaries in connection therewith after deducting therefrom only reasonable brokerage commissions, underwriting fees and discounts, legal fees and similar fees and commissions paid or payable by such Person in connection therewith and, so long as no Default or Event of Default shall have occurred and be continuing, net income taxes to be paid in connection with such sale or issuance (after taking into account any tax credits or deductions and any tax sharing arrangements).

                  "Noncore Assets Collateral Value" means the value of the Borrowers' interests in certain assets held for sale and certain other assets set forth on Exhibit G, determined pursuant to the methodology provided for on such Exhibit.

                  "Non-Debtor Subsidiaries" means the Subsidiaries of the Loan Parties that have not commenced Chapter 11 Cases.

                  "Non-Excluded Taxes" has the meaning specified therefor in
Section 2.13(a).

                  "Notes" means the Term Loan Notes and the Revolving Credit Notes.

                  "Notice of Borrowing" has the meaning specified therefor in
Section 2.03.

                  "Obligations" means (i) the obligations of each Borrower to pay, as and when due and payable (by scheduled maturity, required prepayment, acceleration, demand or otherwise), all amounts from time to time owing by it in respect of the Loan Documents, whether for principal, interest, fees, indemnification payments, expense reimbursements or otherwise, and (ii) the obligations of each Borrower and each other Loan Party to perform or observe all of its obligations from time to time existing under the Loan Documents.

                  "Operating Lease Obligations" means all obligations for the payment of rent for any real or personal property under leases or agreements to lease, other than Capitalized Lease Obligations.

                  "Operating Margin" means, with respect to the Budget and any calendar month included therein, the positive or negative amount set forth for such month under the heading "Total Operating Margin (DIP Calculation)."

                  "Other Assets Collateral Value" means the value of the assets described on Exhibit H hereto, determined pursuant to the methodology provided for on such Exhibit.

                  "Parent" has the meaning specified therefor in the preamble hereto.

                  "Participant Register" has the meaning specified therefor in
Section 10.08(b)(v).

                  "Payment Office" means the Agent's office located at 600 Steamboat Road, Greenwich, Connecticut 06830, or at such other office or offices of the Agent as may be designated in writing from time to time by the Agent to the Administrative Borrower.

                  "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto.

                  "Permitted Dispositions" means (i) any sales of Time Share Interests and other inventory in the ordinary course of business on ordinary business terms, (ii) any disposition to a Borrower, provided that the Agent receives 30 days prior written notice of such disposition, (iii) any lease or license in the ordinary course of business, (iv) any disposition permitted by clause (B) or (D) of Section 7.02(d)(ii) hereof and (v) any disposition that results in gross sales proceeds of less than $50,000 to the extent that the gross sales proceeds for all such dispositions do not exceed $1,000,000 in the aggregate.

                  "Permitted Indebtedness" means:

                           (a) any Indebtedness owing to the Agent and the
Lenders under this Agreement and the other Loan Documents;

                           (b) any Indebtedness existing on the Final Facility
Effective Date and set forth in Schedule 1.01(D) hereto;

                           (c) in addition to Indebtedness set forth on Schedule
1.01(D) hereto, Indebtedness of Non-Debtor Subsidiaries for which such Non-Debtor Subsidiaries are liable solely as a result of such Subsidiaries being
(i) a general partner or joint venturer in a partnership or joint venture that has incurred such Indebtedness or (ii) a developer or owner of a resort, in each case in an aggregate principal amount acceptable to the Agent;

                           (d) in addition to Indebtedness set forth on Schedule
1.01(D) hereto, Indebtedness for the purpose of financing time share receivables of Non-Debtor Subsidiaries (other than the Hawaiian Partnerships) in an aggregate principal amount not to exceed $10,000,000 or, with the consent of the Required Lenders, such consent not to be unreasonably withheld, an agreed upon greater amount at any time outstanding;

                           (e) Indebtedness of the Hawaiian Partnerships;
provided, that none of the Loan Parties nor any of their Subsidiaries (other than (i) the Hawaiian Partnerships and (ii) Subsidiaries that are corporations, limited partnerships or limited liability companies with assets (other than their interests as partners of a Hawaiian Partnership) with a value less than, for any such Subsidiary, $100,000) has any liability, directly or indirectly, in respect of such Indebtedness (other than liability that could result solely from its status as a general partner or, in the case of Argosy/KGI Poipu Investment Partnership, L.P., from the Guaranty (Receivables) dated June 28, 1995 in favor of Heller Financial, Inc.) and no assets of any Loan Party or any Subsidiary of any Loan Party (other than the Hawaiian Partnerships) secures any such Indebtedness, except as provided in such Guaranty;

                           (f) any Indebtedness evidencing loans permitted under
Section 7.02(d)(iii) or Section 7.02(f);

                           (g) any Indebtedness incurred to finance insurance
premiums in an aggregate amount not to exceed $9,100,000 at any time outstanding;

                           (h) reimbursement, chargeback and similar obligations
related to processing credit card accounts and receivables to any financial institution that processes credit card accounts or receivables in the ordinary course of the Loan Parties' and their Subsidiaries' business in an aggregate amount not to exceed $5,500,000 at any time outstanding;

                           (i) Indebtedness secured by Liens permitted by clause
(j) of the definition of Permitted Liens; and

                           (j) in addition to Indebtedness set forth on Schedule
1.01(D) hereto, other unsecured Indebtedness in an aggregate principal amount not to exceed $5,000,000 at any time outstanding.

                  "Permitted Investments" means (i) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within six months from the date of acquisition thereof; (ii) commercial paper, maturing not more than 270 days after the date of issue rated P-1 by Moody's or A-1 by Standard & Poor's; (iii) certificates of deposit maturing not more than 270 days after the date of issue, issued by commercial banking institutions and money market or demand deposit accounts maintained at commercial banking institutions, each of which is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000; (iv) repurchase agreements having maturities of not more than 90 days from the date of acquisition which are entered into with major money center banks included in the commercial banking institutions described in clause (iii) above and which are secured by readily marketable direct obligations of the Government of the United States of America or any agency thereof; (v) money market accounts maintained with mutual funds having assets in excess of $2,500,000,000; and (vi) tax exempt securities rated A or better by Moody's or A+ or better by Standard & Poor's.

                  "Permitted Liens" means:

                           (a) Liens securing the Obligations;

                           (b) Liens for taxes, assessments and governmental
charges the payment of which is not required under Section 7.01(c);

                           (c) Liens imposed by law, such as carriers',
warehousemen's, mechanics', materialmen's and other similar Liens arising in the ordinary course of business and securing obligations (other than Indebtedness for borrowed money) that are not overdue by more than 30 days or are being contested in good faith and by appropriate proceedings promptly initiated and diligently conducted, and a reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor;

                           (d) Liens existing on the Final Facility Effective
Date, as set forth on Schedule 7.02(b), but not the extension of coverage thereof to other Property or the extension of maturity, refinancing or other modification of the terms thereof or the increase of the principal amount of the Indebtedness secured thereby (other than the capitalized amount of any interest, fees or expenses to the extent permitted by the Bankruptcy Court);

                           (e) deposits and pledges securing (i) obligations
incurred in respect of workers' compensation, unemployment insurance or other forms of governmental insurance or benefits, (ii) the performance of bids, tenders, leases, contracts (other than for the payment of money) and statutory obligations or (iii) obligations on surety or appeal bonds, but only to the extent such deposits or pledges are incurred or otherwise arise in the ordinary course of business and secure obligations not past due;

                           (f) easements, right-of-way, zoning restrictions,
home owners association documents, covenants and restrictions, declarations of condominium, declarations of timeshare project, and similar encumbrances on the use of real property and minor irregularities in the title thereto that do not
(i) secure obligations for the payment of money or (ii) materially impair the value of such property or its use by any Loan Party or any of its Subsidiaries in the normal conduct of such Person's business;

                           (g) Liens securing the payment of fees, dues and
other obligations of such Person to a homeowners, timeshare, condominium or property owners association in which such Person owns time share Units, provided that the aggregate amount of past due fees, dues or other obligations for the payment of money secured by such Liens does not exceed an amount acceptable to the Agent at any time;

                           (h) Liens perfected subsequent to the Filing Date
pursuant to Sections 362(b)(18) or 546(b) of the Bankruptcy Code, to the extent permitted by such sections, in an aggregate amount not to exceed $1,000,000;

                           (i) adequate protection Liens granted by the
Bankruptcy Court in favor of a pre-petition lender to a Loan Party that has been granted a pre-petition Lien on time share inventory or mortgage notes receivables, provided that (A) such adequate protection Lien is limited to the mortgage notes arising from the sale of such time share inventory, mortgage notes receivable and the proceeds thereof and (B) any deficiency claim in connection with such adequate protection Lien is subject to the administrative expense priority of the Obligations granted in favor of the Agent and the Lenders in this Agreement and the Final Bankruptcy Court Order;

                           (j) Liens with respect to equipment leases,
Capitalized Leases of equipment, other equipment financing arrangements and other contractual obligations (other than Indebtedness), in each case, entered into in the ordinary course of business;

                           (k) Liens on the Property of Non-Debtor Subsidiaries
granted by such Non-Debtor Subsidiaries securing Indebtedness permitted by clause (f) of the definition of Permitted Indebtedness;

                           (l) Liens on unearned premiums, loss payments that
reduce the unearned premiums, subject to any mortgagee or loss payee interest, and interests arising under a state guarantee fund securing Indebtedness permitted by clause (g) of the definition of Permitted Indebtedness;

                           (m) Liens securing obligations permitted by clause
(h) of the definition of Permitted Indebtedness; and

                           (n) Liens identified pursuant to the title searches
and UCC searches obtained pursuant to Section 5.04(b).

                  "Person" means an individual, corporation, limited liability company, partnership, association, joint-stock company, trust, unincorporated organization, joint venture or Governmental Authority.

                  "Pledge Agreement" means (i) each Pledge and Security Agreement, dated as of April 20, 2001, made by a Borrower in favor of the Agent for the benefit of the Lenders and delivered to the Agent on the Final Facility Effective Date, and (ii) each Pledge and Security Agreement, in form and substance satisfactory to the Agent, made by any Loan Party in favor of the Agent pursuant to Section 7.01(b), securing the Obligations and delivered to the Agent.

                  "Post-Default Rate" has the meaning specified therefor in
Section 2.08(b).

                  "Priority Professional Expenses" has the meaning specified therefor in the definition of the term "Agreed Administrative Expense Priorities."

                  "Property" means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

                  "Pro Rata Share" means, with respect to the Total Commitment, the Total Revolving Credit Commitment and the Total Term Loan Commitment, the percentage obtained by dividing (i) such Lender's Commitment, such Lender's Revolving Credit Commitment or such Lender's Term Loan Commitment, as applicable, by (ii) the Total Commitment, the Total Revolving Credit Commitment or the Total Term Loan Commitment, as applicable, provided, that, if the Total Commitment, the Total Revolving Credit Commitment or the Total Term Loan Commitment, as applicable, has been reduced to zero, the numerator shall be the aggregate unpaid principal amount of such Lender's Loans, Revolving Loans or Term Loans (including Agent Advances), as applicable, and the denominator shall be the aggregate unpaid principal amount of all of the Loans, Revolving Loans or Term Loans (including Agent Advances), as applicable.

                  "Purchase Documents" means any purchase agreement and related sale and escrow documents executed and delivered by a purchaser of a Time Share Interest to any Borrower with respect to a purchase of a Time Share Interest.

                  "Rating Agencies" has the meaning specified therefor in
Section 2.12.

                  "Reference Banks" means three major banks that are engaged in the London interbank market, as selected by Agent.

                  "Reference Rate" means the rate of interest publicly announced by The Chase Manhattan Bank, N.A., its successors or any other commercial bank designated by the Agent to the Borrowers from time to time, in New York, New York from time to time as its prime rate or base rate. The prime rate or base rate is determined from time to time by such bank as a means of pricing some loans to its borrowers and neither is tied to any external rate of interest or index nor necessarily reflects the lowest rate of interest actually charged by such bank to any particular class or category of customers. Each change in the Reference Rate shall be effective from and including the date such change is publicly announced as being effective.

                  "Register" has the meaning specified therefor in Section 10.08(b)(ii).

                  "Registered Loan" means each Revolving Loan that is recorded on the Register.

                  "Registered Note" means a promissory note in registered form evidencing a Registered Loan.

                  "Regulation T", "Regulation U" and "Regulation X" mean, respectively, Regulations T, U and X of the Board or any successor, as the same may be amended or supplemented from time to time.

                  "Release" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, seeping, migrating, dumping or disposing of any Hazardous Material (including the abandonment or discarding of barrels, containers and other closed receptacles containing any Hazardous Material) into the indoor or outdoor environment, including ambient air, soil, surface or ground water, provided that the term "Release" shall not include the use of normal commercial or residential cleaning products by any Loan Party or its Subsidiaries in the ordinary course of its business.

                  "Remedial Action" means all actions taken to (i) clean up, remove, remediate, contain, treat, monitor, assess, evaluate or in any other way address Hazardous Materials in the indoor or outdoor environment; (ii) prevent or minimize a Release or threatened Release of Hazardous Materials so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment; (iii) perform pre-remedial studies and investigations and post-remedial operation and maintenance activities; or (iv) any other actions authorized by 42 U.S.C. 9601.

                  "Remittance Date" means, for April 2001, the Final Facility Effective Date and, for any other month, the third (3rd) Business Day after the Determination Date for such month.

                  "Reportable Event" means an event described in Section 4043 of ERISA (other than an event not subject to the provision for 30-day notice to the PBGC under the regulations promulgated under such Section).

                  "Required Collateral Coverage Ratio" means, with respect to any date during the term hereof, the Collateral Coverage Ratio as set forth on Exhibit K applicable to such date.

                  "Required Lenders" means Lenders whose Pro Rata Shares aggregate at least 50% of each of the Total Commitment, the Total Revolving Credit Commitment and the Total Term Loan Commitment.

                  "Requirement of Law" means, as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its Property or the Property of its bankruptcy estate or to which such Person or any of its Property is subject; provided, that the foregoing shall not include the organizational or governing documents of the Lenders.

                  "Resort" means the time share residential real estate projects listed on Schedule 6.01(o) hereto in which a Loan Party sells or has sold Time Share Interests, including, without limitation, the land on which such project is located, all buildings and other improvements thereon, all fixtures located at or used in connection with such project, all whether now or hereafter existing.

                  "Revolving Credit Borrowing Base" means, subject to the Revolving Credit Commitments, $15,000,000 (or $20,000,000 for so long as the Collateral Coverage Ratio exceeds 2.35:1 and the Borrowers have not entered into cash collateral arrangements or received a cash collateral order allowing for the Borrowers' use of cash collateral in an aggregate amount equal to or greater than $5,000,000) plus the product of Eligible Mortgage Receivables and the Advance Rate.

                  "Revolving Credit Commitment" means, subject to the Revolving Credit Borrowing Base, with respect to each Lender, the commitment of such Lender to make Revolving Loans to the Borrowers in the amount set forth opposite such Lender's name in Schedule 1.01(E) hereto, as such amount may be terminated or reduced from time to time in accordance with the terms of this Agreement.

                  "Revolving Credit Note" means each promissory note of the Borrowers, if any, made jointly and severally payable to the order of a Lender, evidencing the Indebtedness resulting from the making by such Lender to the Borrowers of Revolving Loans and delivered to such Lender, as such promissory note may be amended, supplemented, restated, modified or extended from time to time, and any promissory note or notes issued in exchange or replacement therefor. The term "Revolving Credit Note" shall include any Registered Note evidencing the Revolving Loans and delivered pursuant to Section 2.05(a).

                  "Revolving Lender" means a Lender that has a Revolving Credit Commitment.

                  "Revolving Loan" means a loan made by a Lender to the Borrowers pursuant to Section 2.02(a).

                  "SEC" means the Securities and Exchange Commission or any other similar or successor agency of the Federal government administering the Securities Act.

                  "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

                  "Securitization" has the meaning specified therefor in Section 2.12.

                  "Securitization Parties" has the meaning specified therefor in
Section 2.12.

                  "Security Agreement" means a Security Agreement made by a Loan Party in favor of the Agent for the benefit of the Lenders, in form and substance satisfactory to the Agent, securing the Obligations and delivered to the Agent.

                  "Senior Management and Advisors" means the chief executive officer, the chief financial officer, the financial advisor and such other officers of the Loan Parties and their Subsidiaries as reasonably designated by the Agent.

                  "Settlement Period" has the meaning specified therefor in
Section 2.03(d)(i) hereof.

                  "Solvent" means, with respect to any Person on a particular date, that on such date (i) the fair value of the Property of such Person is not less than the total amount of the liabilities of such Person, (ii) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its existing debts as they become absolute and matured, (iii) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (iv) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (v) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's Property would constitute unreasonably small capital.

                  "Standard & Poor's" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and any successor thereto.

                  "Subsidiary" means, with respect to any Person at any date, any corporation, limited or general partnership, limited liability company, trust, association or other entity (i) the accounts of which would be consolidated with those of such Person in such Person's consolidated financial statements if such financial statements were prepared in accordance with GAAP or
(ii) of which more than 50% of (A) the outstanding Capital Stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors of such corporation, (B) the interest in the capital or profits of such partnership or limited liability company or (C) the beneficial interest in such trust or estate is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such Person. Notwithstanding the foregoing the term Subsidiary shall not include (i) any homeowners, timeshare, condominium or property owners association or (ii) any Subsidiary organized for the sole purpose of facilitating a securitization or financing of mortgage notes receivable and which performs no business and has no other assets other than those necessary to consummate such securitization or financing.

                  "Sunterra Europe" means the Parent's European timeshare business consisting of the entire business and assets of Sunterra Europe (Group Holdings) plc and its Subsidiaries.

                  "Sunterra Securitization" means each of the following transactions involving the securitization of mortgage loans, mortgage notes or other installment obligations (collectively, "Mortgage Notes"):

                  (i) the sale of Mortgage Notes to Sunterra Finance L.L.C., a limited liability company organized and existing under the laws of the State of Georgia ("Finance L.L.C."), by (a) Signature Resorts, Inc, a Maryland corporation (now known as Sunterra Corporation), (b) All Seasons Resorts, Inc., an Arizona corporation, (c) All Seasons Resorts, Inc., a Texas corporation, (d) Port Royal Resort, L.P., a South Carolina limited partnership, (e) Lake Tahoe Resort Partners, LLC, a California limited liability company, and (f) Grand Beach Resort, L.P., a Georgia limited partnership, and/or the issuance of the Signature Resorts Vacation Ownership Receivables-Backed Notes 1998-A pursuant to the Indenture, dated as of May 1, 1998, among Finance L.L.C., Signature Resorts, Inc. (now known as Sunterra Corporation) and LaSalle National Bank (now known as LaSalle Bank, N.A.);

                  (ii) the sale of Mortgage Notes by TerraSun Holding, Inc., a Nevada corporation ("TerraSun Holding"), to TerraSun, L.L.C., a limited liability company organized and existing under the laws of the State of Nevada ("TerraSun L.L.C."), and/or the issuance of the Vacation Ownership Receivables-Backed Notes 1999-A pursuant to the Indenture, dated as of March 31, 1999, among TerraSun L.L.C., Sunterra Financial Services, Inc. and LaSalle National Bank (now known as LaSalle Bank, N.A.); and

                  (iii) the sale of Mortgage Notes by Dutch Elm Holdings, Inc., a Nevada corporation ("DE Holdings"), to Dutch Elm, LLC, a limited liability company organized and existing under the laws of the State of Nevada ("Dutch Elm, LLC"), and/or the issuance of the Vacation Ownership Receivables-Backed Notes 1999-B pursuant to the Indenture dated as of December 1, 1999, among Dutch Elm, LLC, Sunterra Financial Services, Inc. and LaSalle Bank, National Association (now known as LaSalle Bank, N.A.).

                  "Termination Event" means (i) a Reportable Event with respect to any Employee Plan other than the commencement of the Chapter 11 Cases, (ii) any event that causes any Borrower or any of its ERISA Affiliates to incur liability under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201,
4204 or 4212 of ERISA or Section 4971 or 4975 of the Code, (iii) the filing of a notice of intent to terminate an Employee Plan or the treatment of an Employee Plan amendment as a termination under Section 4041 of ERISA, (iv) the institution of proceedings by the PBGC to terminate an Employee Plan, or (v) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Employee Plan.

                  "Term Lender" means a Lender that has a Term Loan Commitment.

                  "Term Loan" means a Tranche A Term Loan or a Tranche B Term Loan.

                  "Term Loan Commitment" means with respect to each Lender, its Tranche A Term Loan Commitment and its Tranche B Term Loan Commitment.

                  "Term Loan Note" means each Tranche A Term Loan Note and Tranche B Term Loan Note.

                  "Time Share Interest" means a timeshare interest or vacation interval as such term is defined in the applicable timeshare declaration, together with all rights, benefits, privileges and interests appurtenant thereto, including, but not limited to the right to use and occupy a Unit within the Resort and the common areas and common furnishings appurtenant to such Unit and/or for a specified length of time, on an annual or a biennial basis, as more specifically described in the recorded declaration pursuant to which such Time Share Interest is created.

                  "Time Share Mortgage" means a mortgage or deed of trust on a timeshare fee estate in real property at any Resort.

                  "Title Insurance Policy" means an ALTA loan policy, together with all endorsements and documents referenced therein made from time to time thereto, issued by or on behalf of a title insurance company with whom the Borrowers currently conduct title insurance business or another title insurance company acceptable to Agent, satisfactory in form and substance to the Agent, insuring the Lien created by a Mortgage, in an amount and on terms satisfactory to the Agent, delivered to the Agent pursuant to Section 7.01(b) hereof.

                  "Total Commitment" means the sum of the Total Revolving Credit Commitment and the Total Term Loan Commitment but in any event not to exceed $160,000,000 in the aggregate.

                  "Total Revolving Credit Commitment" means the sum of the amounts of the Lenders' Revolving Credit Commitments set forth in Schedule 1.01(E) hereto, as may be reduced from time to time pursuant to the terms of this Agreement or as may be limited by order of the Bankruptcy Court.

                  "Total Term Loan Commitment" means the sum of the Total Tranche A Term Loan Commitment and the Total Tranche B Term Loan Commitment.

                  "Total Tranche A Term Loan Commitment" means the sum of the amounts of the Lenders' Tranche A Term Loan Commitments set forth in Schedule 1.01(E) hereto, as may be reduced from time to time pursuant to the terms of this Agreement or as may be limited by order of the Bankruptcy Court.

                  "Total Tranche B Term Loan Commitment" means the sum of the amounts of the Lenders' Tranche B Term Loan Commitments set forth in Schedule 1.01(E) hereto, as may be reduced from time to time pursuant to the terms of this Agreement or as may be limited by order of the Bankruptcy Court.

                  "Tranche A Term Loan" means a loan made by a Lender to the Borrowers pursuant to Section 2.01(a).

                  "Tranche A Term Loan Commitment" means with respect to each Lender, the commitment of such Lender to make Tranche A Term Loans to the Borrowers in the amount set forth opposite such Lender's name in Schedule 1.01(E) hereto, as such amount may be terminated or reduced from time to time in accordance with the terms of this Agreement.

                  "Tranche A Term Loan Note" means each promissory note of the Borrowers, if any, made jointly and severally payable to the order of a Lender, evidencing the Indebtedness resulting from the making by such Lender to the Borrowers of Tranche A Term Loans and delivered to such Lender, as such promissory note may be amended, supplemented, restated, modified or extended from time to time, and any promissory note or notes issued in exchange or replacement therefor.

                  "Tranche B Term Loan" means a loan made by a Lender to the Borrowers pursuant to Section 2.01(b).

                  "Tranche B Term Loan Commitment" means with respect to each Lender, the commitment of such Lender to make Tranche B Term Loans to the Borrowers in the amount set forth opposite such Lender's name in Schedule 1.01(E) hereto, as such amount may be terminated or reduced from time to time in accordance with the terms of this Agreement.

                  "Tranche B Term Loan Note" means each promissory note of the Borrowers, if any, made jointly and severally payable to the order of a Lender, evidencing the Indebtedness resulting from the making by such Lender to the Borrowers of Tranche B Term Loans and delivered to such Lender, as such promissory note may be amended, supplemented, restated, modified or extended from time to time, and any promissory note or notes issued in exchange or replacement therefor.

                  "Underwriting Guidelines" means the credit criteria applicable to mortgage receivables adopted by the Borrower and effective as of February 1, 2001 set forth on that certain separate writing delivered to the Agent prior to the Final Facility Effective Date, as the same shall be amended, supplemented or replaced with the consent of the Agent, such consent not to be unreasonably withheld and which consent shall not be required to the extent that such amendment or supplement is not material.

                  "Unit" means a residential unit in a timeshare Resort.

                  "Unused Line Fee" has the meaning specified therefor in
Section 2.11(b).

                  "WARN" has the meaning specified therefor in Section 6.01(i).

         SECTION 1.02 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

         SECTION 1.03 Accounting and Other Terms. Unless otherwise expressly provided herein, each accounting term used herein shall have the meaning given it under GAAP applied on a basis consistent with those used in preparing the Financial Statements. All terms used in this Agreement which are defined in Article 8 or
Article 9 of the Uniform Commercial Code in effect in the State of New York on the date hereof and which are not otherwise defined herein shall have the same meanings herein as set forth therein.

         SECTION 1.04 Time References. Unless otherwise indicated herein, all references to time of day refer to Eastern standard time or Eastern daylight saving time, as in effect in New York City on such day. For purposes of the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding"; provided, however, that with respect to a computation of fees or interest payable to the Agent or any Lender, such period shall in any event consist of at least one full day.

         SECTION 1.05 Amounts in Foreign Currency. For the purposes of calculations required by Section 7.02 (other than subsections (o), (p), (q) and (r)), with respect to any amount denominated in currency other than that of the United States, such amount shall be calculated utilizing the exchange rate in effect at the time such amount was incurred or expended, as applicable.

                                   ARTICLE II.
                                    THE LOANS

         SECTION 2.01 Term Loan Commitments.

                  (a) Tranche A.

                           (i) Subject to the terms and conditions and relying
upon the representations and warranties herein set forth and subject to the Final Bankruptcy Court Order, each Term Lender severally agrees to make Tranche A Term Loans to the Borrowers on the Final Facility Effective Date in an aggregate principal amount not to exceed such Term Lender's Tranche A Term Loan Commitment. The proceeds of the Tranche A Term Loans shall be used to repay in full the Existing Financing Agreement.

                           (ii) Notwithstanding the foregoing, the aggregate
principal amount of Tranche A Term Loans outstanding at any time to the Borrowers shall not exceed the Total Tranche A Term Loan Commitment as in effect at such time. The Tranche A Term Loan Commitment of each Lender and the Total Tranche A Term Loan Commitment shall automatically and permanently be reduced to zero on the Final Maturity Date. Once repaid, the Tranche A Term Loans may not be reborrowed.

                  (b) Tranche B.

                           (i) Subject to the terms and conditions and relying
upon the representations and warranties herein set forth and subject to the Final Bankruptcy Court Order, each Term Lender severally agrees to make Tranche B Term Loans to the Borrowers on the Finova Loan Take-out Date in an aggregate principal amount not to exceed such Term Lender's Tranche B Term Loan Commitment. The proceeds of the Tranche B Term Loans shall be used to repay the Finova Loans and, upon certain conditions and as agreed by the parties from time to time, certain other obligations in an amount to be agreed upon by the Administrative Borrower and the Agent.

                           (ii) Notwithstanding the foregoing, the aggregate
principal amount of Tranche B Term Loans outstanding at any time to the Borrowers shall not exceed the Total Tranche B Term Loan Commitment as in effect at such time. The Tranche B Term Loan Commitment of each Lender and the Total Tranche B Term Loan Commitment shall automatically and permanently be reduced to zero on the Final Maturity Date. Once repaid, the Tranche B Term Loans may not be reborrowed.

         SECTION 2.02 Revolving Credit Commitments.

                  (a) Subject to the terms and conditions and relying upon the representations and warranties herein set forth and subject to the Final Bankruptcy Court Order, each Lender severally agrees to make Revolving Loans to the Borrowers on each Remittance Date and on such other dates as otherwise agreed by the Agent (it being understood that it is the intent of the parties that the Borrowers plan to make one borrowing per month but may make additional borrowings in accordance with this Agreement) from the Final Facility Effective Date to the Final Maturity Date, or until the earlier reduction of its Revolving Credit Commitment to zero in accordance with the terms hereof, in an aggregate principal amount of Revolving Loans at any time outstanding not to exceed the lesser of (i) the amount of such Lender's Revolving Credit Commitment and (ii) such Lender's pro rata share of the Revolving Credit Borrowing Base. The proceeds of the Revolving Loans shall be used for working capital and other general corporate purposes.

                  (b) Notwithstanding the foregoing, the aggregate principal amount of Revolving Loans outstanding at any time to the Borrowers shall not exceed the lesser of (i) the Total Revolving Credit Commitment as in effect at such time and (ii) the Revolving Credit Borrowing Base. The Revolving Credit Commitment of each Lender and the Total Revolving Credit Commitment shall automatically and permanently be reduced to zero on the Final Maturity Date. Within the foregoing limits, the Borrowers may borrow, repay and reborrow, on or after the Final Facility Effective Date and 21 days prior to the Final Maturity Date, subject to the terms, provisions and limitations set forth herein.

         SECTION 2.03 Making the Loans.

                  (a) The Administrative Borrower shall give the Agent prior telephone notice (immediately confirmed in writing, in substantially the form of Exhibit A hereto (a "Notice of Borrowing"), not later than 12:00 noon (New York City time) on the date which is three (3) Business Days prior to the date of the proposed Loan. Such Notice of Borrowing shall be irrevocable and shall specify
(i) the principal amount of the proposed Revolving Loan, and, in the case of the Loans to be made on the Final Facility Effective Date and the Finova Loan Take-out Date, the principal amount of the proposed Term Loan, (ii) the use of the proceeds of such proposed Revolving Loan (if made within 60 days prior to June 30, 2002 or if otherwise requested by the Agent), and, in the case of the Loans to be made on the Final Facility Effective Date and the Finova Loan Take-out Date, the use of the proceeds of such proposed Term Loan, and (iii) the proposed borrowing date, which must be a Business Day. The Agent and the Lenders may act without liability upon the basis of written, telecopied or telephonic notice believed by the Agent in good faith to be from the Administrative Borrower (or from any Authorized Officer thereof designated in writing purportedly from the Administrative Borrower to the Agent). The Borrowers hereby waive the right to dispute the Agent's record of the terms of any such telephonic Notice of Borrowing. The Agent and each Lender shall be entitled to rely conclusively on any Authorized Officer's authority to request a Term Loan or a Revolving Loan on behalf of the Borrowers until the Agent receives written notice to the contrary. The Agent and the Lenders shall have no duty to verify the authenticity of the signature appearing on any written Notice of Borrowing. Except as otherwise provided in this Section 2.03, Loans shall be made ratably by the Lenders in accordance with their respective Revolving Credit Commitments and Term Loan Commitments.

                  (b) Each Notice of Borrowing pursuant to this Section 2.03 shall be irrevocable and the Borrowers shall be bound to make a borrowing in accordance therewith. Each Revolving Loan shall be made in a minimum amount of $1,000,000 and shall be in an integral multiple of $500,000.

                  (c)

                           (i) Except as otherwise provided in this subsection
2.03(c), all Revolving Loans under this Agreement shall be made by the Lenders simultaneously and proportionately to their Pro Rata Shares of the Total Revolving Credit Commitment, it being understood that no Lender shall be responsible for any default by any other Lender in that other Lender's obligations to make a Revolving Loan requested hereunder, nor shall the Revolving Credit Commitment of any Lender be increased or decreased as a result of the default by any other Lender in that other Lender's obligation to make a Revolving Loan requested hereunder, and each Lender shall be obligated to make the Revolving Loans required to be made by it by the terms of this Agreement regardless of the failure by any other Lender.

                           (ii) Notwithstanding any other provision of this
Agreement, and in order to reduce the number of fund transfers among the Borrowers, the Agent and the Lenders, the Borrowers, the Agent and the Lenders agree that the Agent may (but shall not be obligated to), and the Borrowers and the Lenders hereby irrevocably authorize the Agent to, fund, on behalf of the Lenders, Revolving Loans pursuant to Section 2.02, subject to the procedures for settlement set forth in subsection 2.03(d); provided, however, that (a) the Agent shall in no event fund such Revolving Loans if the Agent shall have received written notice from the Required Lenders on the Business Day prior to the day of the proposed Revolving Loan that one or more of the conditions precedent contained in Section 5.02 will not be satisfied on the day of the proposed Revolving Loan, and (b) the Agent shall not otherwise be required to determine that, or take notice whether, the conditions precedent in Section 5.02 have been satisfied. If the Administrative Borrower gives a Notice of Borrowing requesting a Revolving Loan and the Agent elects not to fund such Revolving Loan on behalf of the Lenders, then promptly after receipt of the Notice of Borrowing requesting such Loan, the Agent shall notify each Lender of the specifics of the requested Revolving Loan and that it will not fund the requested Revolving Loan on behalf of the Lenders. If the Agent notifies the Lenders that it will not fund a requested Revolving Loan on behalf of the Lenders, each Lender shall make its Pro Rata Share of the Revolving Loan available to the Agent, in immediately available funds, at the Payment Office no later than 3:00 p.m. (New York City time) (provided that the Agent requests payment from such Lender not later than 1:00 p.m.) on the date of the proposed Revolving Loan. The Agent will make the proceeds of such Revolving Loans available to the Borrowers on the day of the proposed Revolving Loan by causing an amount, in immediately available funds, equal to the proceeds of all such Revolving Loans received by the Agent at the Payment Office or the amount funded by the Agent on behalf of the Lenders to be deposited in an account designated by the Administrative Borrower.

                           (iii) If the Agent has notified the Lenders that the
Agent, on behalf of the Lenders, will fund a particular Revolving Loan pursuant to subsection 2.03(c)(ii), the Agent may assume that such Lender has made such amount available to the Agent on such day and the Agent, in its sole discretion, may, but shall not be obligated to, cause a corresponding amount to be made available to the Borrowers on such day. If the Agent makes such corresponding amount available to the Borrowers and such corresponding amount is not in fact made available to the Agent by such Lender, the Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from the date such payment was due until the date such amount is paid to the Agent, at the Federal Funds Rate for three Business Days and thereafter at the Reference Rate. During the period in which such Lender has not paid such corresponding amount to the Agent, notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, the amount so advanced by the Agent to the Borrowers shall, for all purposes hereof, be a Revolving Loan made by the Agent for its own account. Upon any such failure by a Lender to pay the Agent, the Agent shall promptly thereafter notify the Administrative Borrower of such failure and the Borrowers shall immediately pay such corresponding amount to the Agent for its own account.

                           (iv) Nothing in this subsection 2.03(c) shall be
deemed to relieve any Lender from its obligations to fulfill its Revolving Credit Commitment hereunder or to prejudice any rights that the Agent or the Borrowers may have against any Lender as a result of any default by such Lender hereunder.

                 (d)

                           (i) With respect to all periods for which the Agent
has funded Revolving Loans pursuant to subsection 2.03(c), on Friday of each week, or if the applicable Friday is not a Business Day, then on the following Business Day, or such shorter period as the Agent may from time to time select (any such week or shorter period being herein called a "Settlement Period"), the Agent shall notify each Lender of the unpaid principal amount of the Revolving Loans outstanding as of the last day of each such Settlement Period. In the event that such amount is greater than the unpaid principal amount of the Revolving Loans outstanding on the last day of the Settlement Period immediately preceding such Settlement Period (or, if there has been no preceding Settlement Period, the amount of the Revolving Loans made on the date of such Lender's initial funding), each Lender shall promptly (and in any event not later than 2:00 p.m. if the Agent requests payment from such Lender not later than 12:00 noon on such day) make available to the Agent its Pro Rata Share of the difference in immediately available funds. In the event that such amount is less than such unpaid principal amount, the Agent shall promptly pay over to each Lender its Pro Rata Share of the difference in immediately available funds. In addition, if the Agent shall so request at any time when a Default or an Event of Default shall have occurred and be continuing, or any other event shall have occurred as a result of which the Agent shall determine that it is desirable to present claims against the Borrowers for repayment, each Lender shall promptly remit to the Agent or, as the case may be, the Agent shall promptly remit to each Lender, sufficient funds to adjust the interests of the Lenders in the then outstanding Revolving Loans to such an extent that, after giving effect to such adjustment, each Lender's interest in the then outstanding Revolving Loans will be equal to its Pro Rata Share thereof. The obligations of the Agent and each Lender under this subsection 2.03(d) shall be absolute and unconditional. Each Lender shall only be entitled to receive interest on its Pro Rata Share of the Revolving Loans which have been funded by such Lender.

                           (ii) In the event that any Lender fails to make any
payment required to be made by it pursuant to subsection 2.03(d)(i), the Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from the date such payment was due until the date such amount is paid to the Agent, at the Federal Funds Rate for three Business Days and thereafter at the Reference Rate. During the period in which such Lender has not paid such corresponding amount to the Agent, notwithstanding anything to the contrary contained in this Agreement or any other Loan

Document, the amount so advanced by the Agent to the Borrowers shall, for all purposes hereof, be a Revolving Loan made by the Agent for its own account. Upon any such failure by a Lender to pay the Agent, the Agent shall promptly thereafter notify the Administrative Borrower of such failure and the Borrowers shall immediately pay such corresponding amount to the Agent for its own account. Nothing in this subsection 2.03(d)(ii) shall be deemed to relieve any Lender from its obligation to fulfill its Revolving Credit Commitment hereunder or to prejudice any rights that the Agent or the Borrowers may have against any Lender as a result of any default by such Lender hereunder.

         SECTION 2.04 Term Loan Notes; Repayment of Loans.

                  (a) If requested in writing by such Lender, all Tranche A Term Loans made by a Lender to the Borrowers shall be evidenced by a single Tranche A Term Loan Note, duly executed on behalf of the Borrowers, dated the Final Facility Effective Date, and delivered to and made jointly and severally payable to the order of such Lender in a principal amount equal to the amount of such Lender's Tranche A Term Loan Commitment.

                  (b) If requested in writing by such Lender, all Tranche B Term Loans made by a Lender to the Borrowers shall be evidenced by a single Tranche B Term Loan Note, duly executed on behalf of the Borrowers, dated the Finova Loan Take-out Date, and delivered to and made jointly and severally payable to the order of such Lender in a principal amount equal to the amount of such Lender's Tranche B Term Loan Commitment.

                  (c) Subject to Section 2.09, the outstanding principal of all Term Loans, together with accrued and unpaid interest thereon, shall be due and payable on the Final Maturity Date.

         SECTION 2.05 Revolving Credit Notes; Repayment of Loans.

                  (a) If requested in writing by such Lender, all Revolving Loans made by a Lender to the Borrowers shall be evidenced by a single Revolving Credit Note, duly executed on behalf of the Borrowers, dated the Final Facility Effective Date, and delivered to and made jointly and severally payable to the order of such Lender in a principal amount equal to the maximum amount of such Lender's Revolving Credit Commitment.

                  (b) The outstanding principal of all Revolving Loans shall be due and payable on the Final Maturity Date.

         SECTION 2.06 Limitation on Types of Loans; Illegality. Anything herein to the contrary notwithstanding, if, on or prior to the determination of any LIBO Base Rate, (a) the Agent determines, in good faith, which determination shall be conclusive, that quotations of interest rates for the relevant deposits referred to in the definition of "LIBO Base Rate" in Section 1.01 hereof are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for Loans as provided herein or
(b) it becomes unlawful for any Lender to honor its obligation to make or maintain Loans hereunder using a LIBO Rate, then the Agent shall give the Administrative Borrower prompt notice thereof and, so long as such condition remains in effect, the Lenders shall, following discussions with the Administrative Borrower, select in good faith an index that approximates as closely as reasonably practicable the LIBO Base Rate.

         SECTION 2.07 Repayment of Loans; Evidence of Debt. Each Borrower hereby unconditionally promises to pay to the Agent for the account of the appropriate Revolving Lender or Term Lender, as the case may be, (i) the then unpaid principal amount of each Revolving Loan made to it by such Revolving Lender on the Final Maturity Date (or such earlier date on which the Loans become due and payable pursuant to the terms of this Agreement), (ii) the then unpaid principal amount of each Tranche A Term Loan made to it by such Term Lender on the Final Maturity Date (or on such earlier date on which the Loans become due and payable pursuant to the terms of this Agreement) and (iii) the then unpaid principal amount of each Tranche B Term Loan made to it by such Term Lender on the Final Maturity Date (or on such earlier date on which the Loans become due and payable pursuant to the terms of this Agreement). Each Borrower hereby further agrees to pay interest on the unpaid principal amount of the Loans made to it from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates set forth in Section 2.08.

                           (b) Each Lender shall maintain in accordance with its
usual practice an account or accounts evidencing indebtedness of the Borrowers to such Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

                           (c) The Agent, on behalf of the Borrowers, shall
maintain the Register pursuant to Section 10.08, and a subaccount therein for each Lender, in which shall be recorded (i) the amount of each Loan made hereunder and any Note evidencing such Loan and the type thereof, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrowers to each Lender hereunder and (iii) both the amount of any sum received by the Agent hereunder from the Borrowers and each Lender's share thereof.

                           (d) The entries made in the Register and the accounts
of each Lender maintained pursuant to this Section 2.07 shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrowers therein recorded; provided, however, that the failure of any Lender or the Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the relevant Borrower to repay (with applicable interest) the Loans made to the Borrowers by such Lender in accordance with the terms of this Agreement.

                           (e) Each Borrower agrees that, upon the request to
the Agent by any Lender, such Borrower will execute and deliver to such Lender a promissory note of such Borrower evidencing any Term Loans or Revolving Loans, as the case may be, of such Lender, with appropriate insertions as to date and principal amount, as set forth in Section 2.04 and Section 2.05.

         SECTION 2.08 Interest.

                           (a) Loans. Each Loan shall bear interest on the
principal amount thereof from time to time outstanding, from the date of such Loan until such principal amount becomes due, at a rate per annum equal to the LIBO Rate plus 3.5%.

                           (b) Default Interest. To the extent permitted by law,
upon the occurrence and during the continuance of an Event of Default, the principal of, and all accrued and unpaid interest on, all Loans and all fees, indemnities or any other Obligations of the Borrowers under this Agreement, the Term Loan Notes, the Revolving Credit Notes and other Loan Documents shall bear interest, from the date such Event of Default occurred until such Event of Default is cured or waived in writing in accordance herewith, at a rate per annum equal to the LIBO Rate plus 5.5% (the "Post-Default Rate").

                           (c) Interest Payment. Interest on each Loan shall be
payable with respect to each Interest Period, in arrears, on each Remittance Date, commencing on the first Remittance Date following the Remittance Date on which such Loan is made and at maturity (whether upon demand, by acceleration or otherwise). Interest at the Post-Default Rate shall be payable on demand. The Borrowers hereby authorize the Agent to, and the Agent may, from time to time, charge the Loan Account pursuant to Section 4.01 with the amount of any interest payment due hereunder.

                           (d) General. All interest shall be computed on the
basis of a year of 360 days for the actual number of days, including the first day but excluding the last day, elapsed.

         SECTION 2.09 Prepayment of Term Loans.

                           (a) Optional Prepayment. The Borrowers may, without
penalty or premium, prepay the principal of any Term Loan, in whole or in part and together with accrued and unpaid interest thereon, on three (3) Business Days prior written notice.

                           (b) Mandatory Prepayment.

                                    (i) Monthly Payment. By each Remittance Date
(other than the April 2001 Remittance Date), the Borrowers shall prepay the outstanding principal of the Term Loans, together with accrued and unpaid interest thereon, such payments to be applied first to prepay the Tranche A Term Loans until they are paid in full and then to prepay the Tranche B Term Loans, in an amount equal to (x) 25% of the aggregate retail sales price of Time Share Interests sold in the ordinary course of business for which escrow has been broken and funds released to the Borrowers in the previous month minus (y) 25% of the retail sales value, based on the average realized retail sale price over the preceding three months of comparable Time Share Interests at the same resort, of Time Share Interests that are added to inventory in the previous month; provided, however, that if for any month the value of clause (y) is greater than the value of clause (x), then the Borrowers shall not be required to prepay the Term Loans under this Subclause (i) and the surplus (the value of clause (y) minus the value of clause (x)) may be added to clause (y) for each succeeding month until such surplus is utilized.

                                    (ii) Dispositions. Until the Term Loans
shall have been paid in full, immediately upon any Disposition by any Loan Party resulting in Net Cash Proceeds greater than or equal to $1,000,000 and within five (5) Business Days after any Disposition by any Loan Party resulting in Net Cash Proceeds less than $1,000,000, the Borrowers shall prepay the outstanding principal of the Term Loans, together with accrued and unpaid interest thereon, such payments to be applied first to prepay the Tranche A Term Loans until they are paid in full and then to prepay the Tranche B Term Loans, in an amount equal to 50% or, if a Default or Event of Default has occurred and is continuing, 100%, of the Net Cash Proceeds received by such Loan Party in connection with such Disposition.

                                    (iii) Casualty and Condemnation. Upon the
loss, destruction or taking by condemnation of any Collateral, the Borrowers shall prepay the outstanding principal of the Term Loans, together with accrued and unpaid interest thereon, such payments to be applied first to prepay the Tranche A Term Loans until they are paid in full and then to prepay the Tranche B Term Loans, in an amount equal to 100% of the proceeds received by any Loan Party in connection therewith, net of any reasonable expenses incurred in collecting such net proceeds; provided that (x) except during the continuance of a Default or an Event of Default, (A) proceeds from insurance covering loss or destruction or from any taking of any Collateral not in excess of $1,000,000 for any one occurrence shall not be required to be so prepaid on such date to the extent such insurance proceeds are used to replace or restore the properties or assets in respect of which such proceeds were paid, and (B) proceeds from insurance covering loss or destruction or from any taking of any Collateral in excess of $1,000,000 for any one occurrence shall not be required to be so prepaid on such date to the extent that such insurance proceeds are deposited into a bank account maintained at a bank satisfactory to Agent and subject to a blocked account agreement in form and substance satisfactory to Agent, granting a perfected first priority security interest in such account to the Agent for the benefit of itself and the Lenders (a "Blocked Account") and used to replace or restore the properties or assets in respect of which such proceeds were paid, and if, in each case, the Administrative Borrower delivers a certificate to the Agent within five (5) Business Days of receipt of such proceeds stating that such proceeds shall be used to replace or restore any such properties or assets within a period specified in such certificate not to exceed 180 days after the date of receipt of such proceeds (which certificate shall set forth estimates of the proceeds to be so expended) and (y) if all or any portion of such proceeds not so applied to the repayment of the Term Loans are not so used within the period specified in the relevant certificate furnished pursuant to clause (x) above, such remaining portion shall be prepaid on the last day of such specified period.

                                    (iv) Third-Party Finova Take-out.
Immediately upon the repayment of all or a portion of the Finova Loans with the proceeds of Indebtedness or other financing from any source other than the Tranche B Term Loans, the Borrowers shall prepay the entire outstanding balance of the Term Loans (including all principal and all accrued and unpaid interest and fees and expenses). For purposes of this paragraph, use of proceeds of assets that constitute collateral for Finova Loans shall not be deemed a financing.

                           (c) Cumulative Prepayments. Except as otherwise
expressly provided in this Section 2.09, payments with respect to any subsection of this Section 2.09 are in addition to payments made or required to be made under any other subsection of this Section 2.09.

         SECTION 2.10 Reduction of Commitment; Prepayment of Revolving Loans.

                           (a) Reduction of Revolving Credit Commitments. The
Total Revolving Credit Commitment shall terminate on the Final Maturity Date. The Borrowers may, without premium or penalty, reduce the Total Revolving Credit Commitment to an amount (which may be zero) not less than the sum of (A) the aggregate unpaid principal amount of all Revolving Loans then outstanding and
(B) the aggregate principal amount of all Revolving Loans not yet made as to which a Notice of Borrowing has been given by the Administrative Borrower under
Section 2.03. Each such reduction shall be in an amount which is an integral multiple of $1,000,000 (unless the Total Revolving Credit Commitment in effect immediately prior to such reduction is less than $1,000,000) and shall be made by providing not less than three (3) Business Days' prior written notice to the Agent and shall be irrevocable. Once reduced the Total Revolving Credit Commitment may not be increased. Each such reduction (other than reductions pursuant to paragraph (c) of this Section 2.10) of the Total Revolving Credit Commitment shall reduce the Revolving Credit Commitment of each Lender proportionately in accordance with its Pro Rata Share thereof.

                           (b) Optional Prepayment. The Borrowers may prepay
without penalty or premium the principal of any Revolving Loan, in whole or in part and together with accrued and unpaid interest thereon.

                           (c) Mandatory Prepayment.

                                    (i) Monthly Payment. By each Remittance Date
(other than the April 2001 Remittance Date), the Borrowers shall prepay the outstanding principal of the Revolving Loans, together with accrued and unpaid interest thereon, in an amount equal to the

Borrowers' month-end book cash balance for the previous month (excluding amounts, if any, then on deposit in the Blocked Accounts described in this
Section 2.10(c)(i) and in Sections 2.09(b)(iii) and 2.10(c)(iii)) in excess of $10,000,000 (the "Revolving Loan Monthly Payment Amount"); provided, that, if the Revolving Loan Monthly Payment Amount is greater than the aggregate principal amount of Revolving Loans then outstanding, then the Borrowers shall deposit the remainder of the Revolving Loan Monthly Payment Amount after prepayment in full of the then outstanding Revolving Loans) into a Blocked Account. So long as no Default or Event of Default shall have occurred and be continuing, the Borrowers may from time to time withdraw funds from such Blocked Account for purposes for which Revolving Loans may be borrowed hereunder, subject to the borrowing procedures set forth in the applicable blocked account agreement.

                                    (ii) Dispositions. After the Term Loans have
been paid in full, immediately upon any Disposition by any Loan Party resulting in Net Cash Proceeds greater than or equal to $1,000,000 and within five (5) Business Days after any Disposition by any Loan Party resulting in Net Cash Proceeds less than $1,000,000, the Borrowers shall prepay the outstanding principal of the Revolving Loans, together with accrued and unpaid interest thereon, in an amount equal to 50% or, if a Default or Event of Default has occurred and is continuing, 100%, of the Net Cash Proceeds received by such Loan Party in connection with such Disposition.

                                    (iii) Casualty and Condemnation. After the
Term Loans have been paid in full, upon the loss, destruction or taking by condemnation of any Collateral, the Borrowers shall prepay the outstanding principal of the Revolving Loans, together with accrued and unpaid interest thereon, in an amount equal to 100% of the proceeds received by any Loan Party in connection therewith, net of any reasonable expenses incurred in collecting such net proceeds; provided that (x) except during the continuance of a Default or an Event of Default, (A) proceeds from insurance covering loss or destruction or from any taking of any Collateral not in excess of $1,000,000 for any one occurrence shall not be required to be so prepaid on such date to the extent such insurance proceeds are used to replace or restore the properties or assets in respect of which such proceeds were paid and (B) proceeds from insurance covering loss or destruction or from any taking of any Collateral in excess of $1,000,000 for any one occurrence shall not be required to be so prepaid on such date to the extent that such insurance proceeds are deposited into a Blocked Account and used to replace or restore the properties or assets in respect of which such proceeds were paid, and if, in each case, the Administrative Borrower delivers a certificate to the Agent on or prior to such date stating that such proceeds shall be used to replace or restore any such properties or assets within a period specified in such certificate not to exceed 180 days after the date of receipt of such proceeds (which certificate shall set forth estimates of the proceeds to be so expended) and (y) if all or any portion of such proceeds not so applied to the repayment of the Revolving Loans are not so used within the period specified in the relevant certificate furnished pursuant to clause
(x) above, such remaining portion shall be prepaid on the last day of such specified period.

                                    (iv) In the event that the aggregate
principal amount of Revolving Loans outstanding at any time exceeds the Revolving Credit Borrowing Base, the Borrowers shall prepay the outstanding principal of the Revolving Loans in an amount equal to such excess plus accrued and unpaid interest thereon.

                                    (v) Third-Party Finova Take-out. Immediately
upon the repayment of all or a portion of the Finova Loans with the proceeds of Indebtedness or other financing from any source other than the Tranche B Term Loans, the Total Revolving Credit Commitment shall permanently reduce to zero and the Borrowers shall prepay the outstanding balance of the Revolving Credit Loans (including all principal and all accrued and unpaid interest and fees and expenses) in full. For purposes of this paragraph, use of proceeds of assets that constitute collateral for Finova Loans shall not be deemed a financing.

                           (d) Cumulative Prepayments. Except as otherwise
expressly provided in this Section 2.10, payments with respect to any subsection of this Section 2.10 are in addition to payments made or required to be made under any other subsection of this Section 2.10.

         SECTION 2.11 Fees.

                           (a) Facility Fee. On the Final Facility Effective
Date, the Borrowers shall pay to the Agent for the account of the Lenders, in accordance with a written agreement among such Lenders, a non-refundable facility fee (the "Facility Fee") equal to $2,600,000.

                           (b) Unused Line Fee. From and after the Final
Facility Effective Date and until the Final Maturity Date, the Borrowers shall pay to the Agent for the account of the Lenders in accordance with their Pro Rata Shares an unused line fee (the "Unused Line Fee"), which shall accrue at the rate per annum of 0.5% on the excess, if any, of the Revolving Credit Borrowing Base over the average daily principal amount of Revolving Loans outstanding from time to time and shall be payable monthly in arrears on each Remittance Date (other than the April 2001 Remittance Date).

                           (c) Finova Take-out Fee. On the Finova Loan Take-out
Date, the Borrowers shall pay to the Agent for the account of the Lenders an additional fee as agreed between the Borrowers and the Agent. In the event that the Finova Loans are repaid in whole or in part with funds from any source other than the Tranche B Term Loans, then the Borrowers shall prepay the Loans in accordance with Section 2.09(b)(iv) and Section 2.10(c)(v) of this Agreement and shall pay to the Agent for the account of the Lenders an early termination fee (the "Early Termination Fee") equal to 3% of the amount outstanding under the Finova Loans prior to their repayment, including accrued and unpaid interest thereon. If the Borrowers pay the Loans in full and repay the Finova Loans within 120 days of repayment of the Loans, the Borrowers shall pay to the Agent for the account of the Lenders the Early Termination Fee. This provision shall survive repayment of the Loans and termination of this Agreement. For purposes of this subsection, use of proceeds of assets that constitute collateral for Finova Loans shall not be deemed a use of funds borrowed from another source. For purposes of clarification, it is understood that any repayment or other treatment of the Finova Loans pursuant to the consummation of a plan of reorganization in the Chapter 11 Cases shall not be deemed a use of funds from another source.

                           (d) Additional Fees.

                                    (i) If the Borrowers have failed to formally
present to the Creditors Committee by December 31, 2001 a draft plan of reorganization, including a business plan, financial projections and a liquidation analysis (a "Draft Plan of Reorganization"), then at the Final Maturity Date the Borrowers shall pay to the Agent for the account of the Lenders a fee equal to the product of (x) $750,000 and (y) the number of months (including any partial months), measured on a calendar basis, from January 1, 2002 until the earlier of (A) the date on which the Borrowers formally present a Draft Plan of Reorganization and (B) the Final Maturity Date.

                                    (ii) If the Borrowers have failed to file
with the Bankruptcy Court by March 31, 2002 a Comprehensive Plan of Reorganization, then at the Final Maturity Date the Borrowers shall pay to the Agent for the account of the Lenders a fee equal to the product of (x) $750,000 and (y) the number of months (including any partial months), measured on a calendar basis, from April 1, 2002 until the earlier of (A) the date on which the Borrowers file a Comprehensive Plan of Reorganization and (B) the Final Maturity Date.

Notwithstanding the foregoing, the maximum fee payable by the Borrowers pursuant to this Section 2.11(d) shall not exceed $750,000 for any one month.

         SECTION 2.12 Securitization. The Borrowers hereby acknowledge that the Lenders and any of their Affiliates may, sell or securitize the Loans (a "Securitization") through the pledge of the Loans as collateral security for loans to the Lenders or their Affiliates or through the sale of the Loans or the issuance of direct or indirect interests in the Loans, which loans to the Lenders or their Affiliates or direct or indirect interests will be rated by Moody's, Standard & Poor's or one or more other rating agencies (the "Rating Agencies"). The Borrowers shall cooperate with the Lenders and their Affiliates to effect the Securitization including, without limitation, by (a) amending this Agreement and the other Loan Documents, and executing such additional documents (which, if required by the terms of the Final Bankruptcy Court Order, shall be approved by the Bankruptcy Court), as reasonably requested by the Lenders in connection with the Securitization, provided that (i) any such amendment or additional documentation does not impose material additional costs on the Borrowers; and (ii) any such amendment or additional documentation does not materially adversely affect the rights, or materially increase the obligations, of the Borrowers under the Loan Documents or change or affect in a manner adverse to the Borrowers the financial terms of the Loans,

(b) providing such information as may be reasonably requested by the Lenders in connection with the rating of the Loans or the Securitization, and (c) providing in connection with any rating of the Loans a certificate (i) agreeing to indemnify the Lenders and any of their Affiliates, any of the Rating Agencies, or any party providing credit support or otherwise participating in the Securitization (collectively, the "Securitization Parties") for any losses, claims, damages or liabilities (the "Liabilities") to which the Lenders, their Affiliates or such Securitization Parties may become subject insofar as the Liabilities arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Loan Document or in any writing delivered by or on behalf of any Loan Party to the Lenders in connection with any Loan Document or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and such indemnity shall survive any transfer by the Lenders or their successors or assigns of the Loans and (ii) agreeing to reimburse the Lenders and any of their Affiliates for any legal or other expenses reasonably incurred by such Persons in connection with defending the Liabilities.

         SECTION 2.13 Taxes.

                           (a) All payments made by the Borrowers hereunder,
under the Notes or under any other Loan Document shall be made without set-off, counterclaim, deduction or other defense. All such payments shall be made free and clear of and without deduction for any present or future income, franchise, sales, use, excise, stamp or other taxes, levies, imposts, deductions, charges, fees, withholdings, restrictions or conditions of any nature now or hereafter imposed, levied, collected, withheld or assessed by any jurisdiction (whether pursuant to United States Federal, state, local or foreign law) or by any political subdivision or taxing authority thereof or therein, and all interest, penalties or similar liabilities, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) of, and branch profit taxes of, the Agent or any Lender imposed by the jurisdiction in which the Agent or such Lender is organized or any political subdivision thereof or taxing authority thereof or any jurisdiction in which such Person's principal office or relevant lending office is located or any political subdivision thereof or taxing authority thereof (such nonexcluded taxes being hereinafter collectively referred to as "Non-Excluded Taxes"). If the Borrowers shall be required by law to deduct or to withhold any Non-Excluded Taxes from or in respect of any amount payable hereunder,

                                    (i) the amount so payable shall be increased
to the extent necessary so that after making all required deductions and withholdings (including Non-Excluded Taxes on amounts payable to the Lenders pursuant to this sentence) the Lenders receive an amount equal to the sum they would have received had no such deductions or withholdings been made,

                                    (ii) the Borrowers shall make such
deductions or withholdings, and

                                    (iii) the Borrowers shall pay the full
amount deducted or withheld to the relevant taxing authority in accordance with applicable law. Whenever any Non-Excluded Taxes are payable by the Borrowers, as promptly as possible thereafter, the Administrative Borrower shall send the Lenders and the Agent an official receipt (or, if an official receipt is not available, such other documentation as shall be satisfactory to the Lenders or the Agent, as the case may be) showing payment. In addition, the Borrowers agree to pay any present or future taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery, performance, recordation or filing of, or otherwise with respect to, this Agreement, the Notes or any other Loan Document other than the foregoing excluded taxes (hereinafter referred to as "Other Taxes").

                           (b) If the Borrowers fail to pay any Non-Excluded
Taxes or Other Taxes, the Borrowers will indemnify the Lenders for the amount of Non-Excluded Taxes or Other Taxes (including, without limitation, any Non-Excluded Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.13) paid by any Lender and any liability (including penalties, interest and expenses for nonpayment, late payment or otherwise) arising therefrom or with respect thereto, whether or not such Non-Excluded Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be paid within 30 days from the date on which such Lender makes written demand which demand shall identify the nature and amount of Non-Excluded Taxes or Other Taxes for which indemnification is being sought and the basis of the claim.

                           (c) Each Lender that is organized in a jurisdiction
other than the United States, a State thereof or the District of Columbia hereby agrees that:

                                    (i) it shall, no later than the Final
Facility Effective Date (or, in the case of a Lender which becomes a party hereto pursuant to Section 10.08 hereof after the Final Facility Effective Date, the date upon which such Lender becomes a party hereto), deliver to the Administrative Borrower and the Agent two accurate, complete and signed originals of U.S. Internal Revenue Service Form W-8ECI or Form W-8BEN or other applicable or successor form indicating that such Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees for the account of its lending office under this Agreement free from withholding of United States Federal income tax;

                                    (ii) it shall deliver to the Administrative
Borrower and the Agent two further properly completed and duly executed copies of such Form W-8 ECI or Form W-8 BEN or any successor or applicable form on or before the date that any such Form W-8 ECI or Form W-8 BEN expires or becomes obsolete or invalid and after the occurrence of any event (including, without limitation, a change in a lending office or an addition of a lending office by a Lender) requiring a change in the most recent form previously delivered by it to the Administrative Borrower and the Agent or upon the reasonable request of the Administrative Borrower or the Agent;

                                    (iii) it shall, promptly upon the
Administrative Borrower's reasonable request to that effect, deliver to the Administrative Borrower such other forms or similar documentation as may be required from time to time by any applicable law, treaty, rule or regulation in order to establish such Lender's tax status for withholding purposes; and

                                    (iv) it shall obtain such extensions of time
for filing and completing such forms or certifications as may be reasonably requested by the Administrative Borrower.

                           (d) If a Lender shall become aware that it is
entitled to claim a refund from a taxing authority in respect of Non-Excluded Taxes or Other Taxes as to which it has been indemnified by the Borrowers, or with respect to which the Borrowers have paid increased amounts pursuant to this
Section 2.13, it shall promptly notify the Administrative Borrower of the availability of such refund claim and shall make the appropriate claim to such taxing authority for such refund. If a Lender receives a refund (including pursuant to a claim for refund made pursuant to the preceding sentence) in respect of any Non-Excluded or Other Tax as to which it has been indemnified by the Borrowers, or with respect to which the Borrowers have paid increased amounts pursuant to this Section 2.13, it shall within 30 days from the date of such receipt pay over such refund (but only to the extent of indemnity payments made or additional amounts paid by the Borrowers pursuant to this Section 2.13) to the Borrowers, net of all out-of-pocket expenses of such Lender; provided, that, the Borrowers, upon the request of such Lender, agree to repay the amount paid over to the Borrowers (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to such Lender in the event that such Lender is required to repay such refund to such Governmental Authority.

                           (e) If the Borrowers fail to perform their
obligations under this Section 2.13, the Borrowers shall indemnify the Lenders for any taxes, interest or penalties that may become payable as a result of any such failure.

         SECTION 2.14 Exit Financing. If the Borrowers propose to effect secured inventory or receivables financing in connection with the consummation of a plan of reorganization in the Chapter 11 Cases (an "Exit Financing"), and if the Agent provides a commitment (an "Exit Commitment") to provide such proposed financing in an amount equal to at least $100,000,000 on terms that are at least as favorable to the Borrowers as the terms of this Agreement and the other Loan Documents, then the Agent shall have the right within a reasonable period of time to match the terms and amount, but not to exceed the amount of the Exit Commitment, of any Exit Financing proposed by another financing source and, in such event, the Borrowers shall accept, subject to the approval of the Bankruptcy Court, the financing so proposed by the Agent.

                                  ARTICLE III.
                      SECURITY AND ADMINISTRATIVE PRIORITY

         SECTION 3.01 Collateral; Grant of Lien and Security Interest.

                           (a) Pursuant to and as provided in the Final
Bankruptcy Court Order, as security for the full and timely payment and performance of all of the Obligations, each Borrower hereby as of the Final Facility Effective Date assigns, pledges, transfers and grants to the Agent, for the benefit of the Agent and the Lenders, a security interest in and to and Lien on all of the Property, assets or interests in Property or assets of such Borrower, of any kind or nature whatsoever, real or personal, now existing or hereafter acquired or created (including, without limitation, all Property of the estate (within the meaning of the Bankruptcy Code) all mortgage notes, accounts, inventory, Time Share Interests, servicing rights, contract rights, instruments, documents, chattel paper, general intangibles, machinery and equipment, real property and investment property, and all causes of action arising under the Bankruptcy Code or otherwise (other than under Sections 542, 544, 545, 547, 548, 550, 551, 553(b) or 724(a) of the Bankruptcy Code)), and all
proceeds, rents, products and profits of any of the foregoing other than property, if any, described on Schedule 3.01(a) (all Property of the Borrowers subject to the security interest referred to in this Section 3.01(a) being hereafter referred to as the "Collateral").

                           (b) Upon entry of the Final Bankruptcy Court Order
and pursuant to its terms, the Liens and security interests in favor of the Agent referred to in Section 3.01(a) hereof shall be valid, binding, enforceable and perfected Liens and security interests in the Collateral, prior to all other Liens and security interests in the Collateral except for Permitted Liens (to the extent that such Permitted Liens are accorded priority as a matter of law or pursuant to agreement). Such Liens and security interests and their priority shall remain in effect until the Term Loan Commitments and the Revolving Credit Commitments have been terminated and all Obligations have been repaid in cash in full.

                           (c) Notwithstanding anything herein to the contrary
(i) all proceeds received by the Agent and the Lenders from the Collateral subject to the Liens granted in this Section 3.01 and in each other Loan Document and by the Final Bankruptcy Court Order shall be subject to the prior payment of the Carve-Out Expenses having priority over the Obligations to the extent set forth in the definition of Agreed Administrative Expense Priorities,
(ii) no Person entitled to Carve-Out Expenses shall be entitled, as a result of being entitled to such Carve-Out Expenses, to sell or otherwise dispose, or seek or object to the sale or other disposition, of any Collateral, and (iii) the administrative expense claim status of the Obligations granted in the Final Bankruptcy Court Order and described in Section 3.02 of this Agreement shall not apply to any causes of action arising under Sections 542, 544, 545, 547, 548, 550, 551, 553(b) or 724(a) of the Bankruptcy Code.

         SECTION 3.02 Administrative Priority. Pursuant to Section 364(c)(1) of the Bankruptcy Code and as provided for in the Final Bankruptcy Court Order, each of the Borrowers agrees that the Obligations of the Borrowers shall constitute allowed administrative expenses in the Chapter 11 Cases having priority over all administrative expenses of and unsecured claims against the Borrowers now existing or hereafter arising, of any kind or nature whatsoever, including without limitation all administrative expenses of the kind specified in Sections 503(b) and 507(b) of the Bankruptcy Code, subject, as to priority, only to Carve-Out Expenses having priority over the Obligations to the extent set forth in the definition of Agreed Administrative Expense Priorities, but excluding any causes of action arising under Sections 542, 544, 545, 547, 548, 550, 551, 553(b) or 724(a) of the Bankruptcy Code.

         SECTION 3.03 Grants, Rights and Remedies. The Liens and security interests granted pursuant to Section 3.01(a) hereof and administrative priority granted pursuant to Section 3.02 hereof are independently granted by the Loan Documents and by other Loan Documents hereafter entered into. This Agreement, the Final Bankruptcy Court Order and such other Loan Documents supplement each other, and the grants, priorities, rights and remedies of the Agent and the Lenders hereunder and thereunder are cumulative.

         SECTION 3.04 No Filings Required. The Liens and security interests referred to herein shall be deemed valid and perfected by entry of the Final Bankruptcy Court Order, and entry of the Final Bankruptcy Court Order shall have occurred on or before the date of the initial Loans hereunder. The Agent shall not be required to file any financing statements, Mortgages, notices of Lien or similar instruments in any jurisdiction or filing office or to take any other action in order to validate or perfect the Lien and security interest granted by or pursuant to this Agreement, the Final Bankruptcy Order or any other Loan Document.

         SECTION 3.05 Survival. The Liens, lien priority, administrative priorities and other rights and remedies granted to the Agent and the Lenders pursuant to this Agreement, the Final Bankruptcy Court Order and the other Loan Documents (specifically including, but not limited to, the existence, perfection and priority of the Liens and security interests provided herein and therein, and the administrative priority provided herein and therein) shall not be modified, altered or impaired in any manner by any other financing or extension of credit or incurrence of debt by any Borrower (pursuant to Section 364 of the Bankruptcy Code or otherwise), or by any dismissal or conversion of any of the Chapter 11 Cases, or by any other act or omission whatever. Without limitation, notwithstanding any such order, financing, extension, incurrence, dismissal, conversion, act or omission:

                           (a) except for the Carve-Out Expenses having priority
over the Obligations to the extent set forth in the definition of Agreed Administrative Expense Priorities, no costs or expenses of administration which have been or may be incurred in the Chapter 11 Cases or any conversion of the same or in any other proceedings related thereto, and no priority claims, are or will be prior to or on a parity with any claim of any Lender against the Borrowers in respect of any Obligation,

                           (b) the Liens in favor of the Agent and the Lenders
set forth in Section 3.01(a) hereof shall constitute valid and perfected Liens and security interests, subject only to Permitted Liens (to the extent that such Permitted Liens are accorded priority as a matter of law or pursuant to agreement), and shall be prior to all other Liens and security interests, now existing or hereafter arising, in favor of any other creditor or any other Person whatever, and

                           (c) the Liens in favor of the Agent and the Lenders
set forth herein and in the Loan Documents shall continue to be valid and perfected without the necessity that the Agent file financing statements, Mortgages or otherwise perfect its Lien under applicable nonbankruptcy law.

                                  ARTICLE IV.
                         PAYMENTS AND OTHER COMPENSATION

         SECTION 4.01 Payments; Computations and Statements.

                           (a) The Borrowers will make each payment under the
Notes not later than 12:00 noon (New York City time) on the day when due, in lawful money of the United States of America and in immediately available funds, to the Agent at the Payment Office. All payments received by the Agent after 12:00 noon (New York City time) on any Business Day will be credited to the Loan Account on the next succeeding Business Day. All payments shall be made by the Borrowers without defense, set-off or counterclaim to the Agent and the Lenders. Except as provided in Section 2.03, after receipt, the Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal ratably to the Lenders in accordance with their Pro Rata Shares and like funds relating to the payment of any other amount payable to any Lender to such Lender, in each case to be applied in accordance with the terms of this Agreement, provided that the Agent will cause to be distributed all interest and fees received from or for the account of the Borrowers not less than once each month and in any event promptly after receipt thereof. The Lenders and the Borrowers hereby authorize the Agent to, and the Agent may, from time to time charge the Loan Account of the Borrowers with any amount due and payable by the Borrowers under any Loan Document. Each of the Lenders and the Borrowers agree that the Agent shall have the right to make such charges whether or not any Event of Default or Default shall have occurred and be continuing or whether any of the conditions precedent in Section 5.02 have been satisfied. Any amount charged to the Loan Account of the Borrowers shall be deemed a Revolving Loan hereunder made by the Lenders to the Borrowers, funded by the Agent on behalf of the Lenders and subject to Section 2.03 of this Agreement. The Lenders and the Borrowers confirm that any charges which the Agent may so make to the Loan Account of the Borrowers as herein provided will be made as an accommodation to the Borrowers and solely at the Agent's discretion, provided that the Agent shall from time to time, charge the Loan Account of the Borrowers with any amount due and payable under any Loan Document. Whenever any payment to be made under any such Loan Document shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in the computation of interest or fees, as the case may be. All computations of fees shall be made by the Agent on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such fees are payable. Each determination by the Agent of an interest rate or fees hereunder shall be conclusive and binding for all purposes in the absence of manifest error.

                           (b) The Agent shall provide the Administrative
Borrower, promptly after the end of each calendar month, a summary statement (in the form from time to time used by the Agent) of the opening and closing daily balances in the Loan Account of the Borrowers during such month, the amounts and dates on all Loans made to the Borrowers during such month, the amounts and dates of all payments on account of the Loans to the Borrowers during such month and the Loans to which such payments were applied, the amount of interest accrued on the Loans to the Borrowers during such month, and the amount and nature of any charges to such Loan Account made during such month on account of fees, commissions, expenses and other Obligations. All entries on any such statement shall, unless objected to by the Administrative Borrower within 30 days after the same is sent, be presumed to be correct and shall be final and conclusive absent manifest error.

         SECTION 4.02 Sharing of Payments, Etc. Except as provided in
Section 2.03 hereof, if any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of any Obligation in excess of its ratable share of payments on account of similar obligations obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders such participations in such similar obligations held by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender of any interest or other amount paid by the purchasing Lender in respect of the total amount so recovered). The Borrowers agree that any Lender so purchasing a participation from another Lender pursuant to this Section 4.02 may, to the fullest extent permitted by law, exercise all its rights (including the Lender's right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrowers in the amount of such participation.

         SECTION 4.03 Apportionment of Payments.

                           (a) Subject to Section 2.03 hereof and to any written
agreement among the Agent and the Lenders, all payments of principal and interest in respect of outstanding Loans, all payments of fees (other than the fees set forth in Sections 2.11 hereof to the extent set forth in a written agreement among the Agent and the Lenders) and all other payments in respect of any other Obligations, shall be allocated by the Agent among such of the Lenders as are entitled thereto, in proportion to their respective Pro Rata Shares or otherwise as provided herein or, in respect of payments not made on account of Loans as designated by the Person making payment when the payment is made.

                           (b) After the occurrence and during the continuance
of an Event of Default, the Agent may, and upon the direction of the Required Lenders shall, apply all payments in respect of any Obligations and all proceeds of the Collateral, subject to the provisions of this Agreement (i) first, to pay the Obligations in respect of any fees, expense reimbursements, indemnities and other amounts then due to the Agent until paid in full; (ii) second, to pay the Obligations in respect of any fees and indemnities then due to the Lenders until paid in full; (iii) third, ratably to pay interest due in respect of the Loans and Agent Advances until paid in full; (iv) fourth, ratably to pay principal of the Loans and Agent Advances until paid in full; and (v) fifth, to the ratable payment of all other Obligations then due and payable

         SECTION 4.04 Increased Costs and Reduced Return.

                           (a) If any Lender shall have determined that the
adoption or implementation of, or any change in, any law, rule, treaty or regulation, or any policy, guideline or directive of, or any change in the interpretation or administration thereof by, any court, central bank or other administrative or Governmental Authority, or compliance by any Lender or any Person controlling any such Lender with any directive of or guideline from any central bank or other Governmental Authority or the introduction of or change in any accounting principles applicable to any Lender or any Person controlling any such Lender (in each case, whether or not having the force of law), shall (i) change the basis of taxation of payments to any Lender or any Person controlling any such Lender of any amounts payable hereunder (except for taxes on the overall net income of any Lender or any Person controlling any such Lender),
(ii) impose, modify or deem applicable any reserve, special deposit or similar requirement against any Loan or against assets of or held by, or deposits with or for the account of, or credit extended by any Lender, or any Person controlling any such Lender or (iii) impose on any Lender or any Person controlling any such Lender or any other condition regarding this Agreement or any Loan, and the result of any event referred to in clauses (i), (ii) or (iii) above shall be to increase the cost to any Lender of making any Loan, agreeing to make any Loan or to reduce any amount received or receivable by any Lender hereunder, then, upon demand by such Lender, the Borrowers shall pay to such Lender such additional amounts as will compensate such Lender for such increased costs or reductions in amount.

                           (b) If any Lender shall have determined that any
Capital Guideline or adoption or implementation of, or any change in, any Capital Guideline by the Governmental Authority charged with the interpretation or administration thereof, or compliance by any Lender or any Person controlling any Lender with any Capital Guideline or with any request or directive of any such Governmental Authority with respect to any Capital Guideline, or the implementation of, or any change in, any applicable accounting principles (in each case, whether or not having the force of law), either (i) affects or would affect the amount of capital required or expected to be maintained by any Lender or any Person controlling any Lender, and any Lender determines that the amount of such capital is increased as a direct or indirect consequence of any Loans made or maintained, or any Lender's or any such other controlling Person's other obligations hereunder, or (ii) has or would have the effect of reducing the rate of return on any Lender's or any such other controlling Person's capital to a level below that which such Lender or such controlling Person could have achieved but for such circumstances as a consequence of any Loans made or maintained, or any agreement to make Loans, or such Lender's or such other controlling Person's other obligations hereunder (in each case, taking into consideration, such Lender's or such other controlling Person's policies with respect to capital adequacy), then, upon demand by any Lender, the Borrowers shall pay to such Lender from time to time such additional amounts as will compensate such Lender for such cost of maintaining such increased capital or such reduction in the rate of return on such Lender's or such other controlling Person's capital.

                           (c) All amounts payable under this Section 4.04 shall
bear interest from the date that is ten days after the date of demand by a Lender until payment in full to such Lender at the Reference Rate. A certificate of any Lender claiming compensation under this Section 4.04 specifying the event herein above described and the nature of such event shall be submitted by such Lender to the Administrative Borrower, setting forth the additional amount due and an explanation of the calculation thereof and such Lender's reasons for invoking the provisions of this Section 4.04, and shall be final and conclusive absent manifest error.

                           (d) If any of the events requiring payments of
additional amounts by the Borrowers under this Section 4.04 occurs and the applicable Lender shall have made a demand for such payment hereunder, the applicable Lender shall take such steps as may be reasonable (consistent with its internal policy and legal and regulatory restrictions) to (i) change the jurisdiction of its funding office if such change would avoid the Borrowers being required to pay any additional amount or (ii) otherwise mitigate the effects of any law or regulation or any change therein or interpretation thereof as set forth in this Section 4.04 above.

         SECTION 4.05 Joint and Several Liability of the Borrowers.

                           (a) Notwithstanding anything in this Agreement or any
other Loan Document to the contrary, each of the Borrowers hereby accepts joint and several liability hereunder and under the other Loan Documents in consideration of the financial accommodations to be provided by the Agent and the Lenders under this Agreement and the other Loan Documents, for the mutual benefit, directly and indirectly, of each of the Borrowers and in consideration of the undertakings of the other Borrower to accept joint and several liability for the Obligations. Each of the Borrowers, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrowers, with respect to the payment and performance of all of the Obligations (including, without limitation, any Obligations arising under this Section 4.05), it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of each of the Borrowers without preferences or distinction among them. If and to the extent that any of the Borrowers shall fail to make any payment with respect to any of the Obligations as and when due or to perform any of the Obligations in accordance with the terms thereof, then in each such event the other Borrowers will make such payment with respect to, or perform, such Obligation. Subject to the terms and conditions hereof, the Obligations of each of the Borrowers under the provisions of this Section 4.05 constitute the absolute and unconditional, full recourse Obligations of each of the Borrowers enforceable against each such Person to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Agreement, the other Loan Documents or any other circumstances whatsoever.

                           (b) The provisions of this Section 4.05 are made for
the benefit of the Agent, the Lenders and their successors and assigns, and may be enforced by them from time to time against any or all of the Borrowers as often as occasion therefor may arise and without requirement on the part of the Agent, the Lenders or such successors or assigns first to marshal any of its or their claims or to exercise any of its or their rights against any of the other Borrowers or to exhaust any remedies available to it or them against any of the other Borrowers or to resort to any other source or means of obtaining payment of any of the Obligations hereunder or to elect any other remedy. The provisions of this Section 4.05 shall remain in effect until all of the Obligations shall have been paid in full or otherwise fully satisfied.

                           (c) Each of the Borrowers hereby agrees that it will
not enforce any of its rights of contribution or subrogation against the other Borrowers with respect to any liability incurred by it hereunder or under any of the other Loan Documents, any payments made by it to the Agent or the Lenders with respect to any of the Obligations or any Collateral until such time as all of the Obligations have been paid in full in cash. Any claim which any Borrower may have against any other Borrower with respect to any payments to the Agent or the Lenders hereunder or under any other Loan Documents are hereby expressly made subordinate and junior in right of payment, without limitation as to any increases in the Obligations arising hereunder or thereunder, to the prior payment in full in cash of the Obligations.

                                   ARTICLE V.
                               CONDITIONS TO LOANS

         SECTION 5.01 Conditions Precedent to Final Facility
Effectiveness. This Agreement shall become effective as of the Business Day (the "Final Facility Effective Date") when each of the following conditions precedent shall have been satisfied in a manner satisfactory to the Agent:

                           (a) Final Bankruptcy Order. The Final Bankruptcy
Court Order shall have been entered by the Bankruptcy Court and the Agent shall have received a court stamped copy of such order, and such order shall be in full force and effect and shall not have been reversed, stayed, modified or amended absent prior written consent of the Agent and the Borrowers.

                           (b) Payment of Fees, Etc. The Borrowers shall have
paid all fees, costs, expenses and taxes then payable pursuant to this Agreement, including, without limitation, Sections 2.11 and 10.04.

                           (c) Representations and Warranties; No Event of
Default. The following statements shall be true and correct: (i) the representations and warranties contained in Article VI and in each other Loan Document, certificate or other writing delivered to the Agent, or the Lenders pursuant hereto or thereto on or prior to the Final Facility Effective Date are true and correct on and as of the Final Facility Effective Date as though made on and as of such date and (ii) no Default or Event of Default shall have occurred and be continuing on the Final Facility Effective Date or would result from this Agreement or the other Loan Documents becoming effective in accordance with its or their respective terms.

                           (d) Legality. The making of the initial Loans shall
not contravene any law, rule or regulation applicable to the Agent or the Lenders.

                           (e) Delivery of Documents. The Agent shall have
received on or before the Final Facility Effective Date the following, each in form and substance satisfactory to the Agent and, unless indicated otherwise, dated the Final Facility Effective Date:

                                    (i) a certificate of an Authorized Officer
of each Loan Party, certifying as to the matters set forth in subsections (c) and (m) of this Section 5.01;

                                    (ii) a certificate of an Authorized Officer
of each Loan Party, certifying as to the charter and by-laws, limited liability company agreement, operating agreement, agreement of limited partnership or other organizational document of any Loan Party delivered to the Agent on the Final Facility Effective Date, and that each such organizational document remains in full force and effect on the Final Facility Effective Date;

                                    (iii) a copy of the joint resolutions of the
Loan Parties, certified as of the Final Facility Effective Date by an Authorized Officer of the Parent, authorizing (A) the borrowings hereunder and the transactions contemplated by the Loan Documents to which each Loan Party is or will be a party, and (B) the execution, delivery and performance by each Loan Party of each Loan Document to which such Loan Party is or will be a party and the execution and delivery of the other documents to be delivered by such Person in connection herewith and therewith; and

                                    (iv) opinions of counsel to the Loan
Parties, in form and substance reasonably satisfactory to the Agent.

                           (f) Material Adverse Effect. The Agent shall have
determined, in its sole judgment, that no change having a Material Adverse Effect shall have occurred since March 31, 2000.

                           (g) Valuation/Appraisal. The Agent shall have
received valuation/appraisals with respect to certain inventory collateral from such third party appraisal firm or firms as selected by the Agent, and such valuation/appraisal and the results thereof shall be acceptable to the Agent, in its sole and absolute discretion.

                           (h) Cash Management System. The cash management
system of the Parent and its Subsidiaries shall be satisfactory to the Agent.

                           (i) Budget. The Agent shall have received the Budget.

                           (j) Payment and Termination of Existing Financing
Agreement. The Agent shall have received evidence satisfactory to it that the Existing Financing Agreement has been terminated and paid in full and that the Liens granted in connection with the Existing Financing Agreement have been released.

                           (k) Security Documents. The Agent shall have received
from each applicable Loan Party such Guaranties, Security Agreements, Pledge Agreements, financing statements and other security documents (including any necessary consents to assignment of partnership interests) as the Agent may request, the Custodial Bi-Party Agreement and that certain additional letter regarding the data and the Custodial Agreement.

                           (l) After giving effect to the making of the Loans on
the Final Facility Effective Date, the Collateral Coverage Ratio, calculated using the February 28, 2001 financial information, shall be equal to or greater than the Required Collateral Coverage Ratio as in effect on the Final Facility Effective Date.

                           (m) Title/UCC Searches. The Agent shall have received
such title searches and UCC searches confirming that there are no Liens (other than the Liens that are being terminated pursuant to Section 5.01(k) and Permitted Liens, except those referred to in clauses (a) and (k) of the definition of such term) on the "first priority" Existing Financing Agreement Assets to the extent necessary to confirm that, as of the Final Facility Effective Date, the Collateral Coverage Ratio is equal to or greater than the Required Collateral Coverage Ratio, and such searches shall be acceptable to the Agent, in its sole and absolute discretion.

                           (n) The Agent shall have received evidence
satisfactory to it that the Borrowers have implemented enhancements to their inventory management systems that enable them to run automated reports of the type specified in clauses (2) and (3) of Section 7.01(a)(xv).

                           (o) Inventory Reports. The Agent shall have received,
in form and substance acceptable to the Agent in its sole discretion, (i) a Time Share Interest net zero report (including mapping tables for UDI, unit type and season in such format as mutually agreed between the Agent and the Administrative Borrower) as of the close of business on the day preceding the Final Facility Effective Date and (ii) hard copy reports detailing the hard and soft interval count, by unit type and season, for those Resorts not maintained on the inventory management system as of the close of business on the day preceding the Final Facility Effective Date.

                           (p) The Custodial Agreement shall be in full force
and effect.

         SECTION 5.02 Conditions Precedent to all Loans. The obligation of the Agent or any Lender to make any Loan is subject to the fulfillment, in a manner satisfactory to the Agent, of each of the following conditions precedent:

                           (a) Payment of Fees, Etc. The Borrowers shall have
paid all fees, costs, expenses and taxes then payable by the Borrowers to the Agent and the Lenders pursuant to this Agreement and the other Loan Documents, including, without limitation, Sections 2.11 and 10.04 hereof.

                           (b) Representations and Warranties; No Event of
Default. The following statements shall be true and correct, and the submission by the Administrative Borrower to the Agent of a Notice of Borrowing with respect to each such Loan, and the Borrowers' acceptance of the proceeds of such Loan shall each be deemed to be a representation and warranty by the Borrowers on the date of such Loan that: (i) the representations and warranties contained in Article VI and in each other Loan Document, certificate or other writing delivered to the Agent pursuant hereto or thereto on or prior to the date of such Loan are true and correct in all material respects on and as of such date as though made on and as of such date, (ii) at the time of and after giving effect to the making of such Loan and the application of proceeds thereof, no Default or Event of Default has occurred and is continuing or would result from the making of the Loan to be made on such date and (iii) the conditions set forth in this Section 5.02 have been satisfied as of the date of such request.

                           (c) Bankruptcy Court Order. On the date of such Loan,
the Final Bankruptcy Court Order shall have been signed by the Bankruptcy Court, and the Agent shall have received a court stamped copy of the same and such order shall be in full force and effect and shall not have been reversed, stayed, modified or amended absent the consent of the Agent and the Borrowers.

                           (d) Legality. The making of such Loan shall not
contravene any law, rule or regulation applicable to the Agent or the Lenders.

                           (e) Notices. The Agent shall have received a Notice
of Borrowing pursuant to Section 2.03 hereof.

                           (f) Delivery of Documents. The Agent shall have
received such other agreements, instruments, approvals, opinions and other documents, including Resort and other due diligence documents, each satisfactory to the Agent in form and substance, as the Agent may reasonably request.

                           (g) Proceedings; Receipt of Documents. All
proceedings in connection with the making of such Loan and the other transactions contemplated by this Agreement and the other Loan Documents, and all documents incidental hereto and thereto, shall be satisfactory to the Agent and its counsel, and the Agent and such counsel shall have received all such information and such counterpart originals or certified or other copies of such documents, in form and substance satisfactory to the Agent, as the Agent or such counsel may reasonably request.

                           (h) Revolving Loans. In the case of Revolving Loans,
all amounts previously deposited in the Blocked Account pursuant to Section 2.10(c)(i) have been withdrawn in accordance with the provisions of this Agreement and the applicable blocked account agreement.

         SECTION 5.03 Conditions Precedent to Tranche B Term Loans. In addition to the requirements of Section 5.01 and Section 5.02, the obligation of the Agent or any Lender to make any Tranche B Term Loan is also subject to the fulfillment, in a manner satisfactory to the Agent, of each of the following conditions precedent:

                           (a) Payment and Termination of the Finova Loans. The
Agent shall have received evidence satisfactory to it that the Finova Loans have been terminated and paid in an amount to be mutually agreed and that the Liens granted in connection with the Finova Loans have been released.

                           (b) After giving effect to the making of such Tranche
B Term Loans, the Collateral Coverage Ratio shall be equal to or greater than the Required Collateral Coverage Ratio as in effect on such date.

                           (c) The Agent shall have received evidence
satisfactory to it that all consents and approvals necessary in connection with the repayment of the Finova Loans have been obtained.

                           (d) The Agent, the Administrative Borrower and the
Creditors Committee shall have agreed on the amount and terms of the repayment of the Finova Loans and the fee payable to the Agent pursuant to Section 2.11(c).

                           (e) Title/UCC Searches. The Agent shall have received
such title searches and UCC searches confirming that there are no Liens (other than the Liens that are being terminated pursuant to Section 5.03(a) and Permitted Liens, except those referred to in clauses (j), (k), (l) and (m) of the definition of such term) on the Finova Assets and such searches shall be acceptable to the Agent, in its sole and absolute discretion.

         SECTION 5.04 Conditions Precedent to May Borrowings. In addition to the requirements of Section 5.01 and Section 5.02, the obligation of the Agent or any Lender to make any Loans on or after the May 2001 Remittance Date is also subject to the fulfillment, in a manner satisfactory to the Agent, of each of the following conditions precedent:

                           (a) Inventory Reports. The Agent shall have received
evidence satisfactory to it that the Borrowers have implemented, and that an independent third party acceptable to the Agent in its sole discretion has audited and verified (based upon procedures mutually agreed between the Agent and the Administrative Borrower), the net zero report, the monthly audit tracking report and the monthly mandatory prepayment report (demonstrating compliance with the requirements set forth in Section 2.09(b)(i)).

                           (b) Title/UCC Searches. The Agent shall have received
such other title searches and UCC searches confirming that there are no Liens (other than Permitted Liens) on the Collateral and such searches shall be acceptable to the Agent, in its sole and absolute discretion.

                           (c) Other Deliveries. The Agent shall have received
such documents required to be delivered pursuant to Section 5.01 which it has, in its sole and absolute discretion, permitted the Borrowers to deliver on the May 2001 Remittance Date, including, without limitation, amended schedules to certain Loan Documents and certain security documents (including any necessary consents to assignment of partnership interests).

         SECTION 5.05 Conditions Precedent to June Borrowings. In addition to the requirements of Section 5.01 and Section 5.02, the obligation of the Agent or any Lender to make any Loans on or after the June 2001 Remittance Date is also subject to the fulfillment, in a manner satisfactory to the Agent, of each of the following conditions precedent:

                           (a) Sunterra Pacific Projections. The Agent shall
have received financial projections for Sunterra Pacific, Inc. for the period through and including June 30, 2002, and such financial projections shall be acceptable to the Agent, in its sole and absolute discretion.

                           (b) Inventory Reports. The Agent shall have received
evidence satisfactory to it that the "soft inventory" has been reconciled (in terms of unit type and season) with the title searches and UCC searches provided pursuant to this Agreement.

                                  ARTICLE VI.
                         REPRESENTATIONS AND WARRANTIES

         SECTION 6.01 Representations and Warranties. Each Borrower hereby represents and warrants to the Agent and the Lenders as follows:

                           (a) Organization, Good Standing, Etc. Each Loan Party
(i) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the state or jurisdiction of its organization, (ii) subject to the entry of the Final Bankruptcy Court Order, has all requisite corporate, limited liability company or partnership, as the case may be, power and authority to conduct its business as now conducted and as presently contemplated and, in the case of the Borrowers, to make the borrowings hereunder, and to execute and deliver each Loan Document to which it is a party, and to consummate the transactions contemplated thereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except where the failure to be so qualified or in good standing is not reasonably likely to have a Material Adverse Effect.

                           (b) Authorization, Etc. The execution, delivery and
performance by each Loan Party of each Loan Document to which it is or will be a party, (i) upon entry of the Final Bankruptcy Court Order, have been duly authorized by all necessary action, (ii) do not and will not contravene its charter or by-laws, its limited liability company or operating agreement or its certificate of partnership or partnership agreement, as applicable, or any applicable law or any contractual restriction binding on or otherwise affecting it or any of its properties (other than conflicts, breaches and defaults the enforcement of which will be stayed by virtue of the filing of the Chapter 11 Cases), (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties.

                           (c) Governmental Approvals. Except for the entry of
the Final Bankruptcy Court Order and such filings as may be required under the Exchange Act, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by any Loan Party of any Loan Document to which it is or will be a party.

                           (d) Execution and Binding Effect. As of the entry of
the Final Bankruptcy Court Order, each of the Loan Documents required to be executed and delivered on or prior to the Final Facility Effective Date has been duly and validly executed and delivered by each of the Loan Parties which is a party thereto and constitute legal, valid and binding obligations of each of the Loan Parties which is a party thereto enforceable in accordance with the terms hereof or thereof. Each Loan Document that was not required to be executed and delivered by any Loan Party prior to the Final Facility Effective Date, when executed and delivered, will be validly executed and delivered by each Loan Party party thereto, and will constitute legal, valid and binding obligations of each such Loan Party, enforceable in accordance with the terms thereof.

                           (e) Subsidiaries. Schedule 6.01(e) is a complete and
correct description of the name, jurisdiction of incorporation and ownership of the outstanding Capital Stock of such Subsidiaries of the Parent in existence on the date hereof. All of the issued and outstanding shares of Capital Stock of such Subsidiaries have been validly issued and are fully paid and nonassessable, and the holders thereof are not entitled to any preemptive, first refusal or other similar rights. Except as indicated on such Schedule, all such Capital Stock is owned by the Parent or one or more of its wholly-owned Subsidiaries, free and clear of all Liens.

                           (f) Litigation. Except as set forth in Schedule
6.01(f), there is no pending or, to the knowledge of any Loan Party, threatened action, suit or proceeding affecting any Loan Party before any court or other Governmental Authority or any arbitrator that (i) is reasonably likely to have a Material Adverse Effect or (ii) as of the Final Facility Effective Date, relates to this Agreement, the Term Notes, the Revolving Credit Notes or any other Loan Document or any transaction contemplated hereby or thereby.

                           (g) Financial Condition.

                                    (i) The Financial Statements, copies of
which have been delivered to the Agent and the Lenders, fairly present the consolidated financial condition of the Parent and its Subsidiaries as at the respective dates thereof and the consolidated results of operations of the Parent and its Subsidiaries for the fiscal periods ended on such respective dates, all in accordance with GAAP, and since March 31, 2000 no event or development has occurred that has had or is reasonably likely to have a Material Adverse Effect.

                                    (ii) The Budget is believed by the Parent to
be reasonable, has been prepared on a reasonable basis and in good faith by the Parent, and is based on assumptions believed by the Parent to be reasonable at the time made and upon the best information then reasonably available to the Parent, and the Parent is not aware of any facts or information that would lead it to believe that such Budget is incorrect or misleading in any material respect.

                           (h) Compliance with Law, Etc. Except as set forth in
that certain separate writing delivered to the Agent prior to the Final Facility Effective Date, none of the Loan Parties is in violation of its organizational documents, any law, rule, regulation, judgment or order of any Governmental Authority applicable to it or any of its Property or assets which is reasonably likely to have a Material Adverse Effect, and no Default or Event of Default has occurred and is continuing. Without limiting the foregoing, none of the Loan Parties has taken or will knowingly take any action which would cause this Agreement or any other Loan Document to violate any applicable state or federal securities laws.

                           (i) ERISA. Except as set forth on Schedule 6.01(i),
(i) each Employee Plan is in substantial compliance with ERISA and the Code,
(ii) no Termination Event has occurred nor is reasonably expected to occur with respect to any Employee Plan, (iii) the most recent annual report (Form 5500 Series) with respect to each Employee Plan, including any required Schedule B (Actuarial Information) thereto, copies of which have been filed with the Internal Revenue Service and will promptly be delivered upon request to the Agent, is complete and correct and fairly presents the funding status of such Employee Plan, and since the date of such report there has been no material adverse change in such funding status, (iv) no Employee Plan had an accumulated or waived funding deficiency or permitted decreases which would create a deficiency in its funding standard account or has applied for an extension of any amortization period within the meaning of Section 412 of the Code at any time during the previous 60 months, and (v) no Lien imposed under the Code or ERISA exists or is likely to arise on account of any Employee Plan within the meaning of Section 412 of the Code at any time during the previous 60 months. Neither the Loan Party nor any ERISA Affiliate thereof is or was during the preceding six years obligated to contribute to any Multiemployer Plan and neither the Loan Party nor any ERISA Affiliate thereof has assumed any obligation of any predecessor with respect to any Multiemployer Plan. Except as required by Section 4980B of the Code, none of the Loan Parties or any of their ERISA Affiliates maintains an employee welfare benefit plan (as defined in Section 3(1) of ERISA) which provides health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employee of any Loan Party or any of its ERISA Affiliates or coverage after a participant's termination of employment. None of the Loan Parties or any of their ERISA Affiliates has incurred any material liability or obligation under the Worker Adjustment and Retraining Notification Act ("WARN") or similar state law, which remains unpaid or unsatisfied.

                           (j) Taxes, Etc. All Federal, state and material local
tax returns and other reports required by applicable law to be filed by any Loan Party have been filed, or extensions have been obtained, and all taxes, assessments and other governmental charges imposed upon any Loan Party or any Property of any Loan Party and which have become due and payable on or prior to the date hereof have been paid, except as set forth on Schedule 6.01(j) and except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof.

                           (k) Compliance with Regulation U. None of the Loan
Parties is nor will be engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation T, U or X), and no proceeds of any Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

                           (l) Type of Business. None of the Loan Parties is
engaged in any business other than acquiring, marketing, sales, development, management, rental and operation of time share resorts and other time share activities, providing financing for the purchase of time share Units or other interests in its time share Resorts and other leisure activities (exclusive of gaming) and activities directly related to the foregoing.

                           (m) Adverse Agreements, Etc. None of the Loan Parties
is subject to any charter, limited liability company agreement, partnership agreement or other corporate, partnership or limited liability company restriction or any judgment, order, regulation, ruling or other requirement of a court or other Governmental Authority (other than regulations or other similar requirements relating to acquiring, marketing, sales, development, management, rental and operation of time share resorts and other time share activities, providing financing for the purchase of time share units or other interests in its time share resorts and other leisure activities (exclusive of gaming) and activities directly related to the foregoing), which is reasonably likely to have a Material Adverse Effect.

                           (n) Permits, Etc. Except as set forth in that certain
separate writing delivered to the Agent prior to the Final Facility Effective Date, each Loan Party has, and is in compliance with, all permits, licenses, authorizations, approvals, entitlements and accreditations required for such Person lawfully to own, lease, manage or operate, or to acquire, each business currently owned, leased, managed or operated, or to be acquired, by such Person except for the failure to obtain and maintain compliance with permits, licenses, authorizations, approvals, entitlements and accreditations which is not reasonably likely to have a Material Adverse Effect. No condition exists or event has occurred which, in itself or with the giving of notice or lapse of time or both, would result in the suspension, revocation, impairment, forfeiture or non-renewal of any such permit, license, authorization, approval, entitlement or accreditation, and there is no claim that any thereof is not in full force and effect, except for the occurrence of such conditions or events which is not reasonably likely to have a Material Adverse Effect.

                           (o) Title to Properties.

                                    (i) Each Loan Party has good and
indefeasible title to, or valid leasehold interests in, all Property and assets material to its business, free and clear of all Liens except Permitted Liens. All properties are in good working order and condition, ordinary wear and tear excepted and in compliance with all laws, rules, regulations, judgments or orders of any Governmental Authority, except for such noncompliance which is not reasonably likely to have a Material Adverse Effect.

                                    (ii) Schedule 6.01(o) sets forth a complete
and accurate list as of the Final Facility Effective Date of all Resorts and real property owned by each Loan Party.

                           (p) Full Disclosure. Each Loan Party has disclosed to
the Agent all agreements, instruments and corporate or other restrictions to which it is subject, and all other matters known to it, that, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect. None of the other reports, financial statements, certificates or other information furnished by or on behalf of any Loan Party to the Agent in connection with the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which it was made, not misleading; provided that, with respect to projected financial information, each Loan Party represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

                           (q) Environmental Matters. Except as set forth on
Schedule 6.01(q), (i) the operations of each Loan Party are in compliance in all material respects with Environmental Laws; (ii) there has been no Release at any of the properties owned or operated by any Loan Party or a predecessor in interest, or at any disposal or treatment facility which received Hazardous Materials generated by any Loan Party or any predecessor in interest which could have a Material Adverse Effect; (iii) no Environmental Action has been asserted against any Loan Party or any predecessor in interest nor does any Loan Party have knowledge or notice of any threatened or pending Environmental Action against any Loan Party or any predecessor in interest which could have a Material Adverse Effect; and (iv) no Environmental Actions have been asserted against any facilities that may have received Hazardous Materials generated by any Loan Party or any predecessor in interest which could have a Material Adverse Effect.

                           (r) Insurance. Each Loan Party keeps or causes other
Persons to keep its Property adequately insured and maintains or causes other Persons to maintain (i) insurance to such extent and against such risks, including fire, as is customary with companies in the same or similar businesses, (ii) workers' compensation insurance in the amount required by applicable law, (iii) public liability insurance in amounts customary with companies in the same or similar business against claims for personal injury or death on properties owned, occupied or controlled by it, and (iv) such other insurance as may be required by law or as may be reasonably required by the Agent (including, without limitation, against larceny, embezzlement or other criminal misappropriation). Schedule 6.01(r) sets forth a list of all insurance maintained by each Loan Party on the Final Facility Effective Date.

                           (s) Use of Proceeds. The proceeds of the Loans shall
be used (i) in the case of the Tranche A Term Loans, for repayment of the Existing Financing Agreement, (ii) in the case of the Tranche B Term Loans, for repayment of the Finova Loans and, upon certain conditions and as agreed by the parties from time to time, certain other obligations, and (iii) in the case of the Revolving Loans, for working capital and other general corporate purposes (including, without limitation, payments of fees and expenses to professionals under Sections 330 and 331 of the Bankruptcy Code and administrative expenses of the kind specified in Section 503(b) of the Bankruptcy Code incurred in the ordinary course of business of the Borrowers, subject to the priorities set forth in the definition of "Agreed Administrative Expense Priorities" herein, payment of certain pre-petition obligations to the extent permitted to be paid by Section 7.02(j) hereof) and for any other use not prohibited by the terms of this Agreement, to the extent approved (if such approval is required) by the Bankruptcy Court.

                           (t) Solvency. After giving effect to the transactions
contemplated by this Agreement and before and after giving effect to each Loan, each Guarantor is Solvent.

                           (u) Location of Bank Accounts. Schedule 6.01(u) sets
forth a complete and accurate list as of the Final Facility Effective Date of all deposit, checking and other bank accounts, all securities and other accounts maintained with any broker dealer and all other similar accounts maintained by each Loan Party, together with a description thereof (i.e., the bank or broker dealer at which such deposit or other account is maintained and the account number and the purpose thereof).

                           (v) Intellectual Property. Each Loan Party owns or
licenses or otherwise has the right to use all licenses, permits, trademarks, trademark applications, patents, patent applications, service marks, tradenames, copyrights, copyright applications, franchises, authorizations and other intellectual property rights that are necessary for the operations of its businesses, without infringement upon or conflict with the rights of any other Person with respect thereto, except for such infringements and conflicts which, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect.

                           (w) Holding Company and Investment Company Acts. None
of the Loan Parties is (i) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, or (ii) an "investment company" or an "affiliated person" or "promoter" of, or "principal underwriter" of or for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended.

                           (x) Place of Business; Chief Executive Office.
Schedule 6.01(x) sets forth a complete and accurate list as of the date hereof of (i) each place of business of each Loan Party and (ii) the chief executive office of each Loan Party.

                           (y) Administrative Priority; Lien Priority.

                                    (i) As of the Final Facility Effective Date,
the Obligations of the Borrowers will constitute allowed administrative expenses in the Chapter 11 Case having priority in payment over all other administrative expenses and unsecured claims against the Borrowers now existing or hereafter arising, of any kind or nature whatsoever, including without limitation all administrative expenses of the kind specified in Sections 503(b) and 507(b) of the Bankruptcy Code, subject, as to priority, only to Carve-Out Expenses having priority over the Obligations to the extent set forth in the Agreed Administrative Expense Priorities, but excluding any causes of action arising under Sections 542, 544, 545, 547, 548, 550, 551, 553(b) or 724(a) of the
Bankruptcy Code.

                                    (ii) The Lien and security interest of the
Agent on the Collateral shall be a valid and perfected first priority Lien subject only to Permitted Liens (to the extent that such Permitted Liens are accorded priority as a matter of law or pursuant to agreement).

(iii) The Final Bankruptcy Court Order is in full force and effect, and has not been reversed, stayed, modified or amended absent the consent of the Agent and the Borrowers.

                           (z) Existing Financing Agreement Assets. Schedule
6.01(z) hereto contains a true, correct and complete description, as of the Final Facility Effective Date, of all Existing Financing Agreement Assets.

                           (aa) Finova Assets. Schedule 6.01(aa) hereto contains
a true, correct and complete list, as of the Final Facility Effective Date, of all Finova Assets.

                           (bb) Time Share Interests. The sale, offering for
sale, and financing of Time Share Interests in the Resorts (i) do not constitute the sale, or the offering of sale, of securities subject to registration requirements of the Securities Act, or any state or foreign securities law, (ii) except to the extent that any such violation(s), either individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect, do not violate any timesharing or other law of any state or foreign country in which sales or solicitation of Time Share Interests occur, and (iii) except to the extent that any such violation(s), either individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect, do not violate any consumer credit or usury laws of any state or foreign country in which sales or solicitation of Time Share Interests occur. Except to the extent that any such failure(s), either individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect, the Loan Parties have not failed to make or cause to be made any registrations or declarations with any Governmental Authority necessary to the ownership of the Resorts or to the conduct of their business, including, without limitation, the operation of the Resorts and the sale, or offering for sale, of Time Share Interests therein. Except to the extent that any such noncompliance(s), either individually or in the aggregate, is not reasonably likely to have a Material Adverse Effect, the Loan Parties have, to the extent required by their activities and businesses, complied with (i) all of the applicable provisions of (A) the Consumer Credit Protection Act, as amended, (B) the Federal Trade Commission Act, as amended,
(C) the Interstate Land Sales Full Disclosure Act, as amended, (D) Truth-in-Lending Act and Regulation Z, as amended, (E) Equal Credit Opportunity Act and Regulation B, as amended, (F) Telemarketing and Consumer Fraud and Abuse Prevention Act, as amended, (G) any applicable condominium and timeshare statutes, rules and regulations, including but not limited to those governing the administration and operations of the condominium or timeshare association and those requiring registrations of Time Share Interests in the Resorts as a prerequisite to marketing and sales thereof, (H) any other laws of any Governmental Authority otherwise applicable, and (I) all rules and regulations promulgated under any of the foregoing. The Time Share Interests in the Resorts (other than Sunterra Pacific, AKGI St. Maarten, N.V., Inc. and Sunterra St. Croix) constitute undivided interests in real property under the laws of the jurisdictions in which the applicable time share Units are located. The copies of the Purchase Documents which have been delivered to the Agent by the Borrowers are true and complete copies of the principal forms, as of the Final Facility Effective Date, which have been or are being used by the Borrowers in connection with the Resorts and the sale or offering for sale of Time Share Interests therein.

                           (cc) Time Share Interest Exchange Network. Borrowers
and their Subsidiaries are members and participants pursuant to validly executed and enforceable written agreements in Resort Condominium International and/or Interval International, as applicable. Borrowers and their Subsidiaries have paid all fees and other amounts due and owing under such agreements and are not otherwise in default in any respect thereunder, except to the extent that is not reasonably likely to have a Material Adverse Effect.

                           (dd) Common Areas. To the extent that Borrowers are
obligated to construct common areas and amenities, the common areas and amenities appurtenant to sold Time Share Interests, and the streets and other off-site improvements contained within the projects, have been completed or a bond insuring the completion thereof has been obtained, except to the extent that such failure to complete or post a bond is not reasonable likely to have a Material Adverse Effect, and such interests in such common areas are free and clear of all Liens except Permitted Liens.

                           (ee) Sunterra Securitizations. All of the Sunterra
Securitization transactions were consummated prior to the Filing Date, and none of the Loan Parties' assets have been transferred into any Sunterra Securitization on or after the Filing Date.

                           (ff) Schedules. All of the information which is
required to be scheduled to this Agreement is set forth on the Schedules attached hereto, is correct and accurate in all material respects and does not omit to state any information material thereto.

                           (gg) Homeowners' Association, Maintenance Fees and
Developer Subsidies. As of March 31, 2001, all homeowners' association, maintenance fees and/or developer subsidies, as applicable, required to be paid by any Loan Party and which are past due have been paid, except to the extent that such past due fees do not exceed $440,000 in the aggregate.

                                  ARTICLE VII.
                            COVENANTS OF THE BORROWER

         SECTION 7.01 Affirmative Covenants. So long as any principal of or interest on any Loan or any other Obligation (whether or not due) shall remain unpaid or any Lender shall have any Revolving Credit Commitment or Term Loan Commitment hereunder, the Borrowers will, unless the Required Lenders shall otherwise consent in writing:

                           (a) Reporting Requirements. Furnish to the Agent and
each Lender:

                                    (i) beginning with the fiscal quarter ending
March 31, 2002, as soon as available and in any event within 60 days after the end of each fiscal quarter of the Parent, consolidated and consolidating balance sheets, consolidated and consolidating statements of operations and retained earnings and consolidated statements of cash flows of the Parent and its Subsidiaries (except that consolidating statements shall relate to resort locations) as at the end of such quarter, and for the period commencing at the end of the immediately preceding Fiscal Year and ending with the end of such quarter, setting forth in each case in comparative form the figures for the corresponding date or period of the immediately preceding Fiscal Year, all in reasonable detail and certified by an Authorized Officer as fairly presenting, in all material respects, the financial position of the Parent and its Subsidiaries as of the end of such quarter and the results of operations and cash flows of the Parent and its Subsidiaries for such quarter, in accordance with GAAP applied in a manner consistent with that of the most recent audited financial statements of the Parent and its Subsidiaries furnished to the Lenders, subject to normal year-end adjustments;

                                    (ii) as soon as available, and, for Fiscal
Year 2001 and thereafter, in any event within 120 days after the end of each Fiscal Year, consolidated and consolidating balance sheets, consolidated and consolidating statements of operations and retained earnings and consolidated statements of cash flows of the Parent and its Subsidiaries (except that consolidating statements shall relate to resort locations) as at the end of such Fiscal Year, setting forth in comparative form the corresponding figures for the immediately preceding Fiscal Year, all in reasonable detail and prepared in accordance with GAAP, and accompanied by a report and an opinion without any qualifications (other than a "going concern" qualification), prepared in accordance with generally accepted auditing standards, of Deloitte & Touche LLP or other independent certified public accountants of recognized standing selected by the Parent and satisfactory to the Agent (which opinion shall be without any qualification or exception as to the scope of such audit, except for limitations arising with respect to financial statements for prior periods that were not audited by Deloitte & Touche LLP, together with a written statement of such accountants (1) to the effect that, in making the examination necessary for their certification of such financial statements, they have not obtained any knowledge of the existence of an Event of Default or a Default and (2) if such accountants shall have obtained any knowledge of the existence of an Event of Default or such Default, describing the nature thereof);

                                    (iii) as soon as available, and in any event
within 30 days of the end of each fiscal month of the Parent and its Subsidiaries, internally prepared consolidated and consolidating balance sheets, consolidated and consolidating statements of operations and consolidated statements of cash flows for such fiscal month of the Parent and its Subsidiaries (except that consolidating statements shall relate to resort locations) for such fiscal month and for the period from the beginning of such Fiscal Year to the end of such fiscal month, all in reasonable detail and certified by an Authorized Officer as fairly presenting, in all material respects, the financial position of the Parent and its Subsidiaries as of the end of such fiscal month and the results of operations and cash flows of the Parent and its Subsidiaries for such fiscal month, in accordance with GAAP applied in a manner consistent with that of the most recent audited financial statements furnished to the Lenders, subject to normal year-end adjustments;

                                    (iv) simultaneously with the delivery of the
financial statements of the Parent required by clauses (i), (ii) and (iii) of this Section 7.01(a), a certificate of an Authorized Officer (A) stating that such Authorized Officer has reviewed the provisions of this Agreement and the other Loan Documents and has made or caused to be made under his or her supervision a review of the condition and operations of the Parent and its Subsidiaries during the period covered by such financial statements with a view to determining whether the Parent and its Subsidiaries were in compliance with all of the provisions of such Loan Documents at the times such compliance is required by the Loan Documents, and that such review has not disclosed, and such Authorized Officer has no knowledge of, the existence during such period of an Event of Default or Default or, if an Event of Default or Default existed, describing the nature and period of existence thereof and the action which the Parent and its Subsidiaries propose to take or have taken with respect thereto and (B) attaching a schedule showing the calculations specified in Section 7.02;

                                    (v) promptly after filing thereof, copies of
all pleadings, motions, applications, financial information and other papers and documents filed by the

Borrowers in the Chapter 11 Cases, which such papers and documents shall also be given or served on the Agent's counsel;

                                    (vi) promptly after the sending thereof,
copies of all material written reports and all term sheets for a plan of reorganization given by the Borrowers to the Creditors Committee or any other official or unofficial creditors' committee in the Chapter 11 Cases, provided that the Borrowers may redact confidential information contained in any such report if it provides a summary of the nature of the information redacted to the Agent;

                                    (vii) promptly after submission to any
Governmental Authority, all documents and written information furnished to such Governmental Authority in connection with any investigation of any Loan Party other than those relating to routine inquiries by such Governmental Authority;

                                    (viii) as soon as possible, and in any event
within three (3) Business Days after the occurrence of an Event of Default or Default or the occurrence of any event or development that is reasonably likely to have a Material Adverse Effect, the written statement of an Authorized Officer setting forth the details of such Event of Default, Default, other event or Material Adverse Effect and the action which the Parent and its Subsidiaries propose to take with respect thereto;

                                    (ix) (A) as soon as possible and in any
event (1) within ten (10) days after any Loan Party or any ERISA Affiliate thereof knows or has reason to know that any Termination Event described in clause (i) of the definition of Termination Event with respect to any Employee Plan has occurred, (2) within 10 days after any Borrower or any ERISA Affiliate thereof knows or has reason to know that any other Termination Event with respect to any Employee Plan has occurred, or (3) within 10 days after any Loan Party or any ERISA Affiliate thereof knows or has reason to know that an accumulated funding deficiency has been incurred or an application has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including installment payments) or an extension of any amortization period under Section 412 of the Code with respect to an Employee Plan, a statement of an Authorized Officer setting forth the details of such occurrence and the action, if any, which such Loan Party or such ERISA Affiliate proposes to take with respect thereto, (B) promptly and in any event within three days after receipt thereof by any Loan Party or any ERISA Affiliate thereof from the PBGC, copies of each notice received by any Loan Party or any ERISA Affiliate thereof of the PBGC's intention to terminate any Plan or to have a trustee appointed to administer any Plan, (C) promptly and in any event within 10 days after the filing thereof with the Internal Revenue Service if requested by the Agent, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) with respect to each Employee Plan and Multiemployer Plan, (D) promptly and in any event within 10 days after any Loan Party or any ERISA Affiliate thereof knows or has reason to know that a required installment within the meaning of Section 412 of the Code has not been made when due with respect to an Employee

Plan, and (E) promptly and in any event within 10 days after any Loan Party or any ERISA Affiliate thereof send notice of a plant closing or mass layoff (as defined in WARN) to employees, copies of each such notice sent by such Loan Party or such ERISA Affiliate thereof;

                                    (x) promptly after the commencement thereof
but in any event not later than five (5) days after service of process with respect thereto on, or the obtaining of knowledge thereof by, any Loan Party, notice of each action, suit or proceeding before any court or other Governmental Authority or other regulatory body or any arbitrator which is reasonably likely to have a Material Adverse Effect;

                                    (xi) promptly after the sending or filing
thereof, copies of all statements, reports and other information (other than matters solely of an administrative nature) any Loan Party sends to any holders (other than a Loan Party) of its Indebtedness or its securities or files with the SEC or any national (domestic or foreign) securities exchange;

                                    (xii) promptly upon receipt thereof, copies
of all financial reports (including, without limitation, management letters), if any, submitted to any Loan Party by its auditors in connection with any annual or interim audit of the books thereof;

                                    (xiii) within ten (10) Business Days after
receipt of a written request from the Agent to do so, deliver current price lists for Time Share Interests to the Agent from time to time;

                                    (xiv) promptly upon request by the Agent, a
list (including addresses and other contact information) of all title insurance companies that typically insure the interest of the purchasers of time share inventory sold by the Borrowers;

                                    (xv) promptly upon request, provide such
other information pertaining to the Collateral, including but not limited to the following: (1) month-end remittance reports in both paper and electronic form relating to the mortgage receivables; (2) month-end inventory reports listing hard and soft inventory count by resort, by unit type and by season; (3) month-end audit tracking reports detailing all monthly changes to hard and soft inventory and the reason for such change; and (4) financial information pertaining to the Hawaiian Partnerships; and

                                    (xvi) promptly upon request, such other
information concerning the condition or operations, financial or otherwise, of any Loan Party as the Agent may from time to time reasonably request.

                           (b) Additional Guaranties and Collateral Security.
Cause:

                                    (i) on the Final Facility Effective Date,
each Non-Debtor Subsidiary of any Loan Party existing on the Final Facility Effective Date, other than (x)

Subsidiaries of the Parent not organized under the laws of the United States or any state thereof and (y) Subsidiaries that do not own assets with a book value in excess of $100,000 for any such individual Subsidiary, to execute and deliver to the Agent (A) a Guaranty guaranteeing the Obligations which is limited to 95% of the net worth of such Guarantor or is otherwise acceptable to the Agent in its sole discretion, (B) a Security Agreement and (C) if such Subsidiary has any Subsidiaries, a Pledge Agreement together with (1) certificates evidencing all of the Capital Stock of any Person owned by such Subsidiary, (2) undated stock powers executed in blank with signature guaranteed, and (3) such opinion of counsel and such approving certificate of such Subsidiary as the Agent may reasonably request in respect of complying with any legend on any such certificate or any other matter relating to such shares;

                                    (ii) promptly upon any Loan Party acquiring
any Non-Debtor Subsidiary, each Non-Debtor Subsidiary of any Loan Party not existing on the Final Facility Effective Date, other than (x) Subsidiaries of the Parent not organized under the laws of the United States or any state thereof and (y) Subsidiaries that do not own assets with a book value in excess of $100,000 for any such individual Subsidiary, to execute and deliver to the Agent promptly and in any event within three (3) Business Days after the formation, acquisition or change in status thereof (A) a Guaranty guaranteeing the Obligations which is limited to 95% of the net worth of such Guarantor or is otherwise acceptable to the Agent in its sole discretion, (B) a Security Agreement and (C) if such Subsidiary has any Subsidiaries, a Pledge Agreement together with (1) certificates evidencing all of the Capital Stock of any Person owned by such Subsidiary, (2) undated stock powers executed in blank with signature guaranteed, and (3) such opinion of counsel and such approving certificate of such Subsidiary as the Agent may reasonably request in respect of complying with any legend on any such certificate or any other matter relating to such shares;

provided, that, the Agent may at any time require from any Subsidiary which becomes a Guarantor pursuant to clause (i) or (ii) above, and the Agent shall require within 60 days after the Final Facility Effective Date with respect to the Loan Parties and the Property set forth on Schedule 7.01(b)(ii), some or all of the following: (A) one or more Mortgages creating on the real property of such Subsidiary a perfected, highest available priority Lien on such real property, subject only to Permitted Liens, a Title Insurance Policy covering such real property, a 1999 ALTA/ACSM Minimum Detail Requirements for Urban Land Title Surveys, including Table A Items 1, 2, 3, 4, 5, 6, 7 and 8 and such other standards as the Agent or title company require as a condition to the removal of any survey exceptions found on the Title Insurance Policies, certified to the Agent and the title company, survey thereof (except with respect to Time Share Interests) and a surveyor's certificate reasonably satisfactory to the Agent, each in form and substance satisfactory to the Agent, together with such other agreements, instruments and documents as the Agent may reasonably require, and
(B) such other agreements, instruments, approvals, legal opinions or other documents reasonably requested by the Agent in order to create, perfect, establish the highest available priority of or otherwise protect any Lien purported to be covered by any such Security Agreement, Pledge Agreement or Mortgage

(subject only to any Permitted Liens) or otherwise to effect the intent that such Subsidiary shall become bound by all of the terms, covenants and agreements contained in the Loan Documents and that all Property and assets of such Subsidiary shall become Collateral for the Obligations; and

                                    (iii) within 10 days after the Final
Facility Effective Date, the Agent shall have received evidence satisfactory to it that the Borrowers have used their commercially reasonable efforts to file the Final Bankruptcy Order or other appropriate notice in each applicable county recorder's office for the properties set forth on Schedule 7.01(b)(iii).

                           (c) Compliance with Laws, Etc. Except for such
noncompliance which is not reasonably likely to have a Material Adverse Effect, comply, and cause each of their Subsidiaries to comply with all applicable laws, rules, regulations, judgments and orders (including, without limitation, all Environmental Laws), such compliance to include, without limitation, (i) paying before the same become delinquent all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any of its properties, and (ii) paying all lawful claims the enforcement of which is not stayed by the filing of the Chapter 11 Cases before the same become a Lien or charge upon any of its properties, except in any such case to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof.

                           (d) Preservation of Existence, Etc. Except to the
extent permitted by Section 7.02(d)(i) or Section 7.02(d)(ii) hereof or except as disclosed in writing to the Agent prior to the Final Facility Effective Date, maintain and preserve, and cause each of their Subsidiaries to maintain and preserve, their existence, rights and privileges, and become or remain duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by them or in which the transaction of their business makes such qualification necessary, except where failure to be so qualified or in good standing would not be reasonably likely to have a Material Adverse Effect.

                           (e) Keeping of Records and Books of Account. Keep
adequate records and books of account, with complete entries made in accordance with GAAP.

                           (f) Inspection Rights. Permit, and cause each of
their Subsidiaries to permit, the Agent or representatives thereof at any time and from time to time during normal business hours and, unless a Default or Event of Default has occurred and is continuing, upon reasonable notice, at the expense of the Borrowers, to examine and make copies of and abstracts from their records and books of account, to visit and inspect their properties, to verify materials, leases, notes receivable, deposit accounts and other assets of the Loan Parties and their Subsidiaries, to conduct, on a reasonable basis and, unless a Default or Event of Default has occurred and is continuing, in consultation with the Administrative Borrower, audits, physical counts, valuations, appraisals (other than those provided for in Section 7.01(g)), environmental assessments or examinations and to discuss their affairs, finances and accounts with any of the directors, officers, managerial employees, independent accountants or other representatives thereof. The Loan Parties agree to make available to the Agent reasonable on-site workspace for the foregoing purposes. The Borrowers agree to pay the reasonable cost of such audit, appraisal, assessment or examination.

                           (g) Appraisal Rights. Permit, and cause each of their
Subsidiaries to permit, the Agent or representatives thereof at any time and from time to time on a reasonable basis, at the expense of the Lenders (unless
(x) a Default or Event of Default has occurred and is continuing or (y) the Collateral Coverage Ratio calculated with the results of such collateral valuation is equal to or less than Required Collateral Coverage Ratio, in which case at the expense of the Borrowers), to engage an independent third party appraisal firm to perform a collateral valuation of unsold inventory at any Resort of the Borrowers for the purpose of updating the "Cost Factor" (as set forth in Exhibit E hereto) for use in the calculation of Inventory Collateral Value.

                           (h) Maintenance of Properties, Etc. Except as
otherwise provided in Section 2.09 and Section 2.10 of this Agreement, repair, replace, maintain and preserve, and cause each of their Subsidiaries to repair, replace, maintain and preserve, all of their properties (whether owned or held under lease) which are necessary or useful in the proper conduct of their business in good working order and condition, ordinary wear and tear excepted, and comply, and cause each of their Subsidiaries to comply, at all times with the provisions of all leases to which each of them is a party as lessee or under which each of them occupies Property so as to prevent any loss or forfeiture thereof or thereunder, in each case, other than sales of Property or rejection of leases approved by the Bankruptcy Court and otherwise permitted by the terms of this Agreement.

                           (i) Maintenance of Insurance. Maintain, and cause
each of their Subsidiaries to maintain, or other Persons shall maintain for the Parent and its Subsidiaries, insurance with responsible and reputable insurance companies or associations (including, without limitation, comprehensive general liability, hazard, rent and business interruption insurance) with respect to their properties (including all real properties leased or owned by them) and business, in such amounts and covering such risks as is required by any Governmental Authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated and in any event in amount, adequacy and scope reasonably satisfactory to the Agent. To the extent such policies name a Loan Party or its Subsidiaries as a named insured, all policies covering the Collateral are to be made payable to the Agent for the benefit of the Lenders, as its interests may appear, in case of loss, under a standard non-contributory "lender" or "secured party" clause and are to contain such other provisions as the Agent may require to fully protect the Lenders' interest in the Collateral and to any payments to be made under such policies. All certificates of insurance are to be delivered to the Agent and the policies are to be premium prepaid, with the loss payable and additional insured endorsement in favor of Agent and such other Persons as the Agent may designate from time to time as their respective interests may appear, and shall provide for not less than 30 days' prior written notice to the Agent of the exercise of any right of cancellation. If the Loan Parties or any of their Subsidiaries fail to maintain such insurance, the Agent may arrange for such insurance, but at the Borrowers' expense and without any responsibility on the Agent's part for obtaining the insurance, the solvency of the insurance companies, the adequacy of the coverage, or the collection of claims. Upon the occurrence and during the continuance of an Event of Default, the Agent shall have the sole right, in the name of the Lenders, the Loan Parties and their Subsidiaries, to file claims under any insurance policies, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies, subject to the rights of third parties that have been granted a Permitted Lien that is prior to the Lien in favor of the Agent.

                           (j) Obtaining of Permits, Etc. Obtain, maintain and
preserve, and cause each of their Subsidiaries to obtain, maintain and preserve, all permits, licenses, authorizations, approvals, entitlements and accreditations which are necessary or useful in the proper conduct of its business, except where the failure to obtain, maintain or preserve such permits, licenses, authorizations, approvals entitlements and accreditations is not reasonably likely to have a Material Adverse Effect.

                           (k) Environmental. Except as provided in Schedule
6.01(q), (i) keep any Property either owned or operated by them or any of their Subsidiaries free of any Environmental Liens; (ii) comply, and cause their Subsidiaries to comply, in all material respects with Environmental Laws and provide to the Agent documentation of such compliance which the Agent reasonably requests; (iii) as soon as practicable notify the Agent of any Release of a Hazardous Material in excess of any reportable quantity from or onto Property owned or operated by the Loan Parties or any of their Subsidiaries and take any Remedial Actions required by Environmental Law to abate said Release; (iv) promptly provide the Agent with written notice within 10 days of the receipt of any of the following: (A) notice that an Environmental Lien has been filed against any Property of any Loan Party or any of its Subsidiaries; (B) commencement of any Environmental Action or notice that an Environmental Action will be filed against any Loan Party or any of its Subsidiaries; and (C) notice of a violation, citation or other administrative order which could have a Material Adverse Effect and (v) defend, indemnify and hold harmless the Agent and the Lenders and their transferees, and their respective employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs or expenses (including, without limitation, reasonable attorney and consultant fees, investigation and laboratory fees, court costs and litigation expenses) arising out of (A) the presence, disposal, release or threatened release of any Hazardous Materials on any Property at any time owned or occupied by any Loan Party or any of its Subsidiaries (or its respective predecessors in interest or title), (B) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Materials, (C) any investigation, lawsuit brought or threatened, settlement reached or government order relating to such Hazardous Materials and/or (D) any violation of any Environmental Law.

                           (l) Further Assurances. Take such action and execute,
acknowledge and deliver, and cause each of their Subsidiaries to take such action and execute, acknowledge and deliver, at their sole cost and expense, such agreements, instruments or other documents as the Agent may reasonably require from time to time in order (i) to carry out more effectively the purposes of this Agreement and the other Loan Documents, (ii) to subject to valid and perfected highest available priority Liens (subject to Permitted Liens), to the extent required by this Agreement and the other Loan Documents, any of the Collateral or any other Property of the Guarantors and their Subsidiaries, (iii) to establish and maintain the validity and effectiveness of any of the Loan Documents and the validity, perfection and priority of the Liens intended to be created thereby (subject to Permitted Liens), and (iv) to better assure, convey, grant, assign, transfer and confirm unto the Agent the rights now or hereafter intended to be granted to the Agent and the Lenders under this Agreement or any other Loan Document. The assurances contemplated by this
Section 7.01(l) shall be given under applicable nonbankruptcy law (to the extent not inconsistent with the Bankruptcy Code and orders of the Bankruptcy Court) as well as the Bankruptcy Code, it being the intention of the parties that the Agent may request assurances under applicable nonbankruptcy law, and such request shall be complied with (if otherwise made in good faith by the Agent and to the extent permitted by law) whether or not the Final Bankruptcy Court Order is in force and whether or not dismissal of the Chapter 11 Cases or any other action by the Bankruptcy Court is imminent, likely or threatened.

                           (m) Change in Collateral; Collateral Records. (i)
Give the Agent not less than 30 days' prior written notice of any change in the location of any Collateral owned by a Guarantor, other than to locations existing on the Filing Date and with respect to which the Agent has filed financing statements and otherwise fully perfected its Liens thereon (subject to Permitted Liens), and (ii) advise the Agent promptly, in sufficient detail, of any material adverse change relating to the type, quantity or quality of the Collateral or the Lien granted thereon.

                           (n) Note Receivable Information. Maintain, and cause
each of their Subsidiaries to maintain, or other Persons shall maintain for Parent and its Subsidiaries, files that are accurate and complete in all material respects relating to the notes receivable with respect to the Resorts and other Collateral, and such files will contain copies of each note receivable, copies of all relevant credit memoranda relating to such notes receivable and all collection information and material correspondence related thereto.

                           (o) Management of Cash and Mortgage Notes. The
Borrowers shall (i) establish and maintain a cash management system in which cash proceeds from the sale of time share inventory and mortgage notes receivable subject to a Permitted Lien are not commingled with cash proceeds from the sale of time share inventory and mortgage notes receivable subject to the first priority Lien in favor of the Agent and
(ii) cause all custodians having possession of the Borrowers' mortgage notes receivable and related documents and instruments subject to a Permitted Lien to be segregated and not commingled with mortgage notes receivable and related documents and instruments subject to the first priority Lien in favor of the Agent and cause such custodians to comply with clause (i) above.

                           (p) Budget. Use its best efforts to act in accordance
with the Budget.

                           (q) Management Availability. Cause its Senior
Management and Advisors, and use best efforts to cause each of their Subsidiaries to cause such Subsidiary's Senior Management and Advisors, to be available to the Agent or representatives thereof on a monthly basis at times and locations to be agreed upon and to provide the Agent or representatives thereof with an update with respect to current operations and information regarding the previous month's actual operating and financial results.

                           (r) Change in Key Personnel. Give the Agent prompt
notice of any changes or pending changes with respect to any Key Personnel, including any material changes to the duties and responsibilities of any Key Personnel and use best efforts to replace any Key Personnel with an individual reasonably satisfactory to the Agent within 45 days of any vacancy (other than the chief executive officer or chief financial officer) and, in the case of the chief executive officer or chief financial officer, within 60 days of any vacancy; provided, that, in any event, the Parent shall replace the chief executive officer and the chief financial officer with an individual reasonably satisfactory to the Agent within 90 days of any vacancy.

                           (s) Conversion of Soft Inventory. Use its reasonable
efforts to convert "soft" inventory and "accounts receivable" inventory into "hard" inventory.

                           (t) Collateral Information. Use its best efforts to
provide the Agent with copies of any appraisals or valuations of material Collateral and any qualified letter of intent, offer or commitment to purchase material Collateral, in each case to the extent prepared for or received by any of the Borrowers and to provide promptly to the Agent an updated Exhibit G to the extent that Accounts Held for Sale are offered or listed at prices materially less than the "Estimated Net Proceeds" set forth on such Exhibit for such assets.

                           (u) Management of Resorts. With respect to each
Resort with which they have a management contract on the Final Facility Effective Date, maintain, and cause each of their Subsidiaries to maintain such management contracts, except to the extent that the failure to maintain such management contracts is not reasonably likely to have a Material Adverse Effect.

                           (v) Homeowners' Association and Maintenance Fees.
Pay, and cause each of their Subsidiaries to pay, all homeowners' association and maintenance fees required to be paid by them before such fees become delinquent or become a Lien (other than a Permitted Lien) or charge upon any of its properties, except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof.

                           (w) Servicer and Custodian. Enter into, and cause
each of their Subsidiaries to enter into, such servicer and custodian arrangements as agreed to by the Agent and the Administrative Borrower; provided, that, prior to entering into any custodian arrangements, the Borrowers shall obtain either (i) the written consent of the Creditors Committee or (ii) the approval of the Bankruptcy Court.

                           (x) Regulatory Matters. Comply, and cause each of
their Subsidiaries to comply, with all applicable regulations of any Governmental Authority with respect to the sale of Time Share Interests in each jurisdiction in which they are currently selling Time Share Interests, and to take all actions (or cease all actions) as may be necessary to sell Time Share Interests in each relevant jurisdiction, except to the extent such noncompliance or failure to take action is not reasonably likely to have a Material Adverse Effect.

                           (y) Sales and Marketing. At all times maintain, and
cause each of their Subsidiaries to maintain, an active sales and marketing program for the sale of the Time Share Interests in each location where it currently has material sales and marketing programs and in which it continues to have material Time Share Interests.

                           (z) Club Obligations. Cause the Club to remain in
compliance in all material respects with all applicable laws, statutes, rules and governmental regulations applicable to it and in compliance with each material instrument, agreement or document to which it is a party or by which it is bound. At all times, the Borrowers will administer and maintain all obligations under the Club according to the terms and conditions of each material instrument, agreement or document to which they are parties or by which they are bound.

                           (aa) Systems. At all times maintain, and cause each
of their Subsidiaries to maintain, accounting and inventory interval systems substantially as currently operating.

                           (bb) Inventory Management. Within a reasonable period
of time after the Final Facility Effective Date, implement, and cause each of their Subsidiaries to implement, a backup storage and disaster recovery program for their inventory management systems reasonably acceptable to the Agent.

                           (cc) Financial Advisor. At all times continue to
retain Jay Alix & Associates and a financial advisor reasonably acceptable to Agent.

                           (dd) Lien Releases. Use its commercially reasonable
efforts to have terminated or discharged all Liens (other than Permitted Liens (other than Liens referred to in clause (n) of the definition of Permitted Liens)) identified pursuant to the title searches and UCC searches obtained pursuant to Section 5.04(b), and provide to the Agent evidence acceptable to the Agent, in its sole and absolute discretion, of such termination or discharge.

                           (ee) Power of Attorney. Grant to the Agent a power of
attorney, in form and substance mutually agreed between the Agent and the Administrative Borrower, executed by the Loan Parties and relating to the resolution of exceptions pursuant to the Custodial Agreement and the Custodial Bi-Party Agreement

         SECTION 7.02 Negative Covenants. So long as any principal of or interest on any Loan or any other Obligation (whether or not due) shall remain unpaid or any Lender shall have any Commitment hereunder, the Borrowers shall not, unless the Required Lenders shall otherwise consent in writing:

                           (a) Final Bankruptcy Court Order; Administrative
Priority; Lien Priority; Payment of Claims.

                                    (i) At any time seek, consent to or suffer
to exist any modification, stay, vacation or amendment of the Final Bankruptcy Court Order except for modifications and amendments agreed to by the Agent;

                                    (ii) At any time suffer to exist a priority
for any administrative expense or unsecured claim against any Borrower (now existing or hereafter arising of any kind or nature whatsoever, including without limitation any administrative expenses of the kind specified in Sections 503(b) and 507(b) of the Bankruptcy Code) equal or superior to the priority of the Lenders in respect of the Obligations, except for the Carve-Out Expenses having priority over the Obligations to the extent set forth in the definition of Agreed Administrative Expense Priorities;

                                    (iii) At any time suffer to exist any Lien
on the Collateral having a priority equal or superior to the Lien in favor of the Lenders in respect of the Collateral except for Permitted Liens; and

                                    (iv) Prior to the date on which the
Obligations have been paid in full in cash and the Term Loan Commitment and the Revolving Credit Commitment have been terminated, pay any administrative expense claims except (A) Priority Professional Expenses and other payments pursuant to sub-clause (i) of clause "first" of the definition of the term "Agreed Administrative Expense Priorities", (B) any Obligations due and payable hereunder, (C) other administrative expense claims incurred in the ordinary course of the business of the Borrowers or their respective Chapter 11 Cases, and (D) payments of pre-petition obligations permitted pursuant to Section 7.02(j) hereof (but which shall be authorized and allowed only if no Default or Event of Default shall have occurred and be continuing), in each case to the extent and having the order of priority set forth in the Agreed Administrative Expense Priorities.

                           (b) Liens, Etc. Create, incur, assume or suffer to
exist, or permit any of their Subsidiaries to create, incur, assume or suffer to exist any Lien upon or with respect to any of their properties, whether now owned or hereafter acquired, to file or suffer to exist under the Uniform Commercial Code or any similar law or statute of any jurisdiction, a financing statement (or the equivalent thereof) that names any Loan Party or any of its Subsidiaries as debtor, to sign or suffer to exist any security agreement authorizing any secured party thereunder to file such financing statement (or the equivalent thereof), to sell any of its Property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such Property or assets (including sales of accounts receivable) with recourse to any Loan Party or any of its Subsidiaries or assign or otherwise transfer, or permit any of its Subsidiaries to assign or otherwise transfer, any account or other right to receive income; other than, as to all of the above, Permitted Liens.

                           (c) Indebtedness. Create, incur, assume, guarantee or
suffer to exist, or otherwise become or remain liable with respect to, or permit any of their Subsidiaries to create, incur, assume, guarantee or suffer to exist or otherwise become or remain liable with respect to, any Indebtedness other than Permitted Indebtedness.

                           (d) Fundamental Changes. Wind-up, liquidate or
dissolve (or permit or suffer any thereof) or merge, consolidate or amalgamate with any Person, convey, sell, lease or sublease, transfer or otherwise dispose of, whether in one transaction or a series of related transactions, all or any part of their business, Property or assets, whether now owned or hereafter acquired, or (agree to do any of the foregoing) or purchase or otherwise acquire, whether in one transaction or a series of related transactions, all or substantially all of the assets of any Person (or any division thereof) (or agree to do any of the foregoing), or permit any of their Subsidiaries to do any of the foregoing; provided, however, that


                                    (i) (A) any Borrower may be merged into or
may consolidate with another Borrower, (B) any Guarantor may be merged into or may consolidate with another Guarantor or (C) any wholly-owned Subsidiary of any Loan Party (other than the Borrowers or the Guarantors) may be merged into such Loan Party or another such wholly-owned Subsidiary of such Loan Party, or may consolidate with another such wholly-owned Subsidiary of such Loan Party, so long as (w) no other provision of this Agreement would be violated thereby, (x) such Loan Party gives the Agent at least 60 days' prior written notice of such merger or consolidation, (y) no Default or Event of Default shall have occurred and be continuing either before or after giving effect to such transaction, and
(z) the Lenders' rights in any Collateral, including, without limitation, the existence, perfection and priority of any Lien thereon, are not adversely affected by such merger or consolidation;

                                    (ii) any of the Loan Parties and their
Subsidiaries may (A) sell Time Share Interests and other inventory in the ordinary course of business, (B) dispose of obsolete or worn-out equipment in the ordinary course of business, (C) enter into licenses or sublicenses in the ordinary course of business, (D) effect transfers permitted by Section 7.02(f) or Section 7.02(g) hereof , (E) effect Permitted Dispositions and (F) sell or otherwise dispose of other Property or assets for cash in an aggregate amount not less than the fair market value of such Property or assets with the consent of the Agent, such consent not to be unreasonably withheld, provided that (x) the consent of the Agent shall not be required for Dispositions (including any transfer of a property management contract) set forth in the Budget so long as the cumulative Net Cash Proceeds from such Dispositions are greater than or equal to 90% of the cumulative forecasted Net Cash Proceeds for such Dispositions as set forth in the Budget, and (y) the Borrowers comply with the terms of Section 2.09(b)(ii) and Section 2.10(c)(ii); provided further, that in any event the Net Cash Proceeds from a proposed Disposition will be greater than or equal to 80% of the forecasted Net Cash Proceeds for such Disposition. The Lien of the Agent and the Lenders in time share inventory sold in the ordinary course of business on ordinary business terms in which the Net Cash Proceeds for any such sale are less than $50,000 shall be released automatically and without any further action on the part of the Agent or the Lenders upon the effective date of such sale, provided that such release shall be revoked if the title insurance company insuring the interest of the purchaser of such time share inventory or the Administrative Borrower has received written notice from the Agent of such revocation;

                                    (iii) any of the Loan Parties and their
Subsidiaries may make investments in or loans to Non-Debtor Subsidiaries with an aggregate balance at any time outstanding not more than $7,500,000 in excess of such balance as of the Final Facility Effective Date; and

                                    (iv) any of the Non-Debtor Subsidiaries
(other than the Guarantors) may convey, transfer or otherwise dispose of Property and assets with a fair market value not to exceed $5,000,000 from the Final Facility Effective Date and in a total amount not to exceed $15,000,000 in the aggregate for all Non-Debtor Subsidiaries from the Final Facility Effective Date.

                           (e) Change in Type of Business. Make, or permit any
of their Subsidiaries to make, any material change in the type of its business as carried on at the date hereof.

                           (f) Loans, Advances, Investments, Etc. Make or commit
or agree to make any loan, advance guarantee of obligations, other extension of credit or capital contributions to, or hold or invest in or commit or agree to hold or invest in, or purchase or otherwise acquire or commit or agree to purchase or otherwise acquire any shares of the Capital Stock, bonds, notes, debentures or other securities of, or make or commit or agree to make any other investment in, any other Person, or purchase or own any futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, or permit any of its Subsidiaries to do any of the foregoing, except for: (i) investments existing on the Final Facility Effective Date, as set forth on Schedule 7.02(f) hereto, but not any increase in the amount thereof as set forth in such Schedule or any other modification of the terms thereof, (ii) transfers, investments or loans permitted by Section 7.02(d)(iii) hereof, (iii) other loans and advances by any Loan Party to another Loan Party made in the ordinary course of business, provided that any such loans or advances to any Loan Party that is not a Borrower shall be subject to the prior written consent of the Agent and the approval of the Bankruptcy Court, (iv) loans and advances made by any Non-Debtor Subsidiary to any Loan Party, (v) purchase money loans made by any Loan Party to the purchasers of time share inventory in the ordinary course of business, (vi) other acquisitions or investments by Non-Debtor Subsidiaries in an amount not to exceed $5,000,000 for any such acquisition or investment or, with the consent of the Agent, such consent not to be unreasonably withheld, an agreed upon greater amount, and (vi) Permitted Investments.

                           (g) Lease Obligations. Create, incur or suffer to
exist, or permit any of their Subsidiaries to create, incur or suffer to exist, any obligations as lessee (i) for the payment of rent for any real or personal property in connection with any sale and leaseback transaction, or (ii) for the payment of rent for any real or personal property under leases or agreements to lease other than (A) Capitalized Lease Obligations which would not cause the aggregate amount of all obligations under Capitalized Leases entered into after the Final Facility Effective Date owing by the Loan Parties and their Subsidiaries to exceed the amounts provided for in subsection (h) of this
Section 7.02, and (B) Operating Lease Obligations which would not cause the aggregate amount of all Operating Lease Obligations owing by the Loan Parties and their Subsidiaries to exceed the amount outstanding on the Final Facility Effective Date.

                           (h) Capital Expenditures. Make or commit or agree to
make, any Capital Expenditure (by purchase or Capitalized Lease) that would cause the aggregate amount of all such Capital Expenditures made by the Borrowers to exceed an amount as set forth in the Budget.

                           (i) Restricted Payments. (i) Declare or pay any
dividend or other distribution, direct or indirect, on account of any Capital Stock of any Loan Party or any of its Subsidiaries, now or hereafter outstanding, (ii) make any repurchase, redemption, retirement, defeasance, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Capital Stock of any Loan Party or any direct or indirect parent of any Loan Party, now or hereafter outstanding, (iii) make any payment to retire, or to obtain the surrender of, any outstanding warrants, options or other rights for the purchase or acquisition of shares of any class of Capital Stock of any Loan Party, now or hereafter outstanding, (iv) return any of capital to any shareholders or other equity holders of any Loan Party or any of its Subsidiaries, or make any other distribution of Property, assets, shares of Capital Stock, warrants, rights, options, obligations or securities thereto as such or (v) pay any management fees or any other fees or expenses (including the reimbursement thereof by any Loan Party or any of its Subsidiaries) pursuant to any management, consulting or other services agreement to any of the shareholders or other equityholders of any Loan Party or any of its Subsidiaries, or to any other Subsidiaries of any Loan Party.

                           (j) Payments. Make any payment of principal or
interest or otherwise on account of any Indebtedness or trade payable incurred prior to the Filing Date, provided that such payments may be made: (i) to the holders of, or in respect of, wage, salary, commission or other compensation and employee benefit obligations (including expense reimbursements) to employees and independent contractors which arose prior to the Filing Date; (ii) to landlords in connection with the assumption of unexpired leases under Section 365 of the Bankruptcy Code in an aggregate amount acceptable to the Agent; (iii) to lessors and non-debtor parties to executory contracts in connection with the assumption of such leases and contracts under Section 365 of the Bankruptcy Code; (iv) in respect of workers' compensation benefits and liability and property insurance policies of the Borrowers in an aggregate amount acceptable to the Agent; (v) with respect to payroll taxes, garnishment payments, sales taxes, gift certificates, customer refunds, customer credits or other trust fund disbursements in accordance with past practice of the Borrowers; (vi) to the holders of Permitted Liens which have priority over the Liens securing the Obligations, the proceeds of the assets subject to such Permitted Liens in connection with the sale, disposition, collection or other liquidation of such assets to the extent necessary to satisfy such Permitted Liens; (vii) to the holders of such Indebtedness, payments of principal, interest and fees with respect to the Indebtedness of Sunterra Europe outstanding on the Filing Date in an amount acceptable to the Agent; and (viii) to homeowners, timeshare, condominium or property owners associations, fees, dues and other obligations for the payment of money that become due prior to the Filing Date in an aggregate amount acceptable to the Agent; in each case after prior written notice of such payment has been given by the Administrative Borrower to the Agent and subject to approval of the Bankruptcy Court.

                           (k) Transactions with Affiliates. Enter into, renew,
extend or be a party to, or permit any of their Subsidiaries to enter into, renew, extend or be a party to any transaction or series of related transactions (including, without limitation, the purchase, sale, lease, transfer or exchange of Property or assets of any kind or the rendering of services of any kind) with any Affiliate, except (i) in the ordinary course of business in a manner and to an extent consistent with past practice and necessary or desirable for the prudent operation of its business, for fair consideration and on terms no less favorable to the Loan Parties or such Subsidiaries than would be obtainable in a comparable arm's length transaction with a Person that is not an Affiliate thereof, (ii) transactions among the Loan Parties and (iii) the conversion of that certain Sunterra Europe intercompany note from a demand note to a term facility on the terms and conditions set forth on Schedule 7.02(k).

                           (l) Environmental. Permit the use, handling,
generation, storage, treatment, release or disposal of Hazardous Materials at any Property owned or leased by the

Loan Parties or any of their Subsidiaries except in compliance with Environmental Laws and so long as such use, handling, generation, storage, treatment, release or disposal of Hazardous Materials does not result in a Material Adverse Effect.

                           (m) Multiemployer Plans. Become or permit any ERISA
Affiliate to become obligated to contribute to any Multiemployer Plan, or assume or permit any ERISA Affiliate to assume any obligation of any predecessor with respect to any Multiemployer Plan.

                           (n) Availability. Permit the sum of (i) the month-end
book cash balance for any month (excluding amounts, if any, then on deposit in the Blocked Accounts described in Sections 2.10(c)(i), 2.09(b)(iii) and 2.10(c)(iii)) and (ii) the Revolving Credit Borrowing Base less the aggregate principal amount of Revolving Loans outstanding as of the end of such month, to be less than $5,000,000.

                           (o) Collateral Coverage Ratio. Permit the Collateral
Coverage Ratio at any time to be less than the Required Collateral Coverage Ratio; provided, that if the Collateral Coverage Ratio is equal to or less than the Required Collateral Coverage Ratio, but greater that 1.75:1, then the Administrative Borrower shall promptly but in any event within 10 Business Days provide the Agent with a report outlining the reasons for the failure to maintain a Collateral Coverage Ratio at least equal to the Required Collateral Coverage Ratio and a plan (in such detail and substance as is acceptable to the Agent) for achieving a Collateral Coverage Ratio at least equal to the Required Collateral Coverage Ratio within a timeframe acceptable to the Agent (such timeframe shall in no event exceed 90 days) (the "Collateral Coverage Ratio Compliance Plan") and the Borrowers shall have 30 days from the date set forth in the Collateral Coverage Ratio Compliance Plan to achieve a Collateral Coverage Ratio at least equal to the Required Collateral Coverage Ratio; and provided, further, that if the Administrative Borrower and the Agent are unable to agree upon a Collateral Coverage Ratio Compliance Plan within 15 Business Days after the initial noncompliance with the Collateral Coverage Ratio (provided that the Collateral Coverage Ratio is greater than 1.75:1), then the Borrowers shall have 30 days to achieve a Collateral Coverage Ratio at least equal to the Required Collateral Coverage Ratio.

                           (p) Net Sales Contracts. As of the end of any month,
permit the aggregate amount of actual Time Share Interests sales contracts written, net of ordinary course rescissions, for the last three months to exceed a 40% positive variance or a 25% negative variance from the forecasted amount as set forth in the Budget.

                           (q) Operating Margin. At any time, permit the
negative variance, if any, between the cumulative actual monthly Operating Margin and the cumulative forecasted monthly Operating Margin for the same period (as set forth in the Budget) to exceed $6,000,000.

                           (r) Professional Fees. Incur or pay any professional
fees incurred in connection with the Chapter 11 Cases during any three month period in an amount in excess of

120% of the forecasted amount of professional fees as approved by the Agent and as set forth in the Budget (the "Professional Fee Cap"); provided, however, that the Professional Fee Cap may be increased to the extent a pro forma Budget reflecting such increase demonstrates to the reasonable satisfaction of the Agent that the Collateral Coverage Ratio for the remaining term of this Agreement will be equal to or greater than the Required Collateral Coverage Ratio.

                           (s) Adjustment of Pricing. Without the Agent's
consent, such consent not to be unreasonably withheld, seek any material adjustment to the Bankruptcy Court-approved pricing as of the Final Facility Effective Date.

                           (t) Board of Directors of Parent. Without the Agent's
consent, such consent not to be unreasonably withheld, permit the election or appointment to the Board of Directors of the Parent of any individual who is not a director of the Parent as of the Final Facility Effective Date.

                                 ARTICLE VIII.
                                EVENTS OF DEFAULT

         SECTION 8.01 Events of Default. If any of the following Events of Default shall occur and be continuing:

                           (a) the Borrowers shall fail to pay any principal of
or interest on any Loan, any Agent Advance or any fee, indemnity or other amount payable under this Agreement or any other Loan Document when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise);

                           (b) any representation or warranty made or deemed
made by or on behalf of any Loan Party or by any officer of the foregoing under or in connection with any Loan Document or under or in connection with any report, certificate, or other document delivered to the Agent or the Lenders pursuant to any Loan Document shall have been incorrect or misleading in any material respect when made or deemed made;

                           (c) any Loan Party shall fail to perform or comply
with any covenant or agreement contained in Article VII, or any Loan Party shall fail to perform or comply with any covenant or agreement contained in Section 5 of any Security Agreement to which it is a party or Section 6 of any Pledge Agreement to which it is a party or any material covenant of any Mortgage to which it is a party, or the Collateral Coverage Ratio at any time shall be less than 1.75:1;

                           (d) any Loan Party shall fail to perform or comply
with any other term, covenant or agreement contained in any Loan Document to be performed or observed by it and, except as set forth in subsections (a), (b) and
(c) of this Section 8.01, such failure, if capable of being remedied, shall remain unremedied for 30 days after the earlier of the date a senior officer of any Loan Party becomes aware of such failure and the date written notice of such default shall have been given by the Agent to such Loan Party;

                           (e) any Guarantor shall fail to pay any principal of
or interest on any of its Indebtedness (excluding Indebtedness evidenced by the Term Loan Notes and the Revolving Credit Notes) in excess of $1,000,000, or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness, or any other default under any agreement or instrument relating to any such Indebtedness, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased or an offer to prepay, redeem, purchase or defease such Indebtedness shall be required to be made, in each case prior to the stated maturity thereof;

                           (f) An order with respect to any of the Chapter 11
Cases shall be entered by the Bankruptcy Court appointing, or any Borrower shall file an application for an order with respect to any Chapter 11 Case seeking the appointment of, (i) a trustee under Section 1104, or (ii) an examiner with enlarged powers relating to the operation of the business (powers beyond those set forth in Section 1106(a)(3) and (4) of the Bankruptcy Code) under Section 1106(b) of the Bankruptcy Code;

                           (g) An order with respect to any of the Chapter 11
Cases shall be entered by the Bankruptcy Court converting such Chapter 11 Case to a Chapter 7 case;

                           (h) (i) the Borrowers file a Comprehensive Plan of
Reorganization which does not contain a provision for termination of the Term Loan Commitment and the Revolving Credit Commitment and payment in full in cash of all Obligations of the Borrowers hereunder and under the other Loan Documents on or before the effective date of such plan or plans or (ii) an order shall be entered by the Bankruptcy Court confirming a plan of reorganization in any of the Chapter 11 Cases which does not contain a provision for termination of the Term Loan Commitment and the Revolving Credit Commitment and payment in full in cash of all Obligations of the Borrowers hereunder and under the other Loan Documents on or before the effective date of such plan or plans upon entry thereof;

                           (i) An order shall be entered by the Bankruptcy Court
dismissing any of the Chapter 11 Cases which does not contain a provision for termination of the Term Loan Commitments and the Revolving Credit Commitments, and payment in full in cash of all Obligations of the Borrowers hereunder and under the other Loan Documents upon entry thereof;

                           (j) An order with respect to any of the Chapter 11
Cases shall be entered by the Bankruptcy Court without the express prior written consent of the Lender, (i) to revoke, reverse, stay, modify, supplement or amend the Final Bankruptcy Court Order or (ii) to permit any administrative expense or any claim (now existing or hereafter arising, of any kind or nature whatsoever) to have administrative priority as to the Borrowers equal or superior to the priority of the Lender in respect of the Obligations, except for allowed administrative expenses having priority over the Obligations to the extent set forth in the Agreed Administrative Expense Priorities, or (iii) to grant or permit the grant of a Lien on the Collateral other than a Permitted Lien;

                           (k) an application for any of the orders described in
clauses (f), (g), (h), (i) or (j) above shall be made by a Person other than the Borrowers and such application is not contested by the Borrowers in good faith and the relief requested is granted in an order that is not stayed pending appeal;

                           (l) an order shall be entered by the Bankruptcy Court
that is not stayed pending appeal granting relief from the automatic stay to any creditor of any of the Borrowers with respect to any claim in an amount equal to or exceeding $2,000,000 in the aggregate; provided, however, that it shall not be an Event of Default if relief from the automatic stay is granted (i) solely for the purpose of allowing such creditor to determine the liquidated amount of its claim against the Borrowers, or (ii) to permit the commencement of and/or prosecution of a proceeding to collect against an insurance company;

                           (m) any Guarantor, AKGI Poipu Investments, Inc.,
Argosy/KGI Poipu Investment Partnership, L.P. or Signature Capital-West Maui, LLC (i) shall institute any proceeding or voluntary case seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for any such Person or for any substantial part of its Property, (ii) shall be generally not paying its debts as such debts become due or shall admit in writing its inability to pay its debts generally, (iii) shall make a general assignment for the benefit of creditors, or (iv) shall take any action to authorize or effect any of the actions set forth above in this subsection (m);

                           (n) any proceeding shall be instituted against any
Guarantor, AKGI Poipu Investments, Inc., Argosy/KGI Poipu Investment Partnership, L.P. or Signature Capital-West Maui, LLC seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for any such Person or for any substantial part of its Property, and either such proceeding shall remain undismissed or unstayed for a period of 30 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against any such Person or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its Property) shall occur;

                           (o) any provision of any Loan Document shall at any
time for any reason (other than pursuant to the express terms thereof) cease to be valid and binding on or enforceable against any Loan Party intended to be a party thereto, or the validity or enforceability thereof shall be contested by any party thereto, or a proceeding shall be commenced by any Loan Party or any Governmental Authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof, any Loan Party shall deny in writing that it has any liability or obligation purported to be created under any Loan Document;

                           (p) any Security Agreement, any Mortgage or any other
security document, after delivery thereof pursuant hereto, shall for any reason fail or cease to create a valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority Lien in favor of the Agent for the benefit of the Lenders on any Collateral purported to be covered thereby;

                           (q) one or more judgments or orders for the payment
of money exceeding $1,000,000 in the aggregate shall be rendered against any Guarantor and remain unsatisfied and either (i) enforcement proceedings shall have been commenced by any creditor upon any such judgment or order, or (ii) there shall be a period of 10 consecutive days after entry thereof during which a stay of enforcement of any such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; provided, however, that any such judgment or order shall not give rise to an Event of Default under this subsection (q) if and for so long as (A) the amount of such judgment or order is covered by a valid and binding policy of insurance between the defendant and the insurer covering full payment thereof and (B) such insurer has been notified, and has not disputed the claim made for payment, of the amount of such judgment or order;

                           (r) any Termination Event with respect to any
Employee Plan shall have occurred, and, 30 days after notice thereof shall have been given to any Loan Party by the Agent, (i) such Termination Event (if correctable) shall not have been corrected, and (ii) the then current value of such Employee Plan's vested benefits exceeds the then current value of assets allocable to such benefits in such Employee Plan by more than $2,000,000 (or, in the case of a Termination Event involving liability under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 4971
or 4975 of the Code, the liability is in excess of such amount);

                           (s) an event or development occurs which has or is
reasonably likely to have a Material Adverse Effect which is not cured within 10 Business Days after notice thereof to the Administrative Borrower by the Agent; or

                           (t) the Borrowers shall fail to deliver to the Agent
within seven (7) days after the Final Facility Effective Date, such opinions required to be delivered pursuant to Section 5.01(e)(iv) which the Agent has, in its sole and absolute discretion, permitted the Borrowers to deliver within seven (7) days after the Final Facility Effective Date;

then, and in any such event, the Agent may, and shall at the request of the Required Lenders, by notice to the Administrative Borrower, (i) terminate the Revolving Credit Commitments and the Term Loan Commitments, whereupon the Revolving Credit Commitments and the Term Loan Commitments shall terminate immediately, (ii) declare all Loans then outstanding to be due and payable, whereupon the aggregate principal of such Loans, all accrued and unpaid interest thereon, all fees and all other amounts payable under this Agreement shall become due and payable immediately, without further order of, or application to, the Bankruptcy Court, presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by each Loan Party and (iii) exercise any and all of its other rights and remedies under applicable law (including, but not limited to, the Bankruptcy Code and the Uniform Commercial
Code), hereunder and under the other Loan Documents.

                                  ARTICLE IX.
                                      AGENT

         SECTION 9.01 Appointment. Each Lender (and each subsequent holder of any Note by its acceptance thereof) hereby irrevocably appoints and authorizes the Agent to perform the duties of the Agent as set forth in this Agreement including: (i) to receive on behalf of each Lender any payment of principal of or interest on the Notes outstanding hereunder and all other amounts accrued hereunder for the account of the Lenders and paid to the Agent, and, subject to
Section 2.03 of this Agreement, to distribute promptly to each Lender its Pro Rata Share of all payments so received, (ii) to distribute to each Lender copies of all material notices and agreements received by the Agent and not required to be delivered to each Lender pursuant to the terms of this Agreement, provided that the Agent shall not have any liability to the Lenders for the Agent's inadvertent failure to distribute any such notices or agreements to the Lenders and (iii) subject to Section 9.03 of this Agreement, to take such action as the Agent deems appropriate on its behalf to administer the Loans and the Loan Documents and to exercise such other powers delegated to the Agent by the terms hereof or the Loan Documents (including, without limitation, the power to give or to refuse to give notices, waivers, consents, approvals and instructions and the power to make or to refuse to make determinations and calculations) together with such powers as are reasonably incidental thereto to carry out the purposes hereof and thereof. As to any matters not expressly provided for by this Agreement and the other Loan Documents (including, without limitation, enforcement or collection of the Notes), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions of the Required Lenders shall be binding upon all Lenders and all holders of Notes; provided, however, that the Agent shall not be required to take any action which, in the reasonable opinion of the Agent, exposes the Agent to liability or which is contrary to this Agreement or any Loan Document or applicable law.

         SECTION 9.02 Nature of Duties. The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement or in the Loan Documents. The duties of the Agent shall be mechanical and administrative in nature. The Agent shall not have by reason of this Agreement or any Loan Document a fiduciary relationship in respect of any Lender. Nothing in this Agreement or any of the Loan Documents, express or implied, is intended to or shall be construed to impose upon the Agent any obligations in respect of this Agreement or any of the Loan Documents except as expressly set forth herein or therein. Each Lender shall make its own independent investigation of the financial condition and affairs of the Loan Parties in connection with the making and the continuance of the Loans hereunder and shall make its own appraisal of the creditworthiness of the Loan Parties and the value of the Collateral, and the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the initial Loans hereunder or at any time or times thereafter, provided that, upon the reasonable request of a Lender, the Agent shall provide to such Lender any documents or reports delivered to the Agent by the Loan Parties pursuant to the terms of this Agreement or any Loan Document. If the Agent seeks the consent or approval of the Required Lenders to the taking or refraining from taking any action hereunder, the Agent shall send notice thereof to each Lender. The Agent shall promptly notify each Lender any time that the Required Lenders have instructed the Agent to act or refrain from acting pursuant hereto.

         SECTION 9.03 Rights, Exculpation, Etc. The Agent and its directors, officers, agents or employees shall not be liable for any action taken or omitted to be taken by it under or in connection with this Agreement or the other Loan Documents. Without limiting the generality of the foregoing, the Agent (i) may treat the payee of any Note as the holder thereof until the Agent receives written notice of the assignment or transfer thereof, pursuant to
Section 10.08 hereof, signed by such payee and in form satisfactory to the Agent; (ii) may consult with legal counsel (including, without limitation, counsel to the Agent or counsel to the Loan Parties), independent public accountants, and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel or experts; (iii) make no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, certificates, warranties or representations made in or in connection with this Agreement or the other Loan Documents; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the other Loan Documents on the part of any Person, the existence or possible existence of any Default or Event of Default, or to inspect the Collateral or other Property (including, without limitation, the books and records) of any Person; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; and
(vi) shall not be deemed to have made any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Agent's Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral. The Agent shall not be liable for any apportionment or distribution of payments made in good faith pursuant to Section 2.03(c), and if any such apportionment or distribution is subsequently determined to have been made in error the sole recourse of any Lender to whom payment was due but not made, shall be to recover from other Lenders any payment in excess of the amount which they are determined to be entitled. The Agent may at any time request instructions from the Lenders with respect to any actions or approvals which by the terms of this Agreement or of any of the Loan Documents the Agent is permitted or required to take or to grant, and if such instructions are promptly requested, the Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval under any of the Loan Documents until it shall have received such instructions from the Required Lenders. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting under this Agreement, the Notes or any of the other Loan Documents in accordance with the instructions of the Required Lenders.

         SECTION 9.04 Reliance. The Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the Loan Documents and its duties hereunder or thereunder, upon advice of counsel selected by it.

         SECTION 9.05 Indemnification. To the extent that the Agent is not reimbursed and indemnified by any Loan Party, the Lenders will reimburse and indemnify the Agent from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement or any of the Loan Documents or any action taken or omitted by the Agent under this Agreement or any of the Loan Documents, in proportion to each Lender's Pro Rata Share, including, without limitation, advances and disbursements made pursuant to Section 9.08; provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements for which there has been a final judicial determination that such resulted from the Agent's gross negligence or willful misconduct. The obligations of the Lenders under this Section 9.05 shall survive the payment in full of the Loans and the termination of this Agreement.

         SECTION 9.06 Agent Individually. With respect to its Pro Rata Share of the Total Commitment hereunder, the Loans made by it and the Notes issued to or held by it, the

Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender or holder of a Note. The terms "Lenders" or "Required Lenders" or any similar terms shall, unless the context clearly otherwise indicates, include the Agent in its individual capacity as a Lender or one of the Required Lenders. The Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with the Borrowers as if it were not acting as an Agent pursuant hereto without any duty to account to the Lenders.

         SECTION 9.07 Successor Agent.

                           (a) The Agent may resign from the performance of all
its functions and duties hereunder and under the other Loan Documents at any time by giving at least thirty (30) Business Days' prior written notice to the Administrative Borrower and each Lender. Such resignation shall take effect upon the acceptance by a successor Agent of appointment pursuant to clauses (b) and
(c) below or as otherwise provided below.

                           (b) Upon any such notice of resignation, the Required
Lenders shall appoint a successor Agent who, in the absence of a continuing Event of Default, shall be reasonably satisfactory to the Borrowers. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. After the Agent's resignation hereunder as the Agent, the provisions of this Article IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Loan Documents.

                           (c) If a successor Agent shall not have been so
appointed within said thirty (30) Business Day period, the retiring Agent shall then appoint a successor Agent who, if an Event of Default is not continuing, shall be reasonably satisfactory to the Borrowers, who shall serve as Agent until such time, if any, as the Required Lenders appoint a successor Agent as provided above.

         SECTION 9.08 Collateral Matters.

                           (a) The Agent may from time to time, during the
occurrence and continuance of an Event of Default, make such disbursements and advances ("Agent Advances") which the Agent, in its sole discretion, deems necessary or desirable to preserve or protect the Collateral or any portion thereof, to enhance the likelihood or maximize the amount of repayment by the Borrowers of the Loans and other Obligations or to pay any other amount chargeable to the Borrowers pursuant to the terms of this Agreement, including, without limitation, costs, fees and expenses as described in Section 10.04. The Agent Advances shall be repayable on demand and be secured by the Collateral. The Agent Advances shall not constitute

Loans but shall otherwise constitute Obligations hereunder. The Agent shall notify each Lender and the Administrative Borrower in writing of each Agent Advance, which notice shall include a description of the purpose of such Agent Advance. Without limitation to its obligations pursuant to Section 9.05, each Lender agrees that it shall make available to the Agent, upon the Agent's demand, in Dollars in immediately available funds, the amount equal to such Lender's Pro Rata Share of such Agent Advance. If such funds are not made available to the Agent by such Lender, the Agent shall be entitled to recover such funds on demand from such Lender, together with interest thereon, for each day from the date such payment was due until the date such amount is paid to the Agent, at the Federal Funds Rate for three Business Days and thereafter at the Reference Rate.

                           (b) The Lenders hereby irrevocably authorize the
Agent, at its option and in its discretion, to release any Lien granted to or held by the Agent upon any Collateral upon termination of the Total Commitment and payment and satisfaction of all Loans and all other Obligations which have matured and which the Agent has been notified in writing are then due and payable; or constituting Property being sold or disposed of in the ordinary course of any Loan Party's business and in compliance with the terms of this Agreement and the other Loan Documents; or constituting Property in which the Loan Parties owned no interest at the time the Lien was granted or at any time thereafter; or if approved, authorized or ratified in writing by the Lenders. Upon request by the Agent at any time, the Lenders will confirm in writing the Agent's authority to release particular types or items of Collateral pursuant to this Section 9.08(b).

                           (c) Without in any manner limiting the Agent's
authority to act without any specific or further authorization or consent by the Lenders (as set forth in Section 9.08(b)), each Lender agrees to confirm in writing, upon request by the Agent, the authority to release Collateral conferred upon the Agent under Section 9.08(b). Upon receipt by the Agent of confirmation from the Lenders of its authority to release any particular item or types of Collateral, and upon prior written request by any Loan Party, the Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to the Agent for the benefit of the Lenders upon such Collateral; provided, however, that (i) the Agent shall not be required to execute any such document on terms which, in the Agent's opinion, would expose the Agent to liability or create any obligations or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Lien upon (or obligations of any Loan Party in respect of) all interests in the Collateral retained by any Loan Party.

                           (d) The Agent shall have no obligation whatsoever to
any Lenders to assure that the Collateral exists or is owned by the Loan Parties or is cared for, protected or insured or has been encumbered or that the Lien granted to the Agent pursuant to this Agreement has been properly or sufficiently or lawfully created, perfected, protected or enforced or is entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Agent in this Section
9.08 or in any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Agent may act in any manner it may deem appropriate, in its sole discretion, given the Agent's own interest in the Collateral as one of the Lenders and that the Agent shall have no duty or liability whatsoever to any other Lender.

                                   ARTICLE X.
                                  MISCELLANEOUS

         SECTION 10.01 Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed, telecopied or delivered, if to any Loan Party, at the following address:

                  Sunterra Corporation
                  1781 Park Center Drive
                  Orlando, Florida  32835
                  Attention:  Chief Financial Officer
                  Telephone:  407-532-1000
                  Telecopier:  407-532-1058

                  with a copy to:

                  Sunterra Corporation
                  1781 Park Center Drive
                  Orlando, Florida  32835
                  Attention:  General Counsel
                  Telephone:  407-532-1000
                  Telecopier:  407-532-1058

                  and to:

                  Willkie Farr & Gallagher
                  787 Seventh Avenue
                  New York, New York  10019
                  Attention: Cornelius T. Finnegan, III
                  Telephone:  212-728-8000
                  Telecopier:  212-728-8111
                  and to:

                  Whiteford, Taylor & Preston L.L.P.
                  7 Saint Paul Street
                  Baltimore, Maryland  21202
                  Attention:   Martin T. Fletcher
                               Joseph N. Schaller
                  Telephone:  410-347-8700
                  Telecopier:  410-752-7092

                  if to the Agent, to it at the following address:

                  Greenwich Capital Markets, Inc.
                  600 Steamboat Road
                  Greenwich, Connecticut  06830
                  Attention: John C. Anderson
                  Telephone: 203-625-7941
                  Telecopier: 203-618-2135

                  with a copy to:

                  Greenwich Capital Markets, Inc.
                  600 Steamboat Road
                  Greenwich, Connecticut  06830
                  Attention:  General Counsel
                  Telephone: 203-625-6065
                  Telecopier: 203-618-2134

                  and to:

                  Kirkland & Ellis
                  200 East Randolph Drive
                  Chicago, Illinois  60601
                  Attention: Andrew M. Kaufman
                  Telephone: 312-861-2000
                  Telecopier: 312-861-2200


or, as to each party, at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 10.01. All such notices and other communications shall be effective, (i) if mailed, when received or three days after deposited in the mails, whichever occurs first, (ii) if telecopied, when transmitted and confirmation received, or (iii) if delivered, upon delivery, except that notices to the Agent pursuant to Article II shall not be effective until received by the Agent.

                           (a) Nothing in this Agreement or in any other Loan
Document shall be construed to limit or affect the obligation of the Borrowers or any other Person to serve upon the Lenders in the manner prescribed by the Bankruptcy Code any pleading or notice required to be given to the Lenders pursuant to the Bankruptcy Code.

         SECTION 10.02 Amendments, Etc. No amendment or waiver of any provision of this Agreement or any Note, and no consent to any departure by the Borrowers or any other Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders, and, in the case of an amendment, the Borrowers, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given, provided, however, that no amendment, waiver or consent shall (i) increase the Revolving Credit Commitment or Term Loan Commitment of any Lender, reduce the principal of, or interest on, the Loans payable to any Lender, reduce the amount of any fee payable for the account of any Lender, or postpone or extend any date fixed for any payment of principal of, or interest or fees on, the Loans payable to any Lender, in each case without the written consent of any Lender affected thereby, (ii) increase the Total Revolving Credit Commitment, Total Term Loan Commitment or Total Commitment, (iii) change the percentage of the Revolving Credit Commitments, Term Loan Commitments or Total Commitments or of the aggregate unpaid principal amount of the Notes that is required for the Lenders or any of them to take any action hereunder, (iv) amend the definition of "Required Lenders" or "Pro Rata Share", (v) release all or a substantial portion of the Collateral (except as otherwise provided in this Agreement and the other Loan Documents), subordinate any Lien granted in favor of the Agent for the benefit of the Lenders, or release any Borrower or any Guarantor, (vi) modify, waive, release or subordinate the super priority claim status of the Obligations (except as permitted in this Agreement and the Loan Documents), or (vii) amend, modify or waive Section 7.02(n), Section 7.02(o), Section 7.02(p), Section 7.02(q) or this Section 10.02 of this Agreement, in the case of clauses (ii) through (vii), without the written consent of each Lender. Notwithstanding the foregoing, no amendment, waiver or consent shall, unless in writing and signed by the Agent, affect the rights or duties of the Agent (but not in its capacity as a Lender) under this Agreement or the other Loan Documents. The parties to this Agreement acknowledge that all material amendments to this Agreement will require the consent of the Bankruptcy Court.

         SECTION 10.03 No Waiver; Remedies, Etc. No failure on the part of the Agent or any Lender to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right under any Loan Document preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Agent and the Lenders provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Agent and the Lenders under any Loan Document against any party thereto are not conditional or contingent on any attempt by the Agent and the Lenders to exercise any of their rights under any other Loan Document against such party or against any other Person.

         SECTION 10.04 Expenses; Taxes; Attorneys' Fees. Without any further order of the Bankruptcy Court, the Borrowers will pay on demand, all costs and expenses incurred by or on behalf of the Agent (and, in the case of clauses (c) through (m) below, the Lenders), regardless of whether the transactions contemplated hereby are consummated, including, without limitation, reasonable fees, costs, client charges and expenses of counsel for the Agent (and, in the case of clauses (c) through (m) below, the Lenders), accounting, due diligence (provided that in connection with the due diligence conducted prior to the execution of this Agreement, the maximum allowable due diligence expense reimbursement shall be $350,000), periodic field audits, physical counts, valuations, investigations, searches and filings, monitoring of assets, appraisals of Collateral, environmental assessments (all conducted on a reasonable basis and, unless a Default or Event of Default shall have occurred and be continuing, in consultation with the Administrative Borrower), miscellaneous disbursements, examination, travel, lodging and meals, arising from or relating to: (a) the negotiation, preparation, execution, delivery, performance and administration of this Agreement, the other Loan Documents and the Custodial Agreement, (including, without limitation, the preparation of any additional Loan Documents, pursuant to Section 7.01(b) or the review of any of the agreements, instruments and documents referred to in Section 7.01(f)), (b) any requested amendments, waivers or consents to this Agreement, the other Loan Documents or the Custodial Agreement whether or not such documents become effective or are given, (c) the preservation and protection of any of the Lenders' rights under this Agreement, the other Loan Documents or the Custodial Agreement, (d) the defense of any claim or action asserted or brought against the Agent or the Lenders by any Person that arises from or relates to this Agreement, any other Loan Document, the Custodial Agreement, the Agent's or the Lenders' claims against the Borrowers and each other Loan Party, or any and all matters in connection therewith, (e) the commencement or defense of, or intervention in, any court proceeding arising from or related to this Agreement, any other Loan Document or the Custodial Agreement, (f) the filing of any petition, complaint, answer, motion or other pleading by the Agent or the Lenders, or the taking of any action in respect of the Collateral or other security, in connection with this Agreement, any other Loan Document or the Custodial Agreement, (g) the protection, collection, lease, sale, taking possession of or liquidation of, any Collateral or other security in connection with this Agreement, any other Loan Document or the Custodial Agreement, (h) any attempt to enforce any Lien or security interest in any Collateral or other security in connection with this Agreement, any other Loan Document or the Custodial Agreement, (i) any attempt to collect from the Borrowers or any other Loan Party, (j) the receipt by the Agent or the Lenders of any advice from professionals with respect to any of the foregoing, (k) all liabilities and costs arising from or in connection with the past, present or future operations of the Borrowers and each other Loan Party involving any damage to real or personal property or natural resources or harm or injury alleged to have resulted from any

Release of Hazardous Materials on, upon or into such property, (l) any Environmental Liabilities and Costs incurred in connection with the investigation, removal, cleanup and/or remediation of any Hazardous Materials present or arising out of the operations of any facility of any Borrower or any other Loan Party, or (m) any Environmental Liabilities and Costs incurred in connection with any Environmental Lien. Without limitation of the foregoing or any other provision of any Loan Document: (x) the Borrowers agree to pay all stamp, document, transfer, recording or filing taxes or fees and similar impositions now or hereafter payable in connection with this Agreement, any other Loan Document or the Custodial Agreement, and the Borrowers agree to save the Agent and the Lenders harmless from and against any and all present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying any such taxes, fees or impositions, (y) the Borrowers agree to pay all broker fees that may become due in connection with the transactions contemplated by this Agreement (other than any such fees that become payable solely as a result of actions of the Agent or any of the Lenders), and (z) if the Borrowers fail to perform any covenant or agreement contained herein or in any other Loan Document, the Agent may itself perform or cause performance of such covenant or agreement, and the expenses of the Agent incurred in connection therewith shall be reimbursed on demand by the Borrowers.

         SECTION 10.05 Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, any Lender may, and is hereby authorized to, at any time and from time to time, without notice to the Borrowers (any such notice being expressly waived by the Borrowers) and to the fullest extent permitted by law, set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Borrowers against any and all obligations of any of them now or hereafter existing under any Loan Document, irrespective of whether or not such Lender shall have made any demand hereunder or thereunder and although such obligations may be contingent or unmatured. Each Lender agrees to notify the Administrative Borrower promptly after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application.

         SECTION 10.06 Survival. All covenants, agreements, representations and warranties made by the Borrowers herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans, regardless of any investigation made by any such other party or on its behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Term Loan Commitments and Revolving Credit Commitments have not expired or terminated. The provisions of Sections 2.13, 4.04, 10.04 and 10.15 and Article IX shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof.

         SECTION 10.07 Severability. Any provision of this Agreement, which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 10.08 Assignments and Participations.

                           (a) This Agreement and the Notes shall be binding
upon and inure to the benefit of the Borrowers and the other Loan Parties and the Agent and each Lender and their respective successors and assigns (including, except for the right to request Loans, any trustee succeeding to the rights of the Borrowers pursuant to Chapter 11 of the Bankruptcy Code or pursuant to any conversion to a case under Chapter 7 of the Bankruptcy Code); provided, however, that each of the Borrowers and the other Loan Parties may not assign or transfer any of their rights hereunder, or under the Notes, without the prior written consent of each Lender and any such assignment without the Lenders' prior written consent shall be null and void.

                           (b) Each Lender may, with the written consent of the
Agent and, unless a Default or Event of Default has occurred and is continuing, the written consent of the Administrative Borrower (which consent shall not be required in connection with any assignment to any Affiliate of such Lender), such consent of the Administrative Borrower not to be unreasonably withheld, assign to one or more other lenders or other entities all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Revolving Credit Commitment or Term Loan Commitment, the Loans made by it and the Notes held by it); provided, however, that (i) such assignment is in an amount which is at least $5,000,000 or a multiple of $1,000,000 in excess thereof (or the remainder of such Lender's Revolving Credit Commitment or Term Loan Commitment) and (ii) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance, an Assignment and Acceptance, together with any Note subject to such assignment and such parties shall deliver to the Agent a processing and recordation fee of $5,000. Upon such execution, delivery and acceptance, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least three Business Days after the delivery thereof to the Agent (or such shorter period as shall be agreed to by the Agent and the parties to such assignment), (A) the assignee thereunder shall become a "Lender" hereunder and, in addition to the rights and obligations hereunder held by it immediately prior to such effective date, have the rights and obligations hereunder that have been assigned to it pursuant to such Assignment and Acceptance and (B) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto). Notwithstanding anything in this Agreement to the contrary, at no time shall there be more than three (3) Lenders that are Lenders party to this Agreement.

                                    (i) By executing and delivering an
Assignment and Acceptance, the assigning Lender and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows:
(A) other than as provided in such Assignment and Acceptance, the assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto; (B) the assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Loan Parties or any of their Subsidiaries or the performance or observance by the Loan Parties of any of their obligations under this Agreement or any other Loan Document furnished pursuant hereto; (C) such assignee confirms that it has received a copy of this Agreement and the other Loan Documents, together with such other documents and information it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (D) such assignee will, independently and without reliance upon the Assigning Lender, the Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents; (E) such assignee appoints and authorizes the Agent to take such action as Agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (F) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement and the other Loan Documents are required to be performed by it as a Lender.

                                    (ii) The Agent shall maintain, or cause to
be maintained at the Payment Office, a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Revolving Credit Commitments and Term Loan Commitments of, and principal amount of the Loans owing to each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrowers, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Administrative Borrower and any Lender at any reasonable time and from time to time upon reasonable prior notice.

                                    (iii) Upon its receipt of an Assignment and
Acceptance executed by an assigning Lender and an assignee, together with the Notes subject to such assignment, the Agent shall, if the Agent consents to such assignment and if such Assignment and Acceptance has been completed (i) accept such Assignment and Acceptance,
(ii) give prompt notice thereof to the Administrative Borrower, (iii) record the information contained therein in the Register, and (iv) prepare and distribute to each Lender and the Administrative Borrower a revised Schedule 1.01(E) hereto after giving effect to such assignment, which revised Schedule 1.01(E) shall replace the prior Schedule 1.01(E) and become part of this Agreement.

                                    (iv) A Registered Loan (and the Registered
Note, if any, evidencing the same) may be assigned or sold in whole or in part only by registration of such assignment or sale on the Register (and each Registered Note shall expressly so provide). Any assignment or sale of all or part of such Registered Loan (and the Registered Note, if any, evidencing the same) may be effected only by registration of such assignment or sale on the Register, together with the surrender of the Registered Note, if any, evidencing the same duly endorsed by (or accompanied by a written instrument of assignment or sale duly executed by) the holder of such Registered Note, whereupon, at the request of the designated assignee(s) or transferee(s), one or more new Registered Notes in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s). Prior to the registration of assignment or sale of any Registered Loan (and the Registered Note, if any evidencing the same), the Agent shall treat the Person in whose name such Registered Loan (and the Registered Note, if any, evidencing the same) is registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding notice to the contrary.

                                    (v) In the event that any Lender sells
participations in a Registered Loan, such Lender shall maintain a register on which it enters the name of all participants in the Registered Loans held by it (the "Participant Register"). A Registered Loan (and the Registered Note, if any, evidencing the same) may be participated in whole or in part only by registration of such participation on the Participant Register (and each Registered Note shall expressly so provide). Any participation of such Registered Loan (and the Registered Note, if any, evidencing the same) may be effected only by the registration of such participation on the Participant Register.

                                    (vi) Any foreign Person who purchases or is
assigned or participates in any portion of such Registered Loan shall provide the Agent (in the case of a purchase or assignment) or the Lender (in the case of a participation) with a completed Internal Revenue Service Form W-8 (Certificate of Foreign Status) or a substantially similar form for such purchaser, participant or any other affiliate who is a holder of beneficial interests in the Registered Loan.

                           (c) Each Lender may sell participations to one or
more banks or other entities in or to all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, all or a portion of its Term Loan Commitment and Revolving Credit Commitment, and the Loans made by it); provided, that (i) such Lender's obligations under this Agreement (including without limitation, its Term Loan Commitment and

Revolving Credit Commitment hereunder) and the other Loan Documents shall remain unchanged; (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and the Borrowers, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents, and (iii) a participant shall not be entitled to require such Lender to take or omit to take any action hereunder except (A) action directly effecting an extension of the maturity dates or decrease in the principal amount of the Loans, or (B) action directly effecting an extension of the due dates or a decrease in the rate of interest payable on the Loans or the fees payable under this Agreement, or (C) actions directly effecting a release of all or a substantial portion of the Collateral or any Borrower or any Guarantor (except as set forth in Section 9.08 of this Agreement or any Loan Document).

         SECTION 10.09 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

         SECTION 10.10 GOVERNING LAW. THIS AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK EXCEPT AS GOVERNED BY THE BANKRUPTCY CODE.

         SECTION 10.11 WAIVER OF JURY TRIAL, ETC. EACH LOAN PARTY, THE AGENT AND THE LENDERS HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT, THE NOTES OR OTHER LOAN DOCUMENTS, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREE THAT ANY SUCH ACTION, PROCEEDINGS OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH LOAN PARTY CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF THE AGENT OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE AGENT OR ANY LENDER WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS. EACH LOAN PARTY HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS ENTERING INTO THIS AGREEMENT.

         SECTION 10.12 Consent by the Agent and Lenders. Except as otherwise expressly set forth herein to the contrary, if the consent, approval, satisfaction, determination, judgment, acceptance or similar action (an "Action") of the Agent or any Lender shall be permitted or required pursuant to any provision hereof or any provision of any other agreement to which the Borrowers and any other Loan Party are parties and to which the Agent or any Lender has succeeded thereto, such Action shall be required to be in writing and may be withheld or denied by the Agent or such Lender, in its sole discretion, with or without any reason, and without being subject to question or challenge on the grounds that such Action was not taken in good faith.

         SECTION 10.13 No Party Deemed Drafter. Each of the parties hereto agrees that no party hereto shall be deemed to be the drafter of this Agreement.

         SECTION 10.14 Sunterra Corporation as Agent for Borrowers. Each Borrower hereby irrevocably appoints Sunterra Corporation as the borrowing agent and attorney-in-fact for the Borrowers (the "Administrative Borrower") which appointment shall remain in full force and effect unless and until the Agent shall have received prior written notice signed by all of the Borrowers that such appointment has been revoked and that another Borrower has been appointed Administrative Borrower. Each Borrower hereby irrevocably appoints and authorizes the Administrative Borrower (i) to provide the Agent with all notices with respect to Loans obtained for the benefit of any Borrower and all other notices and instructions under this Agreement and (ii) to take such action as the Administrative Borrower deems appropriate on its behalf to obtain Loans and to exercise such other powers as are reasonably incidental thereto to carry out the purposes of this Agreement. It is understood that the handling of the Loan Account and Collateral of the Borrowers in a combined fashion, as more fully set forth herein, is done solely as an accommodation to the Borrowers in order to utilize the collective borrowing powers of the Borrowers in the most efficient and economical manner and at their request, and that neither the Agent nor the Lenders shall incur liability to the Borrowers as a result hereof. Each of the Borrowers expects to derive benefit, directly or indirectly, from the handling of the Loan Account and the Collateral in a combined fashion since the successful operation of each Borrower is dependent on the continued successful performance of the integrated group. To induce the Agent and the Lenders to do so, and in consideration thereof, each of the Borrowers hereby jointly and severally agrees to indemnify the Indemnitees (as hereinafter defined) and hold the Indemnitees harmless against any and all liability, expense, loss or claim of damage or injury, made against such Indemnitee by any of the Borrowers or by any third party whosoever, arising from or incurred by reason of (a) the handling of the Loan Account and Collateral of the Borrowers as herein provided,
(b) the Agent and the Lenders relying on any instructions of the Administrative Borrower, or (c) any other action taken by the Agent or any Lender hereunder or under the other Loan Documents.

         SECTION 10.15 Indemnification. In addition to each Loan Party's other Obligations under this Agreement, each Loan Party agrees to, jointly and severally, defend, protect, indemnify and hold harmless the Agent, each Lender and all of their respective officers, directors, employees, attorneys, consultants and agents (collectively called the "Indemnitees") from and against any and all losses, damages, liabilities, obligations, penalties, fees, reasonable costs and expenses (including, without limitation, reasonable attorneys' fees, costs and expenses) incurred by such Indemnitees, whether prior to or from and after the Final Facility Effective Date, whether direct, indirect or consequential, as a result of or arising from or relating to or in connection with any of the following: (i) the negotiation, preparation, execution or performance or enforcement of this Agreement, any other Loan Document, the Custodial Agreement or of any other document executed in connection with the transactions contemplated by this Agreement, (ii) the Agent's or any Lender's furnishing of funds to the Borrowers under this Agreement, including, without limitation, the management of any such Loans,
(iii) any matter relating to the financing transactions contemplated by this Agreement, the other Loan Documents or the Custodial Agreement or by any document executed in connection with the transactions contemplated by this Agreement, the other Loan Documents or the Custodial Agreement, (iv) any act or omission by any broker, agent or other salesperson of the Time Share Interests, or (v) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto (collectively, the "Indemnified Matters"); provided, however, that the Loan Parties shall not have any obligation to any Indemnitee under this Section 10.15 for any Indemnified Matter caused by the gross negligence or willful misconduct of such Indemnitee, as determined by a final judgment of a court of competent jurisdiction. Such indemnification for all of the foregoing losses, damages, fees, costs and expenses of the Indemnitees are chargeable against the Loan Account. To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section 10.15 may be unenforceable because it is violative of any law or public policy, each Loan Party shall, jointly and severally, contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Matters incurred by the Indemnitees. This Indemnity shall survive the repayment of the Obligations and the discharge of the Liens granted under the Loan Documents.

         SECTION 10.16 Records. The unpaid principal of and interest on the Notes, the interest rate or rates applicable to such unpaid principal and interest, the duration of such applicability, the Term Loan Commitments, the Revolving Credit Commitments, and the accrued and unpaid fees payable pursuant to Section 2.11 hereof, including, without limitation, the Facility Fee, the Unused Line Fee, and the Early Termination Fee, shall at all times be ascertained from the records of the Agent, which shall be conclusive and binding absent manifest error.

         SECTION 10.17 Binding Effect. This Agreement shall become effective when it shall have been executed by each Loan Party, the Agent and each Lender and when the conditions precedent set forth in Section 5.01 hereof have been satisfied or waived in writing by the Agent, and thereafter shall be binding upon and inure to the benefit of each Loan Party, the Agent and each Lender, and their respective successors and assigns, except that the Loan Parties shall not have the right to assign their rights hereunder or any interest herein without the prior written consent of each Lender, and any assignment by any Lender shall be governed by Section 10.08 hereof.

         SECTION 10.18 Acknowledgment Regarding Sunterra Securitizations. Nothing in this Agreement, or in any agreement or instrument entered into in connection herewith, or in the Final Bankruptcy Court Order shall be construed as affecting or altering the rights or obligations of any Person with respect to the Sunterra Securitizations or as granting to any Lender or the Agent any Lien or other claim on: (i) any mortgage loans, mortgage notes or other installment obligations ("Securitization Mortgage Notes") that were transferred prior to the Filing Date as part of the Sunterra Securitizations, or any proceeds or profits of such Securitization Mortgage Notes; (ii) any funds or other assets that are held or received by the Parent or any of its Subsidiaries or Affiliates in their capacities as servicers or sub-servicers pursuant to the Sunterra Securitizations and in which the servicers or sub-servicers do not hold an equitable interest; or (iii) any funds or other assets of Finance L.L.C., TerraSun L.L.C. or Dutch Elm LLC, except to the extent, if any, that such funds or other assets are subject to recovery under the Bankruptcy Code or other applicable law or order. Notwithstanding anything in this Agreement to the contrary, none of Finance L.L.C., TerraSun Holding, TerraSun L.L.C., DE Holdings or Dutch Elm, LLC shall be a Guarantor or Loan Party or shall otherwise be liable in respect of any of the Obligations. The foregoing provisions are not intended to prohibit any Lien in favor of any Lender or the Agent in any right which any Loan Party possesses now or in the future in respect of the Sunterra Securitizations (including, without limitation, amounts representing excess cash flow distributed to such Loan Party and any rights with respect to the servicing of such Securitization Mortgage Notes); provided, that the existence of such Lien does not violate and is not in violation of any provision in existence as of the Final Facility Effective Date contained in any document relating to any Sunterra Securitization or other off-balance sheet financing facility. This
Section 10.18 is for the express benefit of the parties to the Sunterra Securitizations and may not be amended, waived or otherwise modified without either their prior written consent or further order of the Bankruptcy Court, upon prior notice to them.

                                  * * * * * * *

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                BORROWERS:
                                ---------

                                SUNTERRA CORPORATION

                                By: /s/ Lawrence E. Young
                                    -----------------------
                                   Name:Lawrence E. Young
                                   Title: Vice President and Chief
                                   Financial Officer

                                AKGI LAKE TAHOE INVESTMENTS, INC.

                                By: /s/ Lawrence E. Young
                                    -----------------------
                                   Name: Lawrence E. Young
                                   Title: Vice President

                                AKGI ST. MAARTEN N.V.

                                By: /s/ Lawrence E. Young
                                    -----------------------
                                   Name:  Lawrence E. Young
                                   Title: Vice President


                                ALL SEASONS PROPERTIES, INC.

                                By: /s/ Lawrence E. Young
                                    -----------------------
                                    Name:      Lawrence E. Young
                                    Title:     Vice President

                                ALL SEASONS REALTY, INC.

                                By: /s/ Lawrence E. Young
                                    -----------------------
                                    Name:      Lawrence E. Young
                                    Title:     Vice President


                                ALL SEASONS RESORTS, INC.

                                By: /s/ Lawrence E. Young
                                    -----------------------
                                    Name:      Lawrence E. Young
                                    Title:     Vice President


                                ALL SEASONS RESORTS, INC.

                                By: /s/ Lawrence E. Young
                                    -----------------------
                                    Name:      Lawrence E. Young
                                    Title:     Vice President


                                ARGOSY GRAND BEACH, INC.

                                By: /s/ Lawrence E. Young
                                    -----------------------
                                    Name:      Lawrence E. Young
                                    Title:     Vice President

                                ARGOSY HILTON HEAD, INC.

                                By: /s/ Lawrence E. Young
                                    -----------------------
                                   Name:      Lawrence E. Young
                                   Title: Vice President


                                ARGOSY PARTNERS, INC.

                                By: /s/ Lawrence E. Young
                                    -----------------------
                                    Name: Lawrence E. Young
                                    Title: Vice President

                                ARGOSY/KGI  GRAND BEACH
                                INVESTMENT PARTNERSHIP

                                By: Argosy Grand Beach, Inc.,
                                its General Partner

                                    By:/s/ Lawrence E. Young
                                       -----------------------
                                       Name: Lawrence E. Young
                                       Title: Vice President

                                By: Argosy Partners, Inc.,
                                    its General Partner

                                    By: /s/ Lawrence E. Young
                                        -----------------------
                                        Name: Lawrence E. Young
                                        Title: Vice President

                                By:  KGI  Grand  Beach  Investments
                                     Inc., its Managing General
                                     Partner

                                     By: /s/ Lawrence E. Young
                                         -----------------------
                                         Name:  Lawrence E. Young
                                         Title:   Vice President

                                ARGOSY/KGI PORT ROYAL PARTNERS

                                By: Argosy Hilton Head, Inc.
                                    its General Partner

                                    By: /s/ Lawrence E. Young
                                        -----------------------
                                        Name: Lawrence E. Young
                                        Title: Vice President

                                By: KGI Port Royal, Inc.,
                                    its Managing General Partner


                                    By: /s/ Lawrence E. Young
                                        -----------------------
                                        Name:  Lawrence E. Young
                                        Title:  Vice President

                                AVCOM INTERNATIONAL, INC.


                                By: /s/ Lawrence E. Young
                                    -----------------------
                                    Name:   Lawrence E. Young
                                    Title:  Vice President

                                DESIGN INTERNATIONALE-RMI, INC.

                                By: /s/ Lawrence E. Young
                                    -----------------------
                                    Name:   Lawrence E. Young
                                    Title:  Vice President

                                GRAND BEACH PARTNERS, L.P.

                                By:  Argosy/KGI Grand Beach
                                     Investment Partnership,  its
                                     General Partner

                                     By:   Argosy Partners, Inc.,
                                           its General partner

                                        By: /s/ Lawrence E. Young
                                            -----------------------
                                            Name: Lawrence E. Young
                                            Title: Vice President


                                     By: Argosy Grand Beach, Inc.,
                                         its General Partner


                                        By: /s/ Lawrence E. Young
                                            -----------------------
                                            Name: Lawrence E. Young
                                            Title: Vice President


                                     By: KGI Grand Beach
                                         Investments, Inc. its
                                         Managing General Partner



                                        By: /s/ Lawrence E. Young
                                            -----------------------
                                            Name: Lawrence E. Young
                                            Title: Vice President

                                GRAND BEACH RESORT,
                                 LIMITED PARTNERSHIP

                                By: Grand Beach Partners, LP,
                                    its General Partner

                                     By: Argosy/KGI Grand Beach
                                         Investment Partnership,
                                         its General Partner

                                        By: KGI Grand Beach
                                            Investments, Inc.,
                                            its Managing General Partner


                                             By: /s/ Lawrence E. Young
                                                 ----------------------
                                                Name: Lawrence E. Young
                                                Title: Vice President

                                        By: Argosy Partners, Inc.,
                                            its General Partner


                                             By: /s/ Lawrence E. Young
                                                 ----------------------
                                                 Name: Lawrence E. Young
                                                 Title: Vice President

                                        By: Argosy Grand Beach, Inc.,
                                            its General Partner


                                             By: /s/ Lawrence E. Young
                                                 ----------------------
                                                 Name: Lawrence E. Young
                                                 Title: Vice President

                                GREENSPRINGS ASSOCIATES

                                By: Plantation Resorts Group, Inc.,
                                    its Joint Venturer

                                    By: /s/ Lawrence E. Young
                                        -----------------------
                                        Name: Lawrence E. Young
                                        Title: Vice President


                                By: Greensprings Plantation Resort,
                                    Inc., its Joint Venturer

                                     By: /s/ Lawrence E. Young
                                         -----------------------
                                         Name:  Lawrence E. Young
                                         Title: Vice President


                                GREENSPRINGS PLANTATION RESORT,
                                  INC.

                                By: /s/ Lawrence E. Young
                                    -----------------------
                                    Name:    Lawrence E. Young
                                    Title:   Vice President

                                HARICH TAHOE DEVELOPMENT

                                By: Lakewood Development Inc.,
                                    its Managing General Partner

                                     By: /s/ Lawrence E. Young
                                         -----------------------

                                             Name: Lawrence E. Young
                                             Title: Vice President



                                By:    Ridgewood Development Inc.,
                                         its General Partner


                                     By: /s/ Lawrence E. Young
                                         -----------------------
                                         Name:  Lawrence E. Young
                                         Title: Vice President



                                KGI GRAND BEACH INVESTMENTS, INC.



                                By: /s/ Lawrence E. Young
                                    -----------------------
                                    Name: Lawrence E. Young
                                    Title:  Vice President



                                KGI PORT ROYAL, INC.



                                By:  /s/ Lawrence E. Young
                                         -----------------------
                                         Name:  Lawrence E. Young
                                         Title: Vice President

                                KGK LAKE TAHOE DEVELOPMENT, INC.



                                By: /s/ Lawrence E. Young
                                         -----------------------
                                         Name:  Lawrence E. Young
                                         Title: Vice President



                                LAKE TAHOE RESORT PARTNERS, LLC



                                By:    AKGI Lake Tahoe Investments, Inc.,
                                         its Managing Member


                                     By: /s/ Lawrence E. Young
                                         -----------------------
                                         Name:  Lawrence E. Young
                                         Title: Vice President



                                By:    KGK Lake Tahoe Development, Inc.,
                                         its Member


                                         By: /s/ Lawrence E. Young
                                             -----------------------
                                             Name:  Lawrence E. Young
                                             Title: Vice President



                                LAKEWOOD DEVELOPMENT INC.



                                By: /s/ Lawrence E. Young
                                    -------------------------------
                                    Name:      Lawrence E. Young
                                    Title:     Vice President

                                             MMG DEVELOPMENT CORP.



                                By: /s/ Lawrence E. Young
                                    -------------------------------
                                    Name:      Lawrence E. Young
                                    Title:     Vice President



                                PLANTATION RESORTS GROUP, INC.



                                By: /s/ Lawrence E. Young
                                    -------------------------------
                                    Name:      Lawrence E. Young
                                    Title:     Vice President



                                POINTE PARTNERS LIMITED PARTNERSHIP

                                By: Harich Tahoe Developments,
                                     its Managing General Partner



                                     By:  Lakewood Development Inc.,
                                          its Managing General Partner


                                         By: /s/ Lawrence E. Young
                                             ----------------------
                                             Name:  Lawrence E. Young
                                             Title: Vice President



                                     By: Ridgewood Development Inc.,
                                           its General Partner


                                         By: /s/ Lawrence E. Young
                                             ----------------------
                                             Name:  Lawrence E. Young
                                             Title: Vice President

                                             PORT ROYAL RESORT, L.P.



                                By: Argosy/KGI Port Royal Partners,
                                     its General Partner


                                    By:  KGI Port Royal, Inc.,
                                         its Managing General Partner


                                         By: /s/ Lawrence E. Young
                                             ----------------------
                                             Name:  Lawrence E. Young
                                             Title: Vice President



                                    By:      Argosy Hilton Head, Inc.,
                                             its General Partner


                                         By: /s/ Lawrence E. Young
                                             ----------------------
                                             Name:  Lawrence E. Young
                                             Title: Vice President

                                POWHATAN ASSOCIATES



                                By: Plantation Resorts Group, Inc.,
                                     its Joint Venturer


                                    By:  /s/ Lawrence E. Young
                                         -----------------------
                                         Name:  Lawrence E. Young
                                         Title: Vice President



                                        By:    Williamsburg Vacations, Inc.,
                                                 its Joint Venturer


                                     By: /s/ Lawrence E. Young
                                         -----------------------
                                         Name:  Lawrence E. Young
                                         Title: Vice President



                                PREMIER VACATIONS, INC.



                                By: /s/ Lawrence E. Young
                                    -----------------------
                                    Name:  Lawrence E. Young
                                    Title: Vice President



                                RESORT CONNECTIONS, INC.



                                By: /s/ Lawrence E. Young
                                    -----------------------
                                    Name:  Lawrence E. Young
                                    Title: Vice President

                                RESORT MARKETING INTERNATIONAL, INC.



                                By: /s/ Lawrence E. Young
                                    -----------------------
                                    Name:  Lawrence E. Young
                                    Title: Vice President



                                RESORTS DEVELOPMENT INTERNATIONAL,
                                INC.



                                By: /s/ Lawrence E. Young
                                    -----------------------
                                    Name:   Lawrence E. Young
                                    Title:  Vice President



                                RIDGE POINTE LIMITED PARTNERSHIP

                                By:    Pointe Partners Limited Partnership,
                                          its Managing General Partner


                                    By:  Harich Tahoe Development,
                                         its Managing General Partner


                                    By:  Lakewood Development Inc.,
                                          its Managing General Partner


                                         By: /s/ Lawrence E. Young
                                             -----------------------
                                              Name:   Lawrence E. Young
                                              Title:  Vice President


                                    By:  Ridgewood Development Inc.,
                                         its General Partner

                                         By: /s/ Lawrence E. Young
                                             -----------------------
                                              Name:   Lawrence E. Young
                                              Title:  Vice President

                                             RIDGEWOOD DEVELOPMENT INC.



                                             By: /s/ Lawrence E. Young
                                                 -----------------------
                                                 Name:  Lawrence E. Young
                                                 Title: Vice President



                                             RKG, CORP.



                                             By: /s/ Lawrence E. Young
                                                 -----------------------
                                                 Name:   Lawrence E. Young
                                                 Title:  Vice President



                                             SUNTERRA FINANCIAL SERVICES, INC.



                                             By: /s/ Lawrence E. Young
                                                 -----------------------
                                                 Name:  Lawrence E. Young
                                                 Title: Vice President



                                             SUNTERRA ST. CROIX, INC.



                                             By: /s/ Lawrence E. Young
                                                 -----------------------
                                                 Name:  Lawrence E. Young
                                                 Title: Vice President



                                             WILLIAMSBURG VACATIONS, INC.



                                             By: /s/ Lawrence E. Young
                                                 -----------------------
                                                 Name:  Lawrence E. Young
                                                 Title: Vice President

                    [AGENT AND LENDER SIGNATURE PAGE FOLLOWS]

                                             AGENT AND LENDER:
                                             ----------------



                                             GREENWICH CAPITAL MARKETS, INC.



                                             By: /s/ Dominic Obaditch
                                                 -----------------------
                                                 Name:   Dominic Obaditch
                                                 Title:  VP, Credit Asset Backed